UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Affirm Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To our stockholders:

We are pleased to invite you to virtually attend a Special Meeting of Stockholders (including any adjournments, continuations, or postponements thereof, the “Special Meeting”) of Affirm Holdings, Inc., a Delaware corporation (“Affirm”, the “Company” or “we”). The Special Meeting will be held exclusively online via live audio webcast at www.proxydocs.com/AFRM on June 25, 2025, at 8:00 a.m., Pacific Time. The virtual format of the Special Meeting allows us to preserve and even increase stockholder access, while also saving time and money for both us and our stockholders and minimizing our environmental impact. Even with a virtual format, you will still be able to vote and submit questions during the meeting, and we encourage you to attend online and participate.
The Special Meeting will be held for the following purposes:
1.    To approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion.
2.    To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal No. 1.
3.    To conduct any other business properly brought before the Special Meeting.
These proposals, as well as instructions for accessing the virtual Special Meeting, are more fully described in the accompanying proxy statement. The record date for the Special Meeting is April 28, 2025. Only stockholders of record at the close of business on that date are entitled to notice of, and may vote at, the Special Meeting.
By Order of the Board of Directors

Katherine Adkins Chief Legal Officer & Secretary

San Francisco, California May 12, 2025
Important notice regarding the availability of proxy materials for Affirm’s 2025 Special Meeting of Stockholders to be held on June 25, 2025: The notice and proxy statement are available at www.proxydocs.com/AFRM.
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY THROUGH THE INTERNET OR BY TELEPHONE OR REQUEST AND SUBMIT YOUR PROXY CARD AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

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PROPOSAL NO. 1: APPROVAL OF THE REINCORPORATION OF THE COMPANY TO THE STATE OF NEVADA BY CONVERSION	1
PROPOSAL NO. 2: APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL NO. 1	26
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	27
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	29
PROPOSALS OF STOCKHOLDERS FOR 2025 ANNUAL MEETING	33
APPENDIX A: REINCORPORATION RESOLUTIONS	A-1
APPENDIX B: PLAN OF CONVERSION	B-1
APPENDIX C: NEVADA ARTICLES OF INCORPORATION OF AFFIRM HOLDINGS, INC.	C-1
APPENDIX D: NEVADA BYLAWS OF AFFIRM HOLDINGS, INC.	D-1
APPENDIX E: DELAWARE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF AFFIRM HOLDINGS, INC.	E-1
APPENDIX F: DELAWARE AMENDED AND RESTATED BYLAWS OF AFFIRM HOLDINGS, INC.	F-1

Headquarters | 650 California Street, San Francisco, California 94108 | (415) 960-1518
Investor Relations Website | investors.affirm.com

PROXY STATEMENT FOR THE
SPECIAL MEETING OF STOCKHOLDERS
To Be Held at 8:00 a.m., Pacific Time, on June 25, 2025
This proxy statement is furnished in connection with the solicitation of your proxy by our Board of Directors (“Board”) to vote at the Special Meeting of Stockholders (including any adjournments, continuations, or postponements thereof, the “Special Meeting”). This proxy statement contains information about the matters to be voted upon at the Special Meeting and certain other information required by Securities and Exchange Commission (“SEC”) rules. In accordance with SEC rules, we are making our proxy materials available at www.proxydocs.com/AFRM with an option to request a printed set be mailed to you. We expect to begin mailing a notice of internet availability of proxy materials (the “Notice”) on May 12, 2025 to all stockholders of record entitled to vote at the Special Meeting. The Notice contains instructions for viewing the proxy materials, voting online and requesting a printed set of proxy materials.
You are cordially invited to attend the Special Meeting on June 25, 2025, at 8:00 a.m., Pacific Time, which we are holding exclusively online via live webcast at www.proxydocs.com/AFRM. To be admitted to the Special Meeting, you must enter the control number included on your Notice or proxy card. Whether or not you expect to attend the Special Meeting, please vote online, as instructed in these materials, as promptly as possible in order to ensure your representation at the Special Meeting. Even if you have voted by proxy, you may still vote online during the Special Meeting.

PROPOSAL NO. 1: APPROVAL OF THE REINCORPORATION OF THE COMPANY TO THE STATE OF NEVADA BY CONVERSION

Our Board has approved, and recommends that stockholders approve, a proposal to reincorporate, by conversion, the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”), and adopt the resolutions of our Board approving the reincorporation (the “Nevada Reincorporation Resolution”) included as Appendix A to this Proxy Statement, as more fully described in this Proposal No. 1. We call the proposed reincorporation of the Delaware Corporation in the form of a conversion into the Nevada Corporation the “Nevada Reincorporation.”
Principal Terms of the Nevada Reincorporation
The Nevada Reincorporation, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the General Corporation Law of the State of Delaware, as amended (“DGCL”), and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (“NRS”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this Proxy Statement. Approval of this Proposal No. 1 (the “Nevada Reincorporation Proposal”) will constitute approval of the Nevada Reincorporation Resolution and Plan of Conversion.
Through the adoption of the Plan of Conversion, upon the Nevada Reincorporation:
•The Company will continue in existence as a Nevada corporation and will continue to operate our business under the current name, “Affirm Holdings, Inc.” The corporate existence of Affirm Holdings, Inc. will not cease at any time.
•The internal affairs of the Company will cease to be governed by Delaware law and will instead be subject to Nevada law. See “What Changes After Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.
•The Company will cease to be governed by our existing amended and restated certificate of incorporation (the “Delaware Charter”) and amended and restated bylaws (the “Delaware Bylaws”) and will instead be subject to the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), forms of which are included as Appendix C and Appendix D, respectively, to this Proxy Statement. See “What Changes After Nevada Reincorporation?—Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws” below.
•The Nevada Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Nevada Reincorporation).
•Each outstanding share of Class A common stock, par value $0.00001 per share, of the Delaware Corporation (the “Delaware Corporation Class A Common Stock”) will be automatically converted into one outstanding share of Class A common stock, par value $0.00001 per share, of the Nevada Corporation (the “Nevada Corporation Class A Common Stock”) pursuant to the Plan of Conversion.
•Each outstanding share of Class B common stock, par value $0.00001 per share, of the Delaware Corporation (the “Delaware Corporation Class B Common Stock” and together with the Delaware Corporation Class A Common Stock, the “Delaware Corporation Common Stock”) will be automatically converted into one outstanding share of the Class B common stock, par value $0.00001 per share, of the Nevada Corporation (the “Nevada Corporation Class B Common Stock” and together with the Nevada Corporation Class A Common Stock, the “Nevada Corporation Common Stock”) pursuant to the Plan of Conversion.
•Each outstanding restricted stock unit, option, warrant or right to acquire shares of Delaware Corporation Class A Common Stock will continue in existence and automatically become a restricted stock unit, option, warrant or right to acquire an equal number of shares of Nevada Corporation Class A Common Stock under the same terms and conditions.
•Our Class A common stock will continue to be traded on The Nasdaq Global Select Market under the symbol “AFRM.” We do not expect any interruption in the trading of our Class A common stock as a result of the Nevada Reincorporation.
If our stockholders approve the Nevada Reincorporation, we anticipate that the Nevada Reincorporation will become effective on July 1, 2025 (the “Effective Time”).
In connection with the Nevada Reincorporation, the Company intends to make filings with the Secretary of State of Nevada and the Secretary of State of Delaware and does not anticipate making any other filings to effect the Nevada Reincorporation. Nonetheless, we may face legal challenges to the Nevada Reincorporation, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Nevada Reincorporation.
The Nevada Reincorporation may be delayed by our Board, or the Plan of Conversion may be terminated and abandoned by action of our Board, at any time prior to the Effective Time, whether before or after the approval by our stockholders, if our Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders, as the case may be.
Background of the Proposal
General
As part of their ongoing oversight, direction and management of the Company’s business, our Board and management have thoroughly discussed the issue of the Company’s jurisdiction of incorporation. These discussions were motivated by a number of reasons, including a desire to ensure that the Company is best positioned to remain nimble and compete effectively, the Board and management’s monitoring of the legal landscape in Delaware and elsewhere, and the costs and expenses associated with the Company’s incorporation in Delaware.
Affirm Holdings, Inc. is incorporated in Delaware. A large portion of U.S. corporations have historically chosen Delaware as their state of incorporation due to its reputation for having a well-defined, predictable and stable legal environment. Though Delaware corporate law may be less prescriptive in its statutory requirements for fiduciary duties than other states, because of the extensive experience of the Delaware courts and considerable body of judicial decisions since the early 1900s, Delaware has garnered the reputation of offering corporations and their counsel greater guidance and predictability on matters of corporate governance and transaction liability issues.
Our Board’s Evaluation of the Nevada Reincorporation
On December 16, 2024, the Nominating and Governance Committee of our Board met at a regularly scheduled meeting to discuss a number of matters, including the Company’s state of incorporation and the evolving legal landscape in Delaware. Following that discussion, it was the consensus of the committee members that a further discussion of the Company’s state of incorporation should be conducted at a full Board meeting.
At a special meeting of our Board on February 4, 2025, our Board, our Chief Legal Officer and representatives of Wilson Sonsini Goodrich & Rosati PC (“Wilson Sonsini”), counsel to the Company, met to discuss the Company’s state of incorporation. As part of this discussion, the Board discussed both remaining incorporated in Delaware as well as potentially reincorporating to one of a number of states, including Nevada, California, New York, Texas and Maryland, based on predominant market practice and other factors relevant to the Company’s business. Following that discussion, it was the consensus of the Board members that our Board should further evaluate a potential reincorporation focusing on either remaining incorporated in Delaware or reincorporating to Nevada.
Shortly after the special meeting, to assist our Board in evaluating a potential reincorporation, our Board elected to engage a corporate law and governance expert, Professor Steven Davidoff Solomon of the University of California, Berkeley School of Law.
On March 12, 2025, our Board, our Chief Legal Officer, representatives of Wilson Sonsini and Professor Solomon met to again consider and discuss the Company’s potential reincorporation to Nevada. During that meeting, Professor Solomon met with the Board, discussed the potential reincorporation and related matters with the Board, and responded to Board member questions.
On April 24, 2025, our Board, our Chief Legal Officer, representatives of Wilson Sonsini, and Professor Solomon met to again consider and discuss the Company’s potential reincorporation to Nevada. During that meeting, Professor Solomon delivered to the Board a memorandum, discussed the memorandum and related matters with the Board, and responded to Board member questions. Professor Solomon’s memorandum offered an academic review of incorporation and reincorporation, including principles of corporate governance, the value attributable to a company’s situs of incorporation and legal and policy distinctions between Delaware and Nevada. Following that discussion, our Board approved the Nevada Reincorporation and adopted the Nevada Reincorporation Resolution, including the related documents. In reaching its decision, our Board evaluated a number of factors, including benefits to the Company and its stockholders in reincorporating, possible negative impacts from a potential reincorporation, meaningful differences in corporate law between Delaware and Nevada, the historical benefits of domiciling in Delaware, and implications for our stockholders as to their economic, governance and litigation rights.
Recommendation of the Board
Following its meetings and discussions, our Board determined the Nevada Reincorporation is in the best interests of the Company and its stockholders. On April 24, 2025, our Board approved the Nevada Reincorporation, adopted the Nevada Reincorporation Resolution, directed that the Nevada Reincorporation be submitted for consideration by our stockholders at the Special Meeting and recommended that our stockholders approve the Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopt the Nevada Reincorporation Resolution. Pursuant to Section 266 of the DGCL, the Nevada Reincorporation Resolution is hereby submitted for adoption by the stockholders of the Company, with the recommendation of the Board that stockholders vote for the Nevada Reincorporation Resolution.
Reasons for the Nevada Reincorporation
Our Board believes that there are several reasons the Nevada Reincorporation is in the best interests of the Company and its stockholders.
We have observed that the legal environment in Delaware has changed, with a greater frequency of litigation activity brought by well-funded firms who frequently have a significant financial interest in the outcome of the litigation. This has resulted in a less predictable and less stable landscape and body of case law in Delaware, particularly for companies, like ours, with an executive who is also a significant stockholder. Like many companies, we exist in a competitive environment and remain focused on positioning the Company to make business decisions in an agile and nimble manner. The ongoing threat of unmeritorious, but expensive and protracted, litigation over business decisions is inconsistent with that focus. That type of litigation also reallocates value and resources from the Company and its stockholders to litigation and those involved in litigation.
We have considered the amendments to the DGCL that took effect on March 25, 2025 concerning transactions involving a conflict of interest on the part of directors, officers or controlling stockholders and stockholders’ inspection rights. We have also considered the related Senate Concurrent Resolution requesting evaluation of the approach to plaintiffs’ attorneys fee awards in Delaware, the outcome of which is not yet known. Delaware law could continue to evolve and adapt in a way that addresses some of the concerns we have identified, but the effect of these developments is not yet known and the amendments will be subject to judicial interpretation.
By comparison, we believe that based on the law as it exists today Nevada can offer more predictability and certainty in decision-making because of its statutory regime. As we look to our historic growth and strategic decisions and plan for the years to come, removing judicial ambiguity can offer our Board and management clearer guideposts for action that will benefit the Company and our stockholders. Chapter 78 of the NRS is generally recognized as a comprehensive and thoughtfully maintained state corporate statute. Unlike in Delaware, where corporate law regarding fiduciary duties is significantly driven by the Delaware common law as developed by the courts based upon broad, enabling principles, Nevada codifies the fiduciary duties of directors and officers in the NRS. In turn, Nevada courts follow a more statute-based approach to director and officer duties that is less dependent on judicial interpretation.
At this time we anticipate that the Nevada Reincorporation will provide the Company with additional flexibility and stability when the Board is considering certain corporate transactions. However, the Nevada Reincorporation is not being effected to prevent an ultimate sale of the Company, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. In connection with the Nevada Reincorporation, the Nevada Corporation will opt out of certain Nevada statutes that may discourage unsolicited takeovers. Nevertheless, certain effects of the proposed Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. See “What Changes After Nevada Reincorporation?—Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws—Anti-Takeover Implications of the Nevada Reincorporation” below for additional information.
Certain Risks Associated with the Nevada Reincorporation
Although our Board believes that the Nevada Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Nevada Reincorporation will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation in Nevada or the application of Nevada law to the internal affairs of the Company.
For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Nevada law, see “What Changes After Nevada Reincorporation?—Certain

Differences in Stockholder Rights under Delaware and Nevada Law” below.
The Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts. Delaware has an extensive body of case law. Trials are before judges who are experts in corporate law and appointed for 12-year terms. Delaware statutory law is regularly updated by the legislature, which meets every year.
While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, Nevada case law concerning the effects of its statutes and regulations is more limited. As a result, we and our stockholders would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, particularly on matters as to which Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination as a matter of first impression.
Certain Differences Between Delaware and Nevada Law
Although our Board believes that the rights of stockholders under the DGCL and the NRS are substantially similar, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section titled “What Changes After Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law.” For instance, as further explained in the Company’s summary below, under the NRS, a stockholder may inspect a Nevada corporation’s articles of incorporation, bylaws and stock ledger, subject to certain limitations, if such stockholder holds at least 5% of the outstanding shares of stock of the Nevada corporation or has been a holder of shares for at least six months. In addition, the NRS provides that a stockholder may inspect the books of account and financial statements of a Nevada corporation if such stockholder holds at least 15% of the outstanding shares of stock of the Nevada corporation; however, these additional inspection rights are generally not available for stockholders of publicly traded companies. The DGCL, by comparison, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Nevada Reincorporation.
In addition, the NRS expressly permits directors and officers to consider all relevant facts, circumstances, contingencies or constituencies, including approving or taking an action that factors in the interest of stakeholders other than the corporation’s stockholders, such as employees, suppliers and the community. Under Delaware law, by comparison, there is no express statutory authority to consider such interests, and fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Nevada corporation, it is possible that our directors and officers may consider the interests of other constituencies in a manner different from what Delaware law may require.
An important area in which the law in Nevada differs in some respects from that of Delaware relates to anti-takeover protections. Both Delaware and Nevada permit a range of anti-takeover defenses, including poison pills. Both have prohibitions on business combinations with “interested stockholders” owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods: 15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada. Both allow for classified boards of directors, though there are different default standards for director removal: in Delaware, unless the certificate of incorporation provides otherwise, directors on a classified board may only be removed for cause and by the holders of at least a majority of the voting power of the outstanding shares entitled to vote at an election of directors, and in Nevada, there is no distinction between removals for cause and removals without cause (unless specified in the articles of incorporation), and a two-thirds vote is generally required to remove any director. Another potential area of difference involves cash-out merger transactions (i.e., when one company buys another company and pays the stockholders of the acquired company in cash) and directors’ obligations: in such transactions and in general, the NRS allows directors to consider all relevant facts, circumstances, contingencies or constituencies, which may include the short-term and long-term interests of stockholders, but which may also include the interests of stakeholders other than stockholders. Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, although in many circumstances they are allowed, as directors of a Nevada corporation would be, to reject a potential transaction and consider the long-term interests of the corporation and its stockholders.
Finally, there are various important common law doctrines under Delaware law that have not been adopted by Nevada courts or adopted in the Nevada statutes.

Transaction Costs and Litigation Risk
We have incurred and will incur certain non-recurring costs in connection with the Nevada Reincorporation, including certain filing fees and legal and other transaction costs. As noted above, we may face legal challenges in connection with the Nevada Reincorporation, and we may also face additional media scrutiny. We believe a majority of these costs have already been incurred or will be incurred by the submission of the Nevada Reincorporation Proposal to stockholders regardless of whether the Nevada Reincorporation is ultimately completed, except for any litigation related expenses that may arise, which we cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Reincorporation.
It is also possible that the Nevada Reincorporation, regardless of merit, results in additional litigation, with additional expense, distraction and time, or that it does not diminish the expenses, distraction and time the Company currently spends in litigious disputes. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.
What Changes After Nevada Reincorporation?
The Nevada Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Nevada Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws. Approval of this Proposal No. 1 will constitute approval of the Nevada Charter and Nevada Bylaws. The Delaware Charter and the Delaware Bylaws will no longer be applicable following completion of the Nevada Reincorporation. Copies of the Delaware Charter and Delaware Bylaws are included as Appendix E and Appendix F, respectively, to this Proxy Statement.
Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws
The Nevada Charter and the Nevada Bylaws have been drafted with an intent to parallel the Delaware Charter and the Delaware Bylaws to the extent legally possible. However, there are differences between what your rights are under Delaware law and what they will be under Nevada law. In addition, there are differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws as they will be in effect after the Nevada Reincorporation, particularly with respect to changes (i) that are required by Nevada law or (ii) that are necessary in order to preserve the current rights of stockholders and powers of the board of directors following the Nevada Reincorporation. The following discussion is a summary of certain differences between the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. This summary does not cover all the differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws. This summary is subject to the complete text of the relevant provisions of the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. We encourage you to read those documents carefully.

Provision	Delaware	Nevada
Charter Regarding Limitation of Liability of Directors and Officers
The Delaware Charter provides that, to the fullest extent permitted by the DGCL, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. The DGCL precludes liability limitation for (a) any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit.

The NRS, which the Nevada Charter follows, provides that directors and officers are not individually liable to the Company, its stockholders or creditors, unless the presumption of Nevada’s codified “business judgment rule” has been rebutted and it is proven that such person has breached such person’s fiduciary duties as a director or officer and such breach involved intentional misconduct, fraud or a knowing violation of law. Note that Nevada law, which covers both directors and officers, does not categorically exempt breaches of the duty of loyalty from exculpation. Liability of directors for improper payment of dividends is subject to the same exculpatory standard applicable to other liabilities.

Provision	Delaware	Nevada
Bylaws Regarding Forum Adjudication for Disputes
Under the Delaware Bylaws, the Delaware Court of Chancery is the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a duty (including any fiduciary duty) owed by any current or former director, officer, stockholder, employee or agent of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the DGCL or the Delaware Charter or Delaware Bylaws or as to which the DGCL confers jurisdiction on the Delaware Court of Chancery, or (4) any action asserting a claim governed by the internal affairs doctrine. The Delaware Bylaws further provide that the federal district courts of the United States of America are the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended.

Under the Nevada Bylaws, the Eighth Judicial District Court of the State of Nevada, in Clark County, Nevada shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative (1) brought in the name or right of the Company or on its behalf, (2) asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, stockholder, employee or agent or fiduciary of the Company to the Company or the Company’s stockholders, (3) for any internal action (as defined in NRS 78.046), including any action asserting a claim pursuant to any provision of the NRS or the Nevada Charter or Nevada Bylaws, (4) to interpret, apply, enforce or determine the validity of the Nevada Charter or Nevada Bylaws or (5) asserting a claim governed by the internal affairs doctrine. The Nevada Bylaws further provide that the federal district courts of the United States of America are the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended.

Bylaws Regarding Proxies	Under the DGCL and the Delaware Bylaws, no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.	The Nevada Bylaws provide that no proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, which may not exceed seven years.
Bylaws Regarding Officers
The officers of the Company shall consist of a chief executive officer, a secretary, and a chief financial officer. The Company may have such other officers at the discretion of the board of directors.

The officers of the Company shall consist of a chief executive officer, a secretary, and a chief financial officer and any other officers as may be required under the NRS. The Company may have such other officers at the discretion of the board of directors.

Bylaws Regarding Notice of Stockholders’ Meetings
Under the Delaware Bylaws, a notice of a stockholders’ meeting must state the date, time and place, if any, of the meeting, and the means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.

Under the Nevada Bylaws, a notice of a stockholders’ meeting must state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders may be deemed present in person and vote at the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.

Charter Regarding Removal of Directors
The Delaware Charter provides that, for so long as the Board is classified, any director may be removed only for cause by the affirmative vote of the holders of a majority of the voting power of the shares of outstanding capital stock.

The Nevada Charter provides that any director may be removed only for cause. Under the NRS, a director may only be removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

Provision	Delaware	Nevada
Bylaws Regarding Committees	Under the DGCL and the Delaware Bylaws, a committee of the board of directors shall not have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, (ii) adopt, amend or repeal any bylaw of the Company, or (iii) take any action or assume any authority otherwise prohibited by applicable law (including the rules and regulations of any applicable stock exchange).
The NRS does not contain a similar limitation on the authority of board committees. However, under the Nevada Bylaws, a committee of the board of directors shall not have the power or authority to take any action or assume any authority otherwise prohibited by applicable law (including the rules and regulations of any stock exchange applicable to the Corporation).

Bylaws Regarding Acquisition of Controlling Interest Statutes	The Delaware Bylaws do not contain a similar provision, and the DGCL does not contain provisions similar to the NRS relating to the acquisition of controlling interests.
The Nevada Bylaws provide that the provisions of the NRS relating to acquisitions of controlling interests in the Company do not apply to any acquisition of shares of the Company’s capital stock. Please see the Company’s summary of the Nevada acquisition of controlling interest statutes in the section titled “Acquisition of Controlling Interests.”

Anti-Takeover Implications of the Nevada Reincorporation
The Nevada Reincorporation is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law.
Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by our Board can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, transactions approved by our Board may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.
Our Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, our Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give our Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.
Nevada law includes some additional features that may deter hostile takeover attempts. The Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter; both the Delaware Charter and Nevada Charter allow our Board alone to fill any directorship vacancies and to set the size of the Board. Notwithstanding these similarities, there are certain differences between Nevada and Delaware law which could have a bearing on unapproved takeover attempts. For example, as discussed in greater detail below, the NRS regulates certain business combinations with “interested stockholders” more stringently than the DGCL does in certain respects. Additionally, when a Nevada corporation has a classified board, directors may be removed with or without cause (unless otherwise provided in the articles of incorporation), unlike in Delaware where cause is generally required for removal. Under Nevada law, the default stockholder voting standard for the removal of directors is two-thirds (66 2/3%) of the outstanding voting power, while under Delaware law the default standard is a majority of the outstanding stockholder voting power. However, the Nevada Charter provides that directors may only be removed for cause. Nevada also has a statute regulating the acquisition of certain “control shares” that can inhibit certain takeover attempts, but the Company has elected to opt out of the application of those statutes in the Nevada Bylaws.
Our Board may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Proxy Statement, if warranted from time to time in the judgment of our Board.
Certain Differences in Stockholder Rights under Delaware and Nevada Law
The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Nevada Reincorporation, the rights of our stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.
The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Nevada Reincorporation. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.
Increasing or Decreasing Authorized Capital Stock
The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares of a class or series of the corporation’s capital stock and correspondingly effect a forward or reverse split of the outstanding shares of such class or series (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who collectively hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.
Classified Board of Directors
The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year, and each class would have a term of office of three years. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually.
The Delaware Charter provides that our Board is classified into three classes. Similarly, the Nevada Charter provides for a classified Board that is classified into three classes.
Cumulative Voting
Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.
Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also does not generally grant stockholders cumulative voting rights but permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.
The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.
Vacancies
Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.
Removal of Directors
Under the DGCL, the holders of a majority of the voting power of the outstanding shares entitled to vote at an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board is a classified board, in which case (unless the certificate of incorporation otherwise provides) directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. Under the Delaware Charter, our Board is classified and any director may be removed only for cause, with the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors. The NRS requires the vote of the holders of at least two-thirds (66 2/3%) of the voting power of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds of the voting power, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause (unless specified in the articles of incorporation). The provisions for the removal of directors under the Delaware Charter and Nevada Charter are described above.
Fiduciary Duties and Business Judgment
Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike some other jurisdictions, including Delaware, fiduciary duties of directors and officers are codified. As a matter of statute, directors and officers, in making business decisions, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. In performing such duties, directors and officers may exercise their business judgment in reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.
Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Nevada law extends the statutory protection for reliance on such persons to corporate officers unless otherwise waived.
Flexibility for Decisions, Including Takeovers
Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally granted the benefits of the protections of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the protections of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat; however, the NRS clarifies that this heightened standard does not apply to (i) actions that only affect the time of the exercise of stockholders’ voting rights or (ii) the adoption or signing of stockholder rights plans commonly referred to as “poison pills”.
In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent or subjected to bankruptcy proceedings.
The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Delaware law generally provides that the purpose of directors’ and officers’ fiduciary duties is to advance the best interests of the corporation and its stockholders, although in many circumstances, directors and officers can take into account a range of factors in advancing those interests. In a number of cases and in certain situations, however, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.
Limitation on Personal Liability of Directors and Officers
The DGCL and the NRS each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s or officer’s fiduciary duty, subject to the differences discussed below.
The DGCL precludes liability limitation for directors and executive officers for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule, as codified in NRS 78.138(3), must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not treat as categorically excluded from its protections breaches of the duty of loyalty or transactions from which a director derives an improper personal benefit. Personal liability of directors for distributions made in violation of the NRS is limited by the same standard. Both the DGCL and the NRS permit limitation of liability for both directors and officers, though the NRS expressly also applies this limitation with respect to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute as a default. Under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a company’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions. Delaware law does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.
As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively. The Delaware Charter does not currently provide for exculpation of officers, whereas the Nevada Charter does, in accordance with Nevada law.
Indemnification
The DGCL and the NRS each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.
In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking such statutory indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity under the statutory mechanism may also be indemnified if he or she would not be liable for breach of his or her fiduciary duties under Nevada’s statutory test. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.
In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person pursuant to the statutory mechanism if the person was adjudged to be liable to the corporation unless a court otherwise orders.
No corporation may indemnify a party under the relevant discretionary statutory mechanism unless the party has been successful on the merits or otherwise in defense of the action, suit or proceeding or the corporation decides that indemnification is proper. Under the DGCL, the corporation, through its stockholders, disinterested directors or independent legal counsel, will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the indemnification mechanism available under the NRS, the corporation, through its stockholders, disinterested directors or independent counsel, must determine that the indemnification is proper.
The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.
Both the Delaware Bylaws and the Nevada Bylaws provide for indemnification to the fullest extent permitted by the applicable laws.
Advancement of Expenses
The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. The Delaware Bylaws provide that the Company shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by any officer or director of the Company, upon receipt of a written request and an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Delaware Bylaws or otherwise. The Delaware Bylaws further provide that the Company may pay the expenses incurred by former directors and officers or other current or former employees or agents of the Company or by persons currently or formerly serving in certain roles at the request of the Company, in certain covered proceedings in advance of their final disposition; upon such terms and conditions, if any, as the Company deems appropriate.
Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay the expenses of officers and directors in advance of the final disposition of an action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation. The Nevada Bylaws are substantially similar to the Delaware Bylaws with respect to the advancement of expenses.
Director Compensation
The DGCL does not have a specific statute on the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.
Action by Written Consent of Directors
The DGCL and NRS provide that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing, provided that, in certain circumstances, the NRS permits a director to abstain in writing from providing consent to the action.
Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit board action by written consent.

Actions by Written Consent of Stockholders
The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders as of the record date for the action by consent who did not consent in writing and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. There is no equivalent requirement under the NRS.
The NRS provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of voting power is required. The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.
The Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws prohibit stockholder action by written consent.
Dividends and Distributions
Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation, and Delaware law prohibits a corporation from declaring or paying a dividend, or redeeming or repurchasing shares of its stock, if the corporation is insolvent.
The NRS defines a distribution as a direct or indirect transfer of money or other property, other than the corporation’s own shares or the incurrence by the corporation of indebtedness, to or for the benefit of all holders of shares of any one or more classes or series of the capital stock of the corporation, with respect to such shares. A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares, a distribution of indebtedness, or otherwise. The NRS provides that no distribution may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.
The Delaware Charter and the Nevada Charter generally provide that shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividend, unless different treatment is approved by the affirmative vote of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a class.
Restrictions on Business Combinations
Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and NRS 78.411 to 78.444, inclusive.
Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. In general, for purposes of Section 203 of the DGCL, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within the past three years did own, 15% or more of the voting power of the corporation’s outstanding voting stock.
The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the voting power of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time such stockholder becomes an interested stockholder, the board of directors approves the business combination, and it is also approved at a stockholder meeting by at least two-thirds (66 2/3%) of the outstanding voting power of the voting stock not owned by the interested stockholder.
However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. The NRS imposes a moratorium of up to four years versus Delaware’s three-year moratorium on business combinations. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power. The two-year moratorium can be avoided by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors. After the person becomes an interested stockholder, the combination must be approved by the board of directors and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. Finally, after the two-year period, up to four years from the date the person first became an interested stockholder, a combination remains prohibited unless: (i) the combination or the transaction by which the person became an interested stockholder is approved by the board of directors before the person became an interested stockholder; (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (iii) the consideration to be received by the disinterested stockholders satisfies certain requirements. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.
Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL, nor will the Company opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Any opt-out of the business combination provisions of the NRS must be contained in an amendment to the articles of incorporation of a Nevada corporation approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment. The restrictions of NRS 78.411 to 78.444, inclusive, will not apply to combinations involving Mr. Levchin or Shopify Inc. because each of them will first become an “interested stockholder” when the Company first becomes a Nevada corporation that has 200 or more record stockholders, solely as a result of the Company becoming a Nevada corporation subject to those statutes.
Acquisition of Controlling Interests
In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects a corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.
Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at an annual meeting or a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to assert dissenter’s rights under NRS 92A.300 through 92A.500, inclusive, and demand payment for the fair value of such person’s shares in accordance with such statutes.
NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business in Nevada directly or through an affiliated corporation. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.
Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Bylaws, the Company has opted out of these provisions.
Stockholder Vote for Mergers, Asset Sales and Other Corporate Reorganizations
Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding voting power of the shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of substantially all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.
The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.
In the event of certain corporate transactions, including certain mergers and asset sales, the Delaware Charter provides that shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Company, unless different treatment is approved by a majority of the outstanding shares of the Class A Common Stock and the Class B Common Stock, each voting as a separate class. The Nevada Charter contains a parallel provision.
Appraisal or Dissenter’s Rights
In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.
Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date fixed to determine the stockholders entitled to act without a meeting or the stockholders entitled to notice of the meeting to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance to accept in exchange for their shares anything other than shares of stock of the surviving or resulting corporation, or of the converted entity if such entity is a corporation as a result of the conversion (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.
In addition, Section 262 of the DGCL allows beneficial owners of shares to demand an appraisal of such beneficial owner’s shares and to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.
Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. Additionally, under the NRS, a beneficial owner of shares may assert dissenter’s rights as to shares held on such beneficial owner’s behalf only if the beneficial owner: (a) submits to the corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial owner asserts dissenter’s rights; and (b) does so with respect to all shares of which such beneficial owner is the beneficial owner or over which such beneficial owner has power to direct the vote.
Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20 million (exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares), and any shares issued by an open-end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, any security that satisfies the requirements of NRS 92A.390(1) at the time the corporate action becomes effective, or any combination thereof. The exception is also unavailable in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation and (ii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.
The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.
Special Meetings of Stockholders
The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.
Under the Delaware Charter, a special meeting of stockholders may be called only by (i) a majority of our whole board of directors, (ii) the chairperson of our board of directors or (iii) our Chief Executive Officer. The Nevada Charter contains substantially similar provisions.
Annual Meetings Pursuant to Petition of Stockholders
The DGCL provides that a director or a stockholder of a corporation may apply to the Delaware Court of Chancery if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.
Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.
Adjournment of Stockholder Meetings
Under the DGCL, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date to determine stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.
In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given. The Nevada Bylaws provide that notice of an adjourned meeting must be given to each stockholder of record entitled to vote at the meeting if the adjournment is for more than 30 days from the original meeting.
Duration of Proxies
Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. The DGCL provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.
Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable, but the proxy is irrevocable only for so long as it is coupled with an interest sufficient in law to support an irrevocable power, including interests specified in the NRS.
Quorum and Voting
The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the voting power of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the voting power of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding voting power of the shares of such class or series or classes or series shall constitute a quorum entitled to take action with respect to the vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present at the meeting shall be the act of such class or series or classes or series.
Under the DGCL, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors. The Delaware Bylaws provide that unless otherwise required by law (including the rules or regulations of any applicable stock exchange), the Delaware Charter or the Delaware Bylaws, the holders of shares representing a majority of the voting power of the Company’s capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. The Delaware Bylaws provide that the directors are elected by a majority of the votes cast in uncontested elections and by a plurality of the votes cast in all director elections other than uncontested elections. The Delaware Bylaws also provide that, except as otherwise provided by the Delaware Charter, the Delaware Bylaws, the rules and regulations of any applicable stock exchange or any applicable law or regulation, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.
The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws contain quorum and voting provisions substantially similar to those in the Delaware Bylaws.
Stockholder Inspection Rights
The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder. Stockholders or beneficial owners seeking to inspect books and records to investigate wrongdoing must also state a credible basis to infer wrongdoing. The Delaware statute generally limits the scope of documents that can be obtained to specified books and records, such as governing documents, annual financial statements, and minutes of the board of directors and materials provided to the board of directors. The statute, however, also preserves an exception for stockholders to obtain information beyond specified records where a corporation does not have certain categories of information or where stockholders show, among other things, a compelling need for additional records.
Inspection rights under Nevada law are more limited. NRS 78.105 grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them, respectively. Nevada law further provides that a corporation is not required to keep a list of any person who is a beneficial owner of any shares who is not simultaneously the stockholder of record of such shares. Any stockholder or other person making a demand under NRS 78.105 must furnish an affidavit to the corporation stating that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder or other person has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such sale or offer for sale.
In addition, NRS 78.257 grants certain stockholders the right to inspect the books of account and financial statements of a corporation for any purpose related to the stockholder’s interest as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. Any person making such a demand shall furnish an affidavit to the corporation stating that the inspection is not desired for any purpose not related to his or her interest as a stockholder. Further, as a condition to such inspection right, the board of directors may require the stockholder and each other person exercising such right to enter into and comply with a confidentiality agreement having such terms and scope as are reasonably related to protecting the legitimate interests of the corporation. However, the inspection rights discussed in this paragraph do not apply to any corporation, such as the Company, that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his or her duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. Neither the Delaware Charter nor the Nevada Charter renounces any interest or expectancy in business opportunities.
Franchise Tax Savings and Filing Fees
The Company’s current status as a Delaware corporation physically located in California requires the Company to comply with franchise tax obligations in both Delaware and California. For the most recent franchise tax period, the Company paid franchise taxes to the state of Delaware, which will no longer be required to be paid if the Nevada Reincorporation is completed. If the Nevada Reincorporation is completed, our current annual fees in Nevada will consist of an annual state business license fee and the fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value.
The Company will continue to pay annual filing fees to qualify as a foreign jurisdiction in California, and there are certain immaterial fees associated with effecting the Nevada Reincorporation via conversion that the Company will be required to pay.
What Doesn’t Change After Nevada Reincorporation?
Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, upon completion of the Nevada Reincorporation, the Company will continue to exist, without interruption, in the form of a Nevada corporation. By virtue of the Nevada Reincorporation, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, the Nevada Corporation will have all debts, liabilities and duties of the Company and the same may be enforced against the Nevada Corporation.
No Change in Business, Jobs or Physical Location
The Nevada Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Nevada Reincorporation). We are a remote first company, but intend to maintain our corporate headquarters in California.
Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Nevada Reincorporation. To the extent that the Nevada Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Nevada Reincorporation. The Company does not expect that any such required consent will impede its ability to reincorporate to Nevada. The Nevada Reincorporation will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.
Dual Class Capital Structure
The Delaware Charter provides that the dual class capital structure of our Delaware Corporation Common Stock will terminate on the earliest of (i) January 12, 2028, (ii) the date immediately following an annual meeting of our stockholders if neither Max Levchin, our Founder, Chairman and Chief Executive Officer, nor Nellie Levchin, Mr. Levchin’s spouse, is then serving as one of our officers, employees, directors or consultants, and neither Mr. Levchin nor Mrs. Levchin has served in any such capacity in the six months prior to such date, (iii) the date on which Mr. Levchin and Mrs. Levchin, together with their permitted transferees, cease to beneficially own in the aggregate at least 50% of the number of shares of capital stock beneficially owned by such holders in the aggregate on January 15, 2021, or (iv) the death or incapacity of the last to die or become incapacitated of Mr. Levchin or Mrs. Levchin, subject to extension for a total period of no longer than nine months from the last applicable death or incapacity if approved by a majority of the independent directors then in office (the “Dual Class Sunset Date”). The Nevada Charter includes an analogous Dual Class Sunset Date. From time to time, our Board has considered, without making a decision, if the timing of the Dual Class Sunset Date is still in the best interest of the Company and our stockholders. Whether or not the Nevada Reincorporation is approved, our Board may still further evaluate the merits and timing of the Dual Class Sunset Date.
No Securities Law Consequences
We will continue to be a publicly held company following completion of the Nevada Reincorporation, and our Class A common stock will continue to be listed on The Nasdaq Global Select Market and traded under the symbol “AFRM.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of our Class A common stock as a result of the Nevada Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Reincorporation as we and our stockholders were prior to the Nevada Reincorporation.
No Material Accounting Implications
Effecting the Nevada Reincorporation will not have any material accounting implications.
Certain Federal Income Tax Consequences
The following discussion summarizes certain U.S. federal income tax consequences of the Nevada Reincorporation to holders of the shares of Delaware Corporation Class A Common Stock and Delaware Corporation Class B Common Stock, each of which share is converted into one outstanding share of Nevada Corporation Class A Common Stock or Nevada Corporation Class B Common Stock, as applicable, in connection with the Nevada Reincorporation.
This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this Proxy Statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of the Delaware Corporation Common Stock that are U.S. holders (as defined below) and that hold their shares of common stock as “capital assets” within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of the Delaware Corporation Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders that acquired their shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, holders that hold their shares of common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment or other risk-reduction transaction for U.S. federal income tax purposes and persons that actually or constructively own 5% or more of the voting power, or 5% or more of the total value, of the Delaware Corporation Common Stock. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.
For purposes of this section, a “U.S. holder” is a beneficial owner of the Delaware Corporation Common Stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of the Delaware Corporation Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding the Delaware Corporation Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Nevada Reincorporation.
HOLDERS OF THE DELAWARE CORPORATION COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE NEVADA REINCORPORATION, INCLUDING ANY APPLICABLE

U.S. FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES.
Treatment of the Nevada Reincorporation
We intend the Nevada Reincorporation, for U.S. federal income tax purposes, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Nevada Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:
•No gain or loss will be recognized by, and no amount will be included in the income of, a holder of the Delaware Corporation Common Stock upon the conversion of such Delaware Corporation Common Stock into the Nevada Corporation Common Stock in connection with the Nevada Reincorporation;
•The aggregate tax basis of the shares of the Nevada Corporation Common Stock received by a holder of shares of the Delaware Corporation Common Stock in connection with the Nevada Reincorporation will equal the aggregate tax basis of the shares of the Delaware Corporation Common Stock converted into such shares of the Nevada Corporation Common Stock; and
•The holding period of the shares of the Nevada Corporation Common Stock received by a holder of the Delaware Corporation Common Stock in connection with the Nevada Reincorporation will include the holding period of the common stock converted into such shares of the Nevada Corporation Common Stock.
Stockholders that have acquired different blocks of the Delaware Corporation Common Stock at different times or at different prices, and whose blocks of such Delaware Corporation Common Stock are converted into shares of Nevada Corporation Common Stock in connection with the Nevada Reincorporation, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of the Nevada Corporation Common Stock.
Additional Information
Regulatory Matters
In connection with the Nevada Reincorporation, the Company intends to make filings with the Secretary of State of Nevada and the Secretary of State of Delaware and does not anticipate making any other filings to effect the Nevada Reincorporation. Nonetheless, we may face legal challenges to the Nevada Reincorporation, including, among others, stockholder challenges under Delaware law, arising from the Nevada Reincorporation.
Appraisal Rights
Holders of our Delaware Corporation Class A Common Stock are not entitled to appraisal rights with respect to the Nevada Reincorporation described in this Proposal No. 1.
If the Nevada Reincorporation is completed, holders of record and beneficial owners of our Delaware Corporation Class B Common Stock who (1) do not vote in favor of the approval of the Nevada Reincorporation; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL (“Section 262”); and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Nevada Reincorporation under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to a record holder of Delaware Corporation Class B Common Stock, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of Delaware Corporation Class B Common Stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that the record holders or beneficial owners of our Class B Common Stock exercise their appraisal rights under Section 262. RECORD HOLDERS (AND BENEFICIAL OWNERS) OF OUR CLASS B COMMON STOCK SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.
Under Section 262, if the Nevada Reincorporation is completed, holders of record and beneficial owners of our Delaware Corporation Class B Common Stock who (1) deliver a written demand for appraisal of such person’s shares of our Delaware Corporation Class B Common Stock to us prior to the vote on the approval of the Nevada Reincorporation; (2) do not vote, in person or by proxy, in favor of the proposal to approve the Nevada Reincorporation; (3) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the Effective Time; and (4) otherwise comply with the procedures set forth in Section 262 may be entitled to have their shares of our Delaware Corporation Class B Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the Nevada Corporation Class B Common Stock set forth in the Plan of Conversion, for the “fair value” of their shares of our Delaware Corporation Class B Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Nevada Reincorporation, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the converted corporation in the Nevada Reincorporation to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below.
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the converted corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest theretofore accrued, unless paid at that time). The converted corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a proposed conversion is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This Proxy Statement constitutes our notice to the holders of record and beneficial owners of our Delaware Corporation Class B Common Stock that appraisal rights are available in connection with the Nevada Reincorporation, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Nevada Reincorporation, any holder of record or beneficial owner of shares of our Delaware Corporation Class B Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive the Nevada Corporation Class B Common Stock described in the Plan of Conversion. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our Delaware Corporation Class B Common Stock, we believe that if a person is considering exercising such rights, such person should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of our Delaware Corporation Class B Common Stock must do ALL of the following:
•such person must not vote in favor of the proposal to approve the Nevada Reincorporation;
•such person must deliver to us a written demand for appraisal before the vote on the Nevada Reincorporation at the Special Meeting; and
•such person must continuously hold of record or beneficially own the shares of our Class B Common Stock from the date of making the demand through the Effective Time (a person will lose appraisal rights if the person transfers the shares before the Effective Time).
As described below, within 120 days after the Effective Time, but not thereafter, an appraisal proceeding must be commenced by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Delaware Corporation Class B Common Stock.
Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the approval of the Nevada Reincorporation, each person who votes by proxy and who wishes to exercise appraisal rights must vote against the approval of the Nevada Reincorporation or abstain.

Filing Written Demand
A person wishing to exercise appraisal rights must deliver to us, before the vote on the approval of the Nevada Reincorporation at the Special Meeting, a written demand for the appraisal of such person’s shares. In addition, that person must not vote or submit a proxy in favor of the approval of the Nevada Reincorporation. A vote in favor of the approval of the Nevada Reincorporation, in person at the Special Meeting or by proxy (whether by mail or via the Internet or telephone), will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares on the date the written demand for appraisal is delivered and must continue to hold or own, as applicable, the shares through the Effective Time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the approval of the Nevada Reincorporation, and it will constitute a waiver of such person’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the approval of the Nevada Reincorporation or abstain from voting on the approval of the Nevada Reincorporation. Neither voting against the approval of the Nevada Reincorporation nor abstaining from voting or failing to vote on the proposal to approve the Nevada Reincorporation will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the approval of the Nevada Reincorporation. A proxy or vote against the approval of the Nevada Reincorporation will not constitute a demand. A person’s failure to make the written demand prior to the taking of the vote on the approval of the Nevada Reincorporation at the Special Meeting will constitute a waiver of appraisal rights.
In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform us of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of Delaware Corporation Class B Common Stock. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the converted corporation and to be set forth on the verified list (as defined below).
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Affirm Holdings, Inc.
650 California Street
San Francisco, California 94108
Attention: Corporate Secretary
At any time within 60 days after the Effective Time, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered pursuant to the Plan of Conversion, by delivering to us, as the converted corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the converted corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the applicable Nevada Corporation Class B Common Stock within 60 days after the Effective Time. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the value of the Nevada Corporation Class B Common Stock being offered pursuant to the Plan of Conversion.
Notice by the Converted Corporation
If the Nevada Reincorporation is completed, within ten days after the Effective Time, the converted corporation will notify each stockholder (including any beneficial owner) who has submitted a demand for appraisal in accordance with Section 262, and who has not voted in favor of the approval of the Nevada Reincorporation, that the Nevada Reincorporation has become effective and the effective date thereof.

Filing a Petition for Appraisal
Within 120 days after the Effective Time, but not thereafter, the converted corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the converted corporation in the case of a petition filed by any person other than the converted corporation, demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Delaware Corporation Class B Common Stock. Accordingly, any persons who desire to have their shares of Delaware Corporation Class B Common Stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our Delaware Corporation Class B Common Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the Effective Time, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the converted corporation a statement setting forth the aggregate number of shares not voted in favor of the approval of the Nevada Reincorporation and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal directly, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within ten days after receipt by the converted corporation of the written request for such a statement or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by any person other than the converted corporation, service of a copy thereof must be made upon the converted corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing of such petition to the converted corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the converted corporation.
After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the converted corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our Delaware Corporation Class B Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Nevada Reincorporation, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the converted corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the converted corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x)

the difference, if any, between the amount paid by the converted corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest accrued before such voluntary cash payment, unless paid at that time.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the transaction that “throw any light on future prospects” of the corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation” of the transaction. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the [transaction] and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the value of the Nevada Corporation Class B Common Stock they would receive pursuant to the Nevada Reincorporation if they did not seek appraisal of their shares. ALTHOUGH WE BELIEVE THAT THE VALUE OF THE NEVADA CORPORATION CLASS B COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE NEVADA REINCORPORATION IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS AND BENEFICIAL OWNERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE VALUE OF THE NEVADA CORPORATION CLASS B COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE NEVADA REINCORPORATION. We do not anticipate offering more than the applicable shares of Nevada Corporation Class B Common Stock in connection with the Nevada Reincorporation to any persons exercising appraisal rights, and we reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our Delaware Corporation Class B Common Stock is less than the value of the Nevada Corporation Class B Common Stock to be issued in connection with the Reincorporation. If a petition for appraisal is not timely filed, then the right to an appraisal will cease.
The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the converted corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of shares of our Delaware Corporation Class B Common Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of our Delaware Corporation Class B Common Stock will be deemed to have been converted at the Effective Time into the right to receive shares of Nevada Corporation Class B Common Stock in connection with the Nevada Reincorporation. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time or if the person delivers to the converted corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the applicable shares of Nevada Corporation Class B Common Stock in connection with the Nevada Reincorporation in accordance with Section 262.
From and after the Effective Time, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of our Delaware Corporation Class B Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time).
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
As of April 28, 2025, we had 145 holders of record of our Delaware Corporation Class B Common Stock and 40,774,244 shares of our Delaware Corporation Class B Common Stock outstanding.
Interest of Certain Persons
Our Board believes that the corporate laws of the state of Delaware and the state of Nevada are substantially equivalent as to the rights of stockholders, at least on balance of the relevant considerations against one another and as relevant to the Company. As part of its process, our Board considered if reincorporation to Nevada would convey any non-ratable benefits on any of the Company’s directors or officers and did not identify any such non-ratable benefits. However, others may allege that our directors and executive officers have interests in the Nevada Reincorporation that are different from, or in addition to, the interests of the stockholders generally. Our Board has considered these matters, among other matters, in reaching the decision to approve the Nevada Reincorporation and to recommend that our stockholders vote in favor of this proposal.
Vote Required
Assuming a quorum is present, approval of the Nevada Reincorporation Resolution requires the affirmative vote of a majority of the voting power of the outstanding shares of Delaware Corporation Common Stock entitled to vote thereon. Brokers will not have discretionary voting authority with respect to shares held in street name for their clients. Abstentions and broker non-votes, if any, will have the effect of a vote AGAINST the proposal.

The Board of Directors recommends a vote FOR the approval of the Nevada Reincorporation and the Adoption of the Nevada Reincorporation Resolution.

PROPOSAL NO. 2: APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL NO. 1

At the Special Meeting, stockholders are being asked to approve a proposal for one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if we have not obtained sufficient affirmative stockholder votes to approve the other proposal to be considered at the Special Meeting. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, and use the additional time to solicit additional proxies. If, at the Special Meeting, the number of shares present in person or by proxy and voting in favor of Proposal No. 1 is not sufficient to approve the proposal, then we may move to adjourn the Special Meeting in order to enable our directors, officers and employees to solicit additional proxies for the adoption of the proposal. In that event, we will ask our stockholders to vote only upon Proposal No. 2, and not the other proposal.
Proposal No. 2 relates only to an adjournment of the Special Meeting for purposes of soliciting additional proxies to obtain the requisite stockholder approval to approve the proposals to be considered at the meeting. The Company retains full authority to the extent set forth in the amended and restated certificate of incorporation and amended and restated bylaws, each as currently in effect, to adjourn the Special Meeting for any other purpose, or to postpone the Special Meeting before it is convened, without the consent of any stockholder.
Vote Required
Assuming a quorum is present, approval of Proposal No. 2 requires the affirmative vote of a majority of the voting power of the shares of our Delaware Corporation Common Stock present in person or by proxy at the Special Meeting and entitled to vote on the proposal. Brokers will not have discretionary voting authority with respect to shares held in street name for their clients. Broker non-votes, if any, will not affect the outcome of the vote. Abstentions, if any, will have the effect of a vote AGAINST the proposal.

The Board of Directors recommends a vote FOR the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal No. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 15, 2025 for:
•each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock;
•each of our named executive officers;
•each of our directors and nominees for director; and
•all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 281,794,229 shares of our Class A common stock and 40,774,244 shares of our Class B common stock outstanding as of April 15, 2025. We have deemed shares of our Class A common stock subject to options that are currently exercisable or exercisable within 60 days of April 15, 2025, or issuable pursuant to RSUs that are subject to vesting and settlement conditions expected to occur within 60 days of April 15, 2025, to be outstanding and beneficially owned by the person holding the option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is care of Affirm Holdings, Inc., 650 California Street, San Francisco, CA 94108.

Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		% of Total Voting Power
	Shares(1)	% of Class	Shares(1)	% of Class
Named Executive Officers and Directors:
Max Levchin(2)	5,097,053	1.78%	26,485,472	64.96%	44.84%
Rob O’Hare(3)	87,894	*	—	—%	*
Michael Linford(4)	1,990,540	*	—	—%	*
Libor Michalek(5)	2,537,542	*	875,265	2.15%	1.75%
Katherine Adkins(6)	356,839	*	—	—%	*
Brian Hughes	—	—%	—	—%	—%
Jeremy Liew	307,205	*	—	—%	*
Christa S. Quarles	132,802	*	120,890	*	*
Keith Rabois	45,432	*	—	—%	*
Jacqueline D. Reses	40,029	*	—	—%	*
Manolo Sánchez	14,650	*	—	—%	*
Noel Watson	28,786	*	—	—%	*
All directors and current executive officers as a group (12 individuals)(7)	10,638,772	3.68%	27,481,627	67.40%	46.93%
Other 5% Stockholders:
Capital Research Global Investors(8)	20,251,044	7.19%	—	—%	2.27%
Capital World Investors(9)	18,266,583	6.48%	—	—%	2.04%
Morgan Stanley(10)	22,115,546	7.85%	—	—%	2.48%
Shopify Inc.(11)	10,148,797	3.60%	10,148,797	24.89%	18.18%
The Vanguard Group, Inc.(12)	19,506,902	6.92%	—	—%	2.18%
* Less than one percent
(1)    Sole voting and investment power unless otherwise specified.
(2)    Includes (i) 15,397,650 shares of Class B common stock held by Mr. Levchin, (ii) 735,294 shares of Class A common stock held by the Levchin 2012 Irrevocable Trust, (iii) 735,294 shares of Class B common stock held by the Levchin 2012 Irrevocable Trust, (iv) 361,759 shares of Class A common stock held by 2012 MRL Investments LLC and (v) 10,352,528 shares of Class B common stock held by 2012 MRL Investments LLC. Mr. Levchin has sole voting and investment power over the shares held by 2012 MRL Investments LLC. As joint settlors of the Levchin 2012 Irrevocable Trust, Mr.

Levchin and his spouse jointly have the right to acquire the shares held by the trust within 60 days of April 15, 2025 but do not have voting or investment power over such shares. The table also includes 4,000,000 shares of Class A common stock issuable upon exercise of outstanding stock options held by Mr. Levchin as of April 15, 2025.
(3)    Includes (i) 46,385 shares of Class A common stock issuable upon exercise of outstanding stock options held by Mr. O’Hare as of April 15, 2025, (ii) 16,204 shares of Class A common stock issuable upon exercise of outstanding stock options held by Mr. O’Hare that are expected to vest within 60 days of April 15, 2025 and (iii) 14,516 shares of Class A common stock issuable pursuant to RSUs held by Mr. O’Hare that are subject to vesting and settlement conditions expected to occur within 60 days of April 15, 2025.
(4)    Includes (i) 1,857,497 shares of Class A common stock issuable upon exercise of outstanding stock options held by Mr. Linford as of April 15, 2025, (ii) 27,682 shares of Class A common stock issuable upon exercise of outstanding stock options held by Mr. Linford that are expected to vest within 60 days of April 15, 2025 and (iii) 4,671 shares of Class A common stock issuable pursuant to RSUs held by Mr. Linford that are subject to vesting and settlement conditions expected to occur within 60 days of April 15, 2025.
(5)    Includes (i) 1,461,215 shares of Class A common stock issuable upon exercise of outstanding stock options held by Mr. Michalek as of April 15, 2025, (ii) 27,682 shares of Class A common stock issuable upon exercise of outstanding stock options held by Mr. Michalek that are expected to vest within 60 days of April 15, 2025, (iii) 4,671 shares of Class A common stock issuable pursuant to RSUs held by Mr. Michalek that are subject to vesting and settlement conditions expected to occur within 60 days of April 15, 2025 and (iv) 868,114 shares of Class A common stock held by the Michalek 2007 Trust dated March 21, 2007.
(6)    Includes (i) 229,481 shares of Class A common stock issuable upon exercise of outstanding stock options held by Ms. Adkins as of April 15, 2025, (ii) 12,529 shares of Class A common stock issuable upon exercise of outstanding stock options held by Ms. Adkins that are expected to vest within 60 days of April 15, 2025 and (iii) 8,831 shares of Class A common stock issuable pursuant to RSUs held by Ms. Adkins that are subject to vesting and settlement conditions expected to occur within 60 days of April 15, 2025.
(7)    Includes (i) 7,594,578 shares of Class A common stock issuable upon exercise of outstanding options held by all directors and executive officers as a group (12 individuals) as of April 15, 2025, (ii) 84,097 shares of Class A common stock issuable upon exercise of outstanding options that vest within 60 days of April 15, 2025 and (iii) 32,689 shares of Class A common stock issuable pursuant to RSUs that are subject to vesting and settlement conditions expected to occur within 60 days of April 15, 2025.
(8)    Based solely on information contained in a Schedule 13G/A filed with the SEC on February 9, 2024. Of the shares of Class A common stock beneficially owned, Capital Research Global Investors (“CRGI”) reported that it has sole voting power over 20,251,044 shares and sole dispositive power over 20,251,044 shares. The address of CRGI is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.
(9)    Based solely on information contained in a Schedule 13G/A filed with the SEC on November 13, 2024. Of the shares of Class A common stock beneficially owned, Capital World Investors (“CWI”) reported that it has sole voting power over 18,263,779 shares and sole dispositive power over 18,266,583 shares. The address of CWI is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.
(10)    Based solely on information contained in a Schedule 13G/A filed with the SEC on February 3, 2025. Of the shares of common stock beneficially owned, Morgan Stanley reported that it has shared voting power over 20,144,571 shares and shared dispositive power over 22,115,546 shares and Morgan Stanley Investment Management Inc. (“MSIM”) has shared voting power of 19,075,788 shares and shared dispositive power over 20,985,772 shares. The securities being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by MSIM, a wholly owned subsidiary of Morgan Stanley. The address of Morgan Stanley, including MSIM, is 1585 Broadway, New York, NY 10036.
(11)    Based solely on information contained in a Schedule 13G filed with the SEC on February 10, 2022. The address of Shopify is 151 O’Connor Street, Ground Floor, Ottawa, Ontario, Canada K2P 2L8.
(12)    Based solely on information contained in a Schedule 13G/A filed with the SEC on February 13, 2024. Of the shares of common stock beneficially owned, The Vanguard Group Inc. (“Vanguard”) reported that it has (i) shared voting power over 79,033 shares of common stock, (ii) sole dispositive power over 19,192,277 shares of common stock, and (iii) shared dispositive power over 314,625 shares of common stock. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

Why am I receiving these materials?
You are receiving this proxy statement because our Board is soliciting your proxy to vote your shares at the Special Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.

Who is entitled to vote at the Special Meeting?
Holders of either our Class A common stock or Class B common stock as of the close of business on April 28, 2025, the record date for the Special Meeting (the “Record Date”), are entitled to vote at the Special Meeting. As of the Record Date, there were 281,804,184 shares of Class A common stock and 40,774,244 shares of Class B common stock outstanding and entitled to vote. We refer to our Class A common stock and Class B common stock, together, as “common stock”.

How many votes per share do I have?
Our Class A common stock has one vote per share and our Class B common stock has fifteen votes per share. Our Class A and Class B common stock will vote together as a single class on all matters to be voted upon at the Special Meeting.

How can I vote?
Your voting options depend on how you hold your shares. If your shares are held in an account by a broker, bank or other agent acting as a nominee, then you are the beneficial owner of shares held in “street-name,” and the proxy materials were forwarded to you by that organization. As a street-name holder, you have the right to instruct that organization on how to vote the shares held in your account at the Special Meeting. To do so, you should follow the voting instructions you receive from your broker, bank or other agent. If you are the stockholder of record, you may vote as follows:
•By mail, by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided.
•By telephone, by calling (866) 230-8413 and following the recorded instructions.
•Online, by going to www.proxypush.com/AFRM and following the prompts.
•At the Special Meeting, by following the log in procedures described above and completing the online form during the Special Meeting.
If you vote by mail, your proxy or voting instruction card, as applicable, must be received by the day before the Special Meeting. You may still attend and vote at the Special Meeting online even if you have already voted by proxy.

How can I change my vote?
You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the beneficial owner, please follow the instructions provided by the broker, bank or other agent through which your shares are held. If you are the stockholder of record, you can change your vote or revoke your proxy by submitting a subsequent proxy or by sending a timely written notice that you are revoking your proxy to the Corporate Secretary at the Company’s address (see the first page of this proxy statement). Such notice will be considered timely if it is received by the day before the Special Meeting. You can also change your vote by attending and voting at the Special Meeting online. Please note that simply attending the Special Meeting will not, by itself, revoke your proxy.

Who will count the votes?
Votes will be counted by the inspector of election appointed for the Special Meeting by our Board.

What if I am a record holder and I do not submit voting instructions?
If you complete and submit your proxy, the persons named as proxies will vote your shares in accordance with your instructions. If you submit a proxy but do not complete the voting instructions, the persons named as proxies will vote your shares in accordance with the Board’s recommendations below. If you do not submit a proxy or vote at the Special Meeting, your shares will not be voted.

What if I am a street-name holder and I do not submit voting instructions?

You may instruct your broker, bank or other agent on how to vote your shares by following the instructions they provided with the proxy materials. If you do not do so, the firm has discretion to vote your shares only with respect to proposals that are considered “routine” matters. If you do not provide instructions for any proposal that is determined to not be “routine,” the firm that holds your shares will not have discretionary authority to vote your shares for any such proposal. This is called a “broker non-vote.” We do not expect there to be any broker non-votes at the Special Meeting because we believe that under applicable rules both Proposal No. 1 and Proposal No. 2 are considered non-routine matters. Accordingly, if you do not provide instructions, your shares will not be voted. Therefore, you are encouraged to return your voting instructions so that your shares are voted at the Special Meeting.

What vote is necessary to approve each proposal and what are the Board’s recommendations?
The following table sets forth the voting requirements for each proposal being voted on at the Special Meeting and the Board’s recommendations.

Proposal	Board Recommendation	Required Vote	Effect of
			Abstentions	Broker Non- Votes (if any)**
Approval of the reincorporation of the Company to the State of Nevada by conversion	For	Majority of the voting power of the shares outstanding	Same as a vote AGAINST	Same as a vote AGAINST**
Approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal No. 1	For	Majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter	Same as a vote AGAINST	Not counted as entitled to vote and so no effect**
**We do not expect there to be any broker non-votes at the Special Meeting because we believe that under applicable rules both Proposal No. 1 and Proposal No. 2 are considered non-routine matters.

What if other business comes before the Special Meeting?
We do not expect any other business to properly come before the Special Meeting; however, if any other business should properly come before the Special Meeting, the persons named as proxies will vote your shares on such matters in accordance with their best judgment.

Do I have to do anything in advance if I plan to attend the Special Meeting?
The Special Meeting will be a virtual audio meeting of stockholders, which will be conducted via live audio webcast. You are entitled to participate in the Special Meeting only if you were a holder of our common stock as of the close of business on the Record Date or if you hold a valid proxy for the Special Meeting.
You will be able to attend the Special Meeting and submit your questions during the Special Meeting by registering in advance at www.proxydocs.com/AFRM. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Special Meeting and to vote and submit questions during the Special Meeting.
To register for and participate in the Special Meeting, you will need the control number included on your Notice or proxy card. The live audio webcast will begin promptly at 8:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

How can I submit a question during the Special Meeting?
Stockholders are permitted to submit questions during the Special Meeting via www.proxydocs.com/AFRM. We will answer as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting.

How can I get help if I have trouble checking in or listening to the meeting online?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting log-in page.

What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxy holders by our Board. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Who pays the cost of the proxy solicitation?
We will pay for the costs of soliciting proxies, including the preparation, assembly, printing and mailing of the proxy materials. In addition, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication, without additional compensation. We may also reimburse brokers, banks, fiduciaries, custodians and other institutions for their costs in forwarding the proxy materials to the street-name holders of our common stock.

What is a quorum?
A quorum is the minimum number of shares required to be present at the Special Meeting for the meeting to be properly held under our bylaws and Delaware law. The presence (including by proxy) of a majority of the voting power of the shares of common stock issued and outstanding and entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting. If there is no quorum, the chairperson of the meeting or a majority of the voting power of the shares present at the Special Meeting may adjourn the meeting to a later date.

What does it mean if I received more than one Notice?
If you receive more than one Notice, you hold shares that may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted an SEC-approved procedure called “householding.” Under this procedure, we will deliver only one copy of our Notice, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our annual report to stockholders and this proxy statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the Notice, proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
Affirm Holdings, Inc.
Attention: Secretary
650 California Street
San Francisco, California 94108
(415) 960-1518
Stockholders who hold shares in street-name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I sign up to receive future proxy materials by e-mail?
We encourage stockholders to take advantage of electronic delivery to help reduce the cost and environmental impact of the Special Meeting. To sign up for electronic delivery, please follow the instructions above for voting online and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Also, if you are a beneficial owner, you may sign up for electronic delivery by contacting your bank, broker or other agent through which you hold your shares. Once you sign up, you will not receive a printed copy of the proxy materials unless you request them.

How can I find out the results of the voting at the Special Meeting?
We will announce the preliminary voting results at the Special Meeting. Final voting results will be tallied by the inspector of elections and will be published in the Company’s Current Report on Form 8-K that we expect to file within four business days after the Special Meeting.

PROPOSALS OF STOCKHOLDERS FOR 2025 ANNUAL MEETING
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the 2025 annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), our Secretary must receive the written proposal at our principal executive offices not later than June 27, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
Affirm Holdings, Inc.
Attention: Secretary
650 California Street
San Francisco, California 94108
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2025 Annual Meeting, our Secretary must receive the written notice at our principal executive offices:
•not earlier than August 11, 2025; and
•not later than September 10, 2025.
In the event that we hold our 2025 Annual Meeting more than 30 days before or after the first anniversary of the date of the 2024 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the opening of business on the 120th day before the date of the 2025 Annual Meeting and no later than the close of business on the later of the following two dates:
•the 90th day prior to the 2025 Annual Meeting; and
•the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.
In addition to satisfying the deadlines in the advance notice provisions of our bylaws, to comply with the universal proxy rules, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the proper written notice that sets forth all information required by Rule 14a-19 under the Exchange Act to our Secretary no later than October 10, 2025 (or, in the event that we hold our 2025 Annual Meeting more than 30 days before or after the first anniversary of the date of the 2024 Annual Meeting, then notice must be provided no later than 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made).

*    *    *

Our Board knows of no other matters that will be presented for consideration during the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws. It is important that your shares of our common stock be represented during the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
San Francisco, California
May 12, 2025

TABLE OF CONTENTS	APPENDIX A
Reincorporation Resolutions

Reincorporation of the Company to the State of Nevada by Conversion
WHEREAS, as part of their ongoing oversight, direction, and management of the business of Affirm Holdings, Inc. (the “Company”), the Board of Directors of the Company (the “Board”) and management have thoroughly discussed, at several Board meetings, the issue of the Company’s jurisdiction of incorporation;
WHEREAS, the Board considered various factors during its evaluation of a potential reincorporation of the Company, including prior and ongoing Delaware law developments, a comparison of pertinent aspects of the corporate laws of other jurisdictions, implications for the Company’s stockholders as to their economic, governance, and litigation rights, benefits for the Company and its stockholders in a reincorporation and any potential drawbacks, and the predictability and stability of Nevada’s statute-based legal approach compared to Delaware’s approach, including the impact of recent changes to the General Corporation Law of the State of Delaware, as amended (the “DGCL”);
WHEREAS, following its evaluation of a potential reincorporation of the Company, the Board has determined that it is in the best interests of the Company and its stockholders to approve and effect a reincorporation of the Company from the State of Delaware to the State of Nevada by way of a conversion pursuant to and in accordance with Section 266 of the DGCL, Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (the “NRS”), and the proposed plan of conversion (the “Plan of Conversion”), in substantially the form attached hereto as Exhibit A (such conversion, the “Nevada Reincorporation”), which Plan of Conversion includes the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively;
WHEREAS, pursuant to the terms of the Plan of Conversion, upon the Nevada Reincorporation, the Company will cease to be governed by the laws of the State of Delaware and its existing amended and restated certificate of incorporation and amended and restated bylaws and will become a corporation governed by the laws of the State of Nevada (the “Converted Corporation”) and the Nevada Governing Documents;
WHEREAS, upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation at a special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”), the Nevada Reincorporation will become effective at the date and time (the “Effective Time”) specified in each of (i) the articles of conversion meeting the requirements of NRS Sections 92A.205 and 92A.230 (the “Articles of Conversion”) to be properly executed and filed in accordance with such sections and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section;
WHEREAS, at the Effective Time, (i) each share of Class A Common Stock, par value $0.00001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class A Common Stock, par value $0.00001 per share, of the Converted Corporation; and (ii) each share of Class B Common Stock, par value $0.00001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class B Common Stock, par value $0.00001 per share, of the Converted Corporation;
WHEREAS, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Class A Common Stock or Class B Common Stock of the Company or other equity security of the Company, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall, from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Class A Common Stock or Class B Common Stock of the Converted Corporation or other equity securities of the Converted Corporation, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status, and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time; and
WHEREAS, all shares of Class A Common Stock and Class B Common Stock of the Company reserved for issuance pursuant to the terms of any Convertible Security shall, from and after the Effective Time, constitute shares of Class A Common Stock and Class B Common Stock of the Converted Corporation reserved for issuance pursuant thereto.
NOW, THEREFORE, BE IT RESOLVED, that the Board hereby determines that the Nevada Reincorporation, the Plan of Conversion, and the Nevada Governing Documents are in the best interests of the Company and its stockholders and approves and adopts the Nevada Reincorporation, the Plan of Conversion, and the Nevada Governing Documents.
RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion and the Nevada Governing Documents be, and the same hereby are, in all respects approved and adopted.

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, the board of directors of the Converted Corporation shall consist of the same directors as the Board immediately prior to the Effective Time, having the same director classes and the same terms as follows, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.

Libor Michalek	Director Class I
Jacqueline D. Reses	Director Class I
Noel Watson	Director Class I
Christa S. Quarles	Director Class II
Keith Rabois	Director Class II
Manolo Sánchez	Director Class II
Max Levchin	Director Class III
Brian D. Hughes	Director Class III
Jeremy Liew	Director Class III
RESOLVED FURTHER, that the initial term of office of the Class II directors shall expire at the Converted Corporation’s first annual meeting of stockholders following the Effective Time, the initial term of office of the Class III directors shall expire at the Converted Corporation’s second annual meeting of stockholders following the Effective Time, the initial term of office of the Class I directors shall expire at the Converted Corporation’s third annual meeting of stockholders following the Effective Time, and at each annual meeting of stockholders following the Effective Time, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.
RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, Max Levchin shall continue to serve as the chair of the board of directors of the Converted Corporation and Christa S. Quarles shall continue to serve as the lead independent director of the board of directors of the Converted Corporation, in each case at the pleasure of the board of directors of the Converted Corporation.
RESOLVED FURTHER, that effective as of the Effective Time, each committee of the Board as of immediately prior to the Effective Time shall be constituted as a committee of the board of directors of the Converted Corporation on the same terms and with the same powers and authority as the applicable committee of the Board as of immediately prior to the Effective Time and for the avoidance of doubt, the charter of the applicable committee of the Board as of immediately prior to the Effective Time shall be the charter of such committee of the board of directors of the Converted Corporation unless and until such charter is amended in accordance with the Nevada Governing Documents and applicable law, and the members of each committee of the Board as of immediately prior to the Effective Time shall be the members of each such committee of the board of directors of the Converted Corporation, each director to serve at the pleasure of the board of directors of the Converted Corporation.
RESOLVED FURTHER, that the Board hereby directs that the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation be submitted for approval and adoption, respectively, by the stockholders of the Company at the Special Meeting.
RESOLVED FURTHER, that the Board hereby recommends a vote “FOR” the Nevada Reincorporation, including, without limitation, the Plan of Conversion and the Nevada Governing Documents, and that the Company’s stockholders approve the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and adopt these resolutions at the Special Meeting.
RESOLVED FURTHER, that upon receipt of stockholder approval of the Nevada Reincorporation at the Special Meeting, including, without limitation, the approval of the Plan of Conversion and the Nevada Governing Documents and the adoption of these resolutions, at the Special Meeting, the officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered, and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file, and deliver all agreements, documents, notices, certificates, consents, approvals, or other instruments and take all such actions that such Authorized Officer deems necessary, desirable, or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Reincorporation, including, without limitation, (a) the execution and filing of the Certificate of Conversion; (b) the execution and filing of the Articles of Conversion and the Nevada Charter; (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Nevada Reincorporation; (e) the submission of all required notifications to the Nasdaq Global Select Market or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable, or appropriate in connection with the Nevada Reincorporation.

RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company at the Special Meeting of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the Board or any duly authorized committee thereof may, at any time prior to the Effective Time, abandon the Nevada Reincorporation and the Plan of Conversion without further action by the stockholders of the Company.
RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding stock certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock or Class B Common Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of Class A Common Stock or Class B Common Stock, as applicable, of the Converted Corporation.
RESOLVED FURTHER, that notwithstanding the foregoing resolutions, any shares of Class A Common Stock or Class B Common Stock of the Converted Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance, or subsequent transfer.

TABLE OF CONTENTS	APPENDIX B

PLAN OF CONVERSION
OF
AFFIRM HOLDINGS, INC.

This Plan of Conversion (this “Plan of Conversion”) is adopted as of April 24, 2025 to convert Affirm Holdings, Inc., a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “Affirm Holdings, Inc.” (the “Converted Entity”).
1.Converting Entity. The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).
2.Converted Entity. The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”). The name of the Converted Entity shall be Affirm Holdings, Inc.
3.The Conversion. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to NRS 92A.195 and Section 266 of the DGCL.
4.Filing of Conversion Documents; Effective Time. As soon as practicable following the satisfaction of the conditions set forth in Section 9, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12, the Converting Entity shall cause (i) articles of conversion meeting the requirements of NRS 92A.205 and NRS 92A.230 (the “Articles of Conversion”) and articles of incorporation of the Converted Entity (the “Articles of Incorporation”) to be properly executed and filed in accordance with such sections and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or the DGCL in connection with the Conversion. The Conversion shall become effective at the time of filing or at such later time as is set forth in the Articles of Conversion and Certificate of Conversion as the effective date and time of the Conversion (the “Effective Time”).
5.Articles of Incorporation and Bylaws. At the Effective Time, the Articles of Incorporation and Bylaws of the Converted Entity, in the forms attached hereto as Exhibit A and Exhibit B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.
6.Directors and Officers. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders, (i) the Board of Directors of the Converted Entity will consist of the same directors as the Converting Entity as of immediately prior to the Effective Time, having the same director classes and the same terms, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the chair of the Board of Directors of the Converting Entity and the lead independent director of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the chair of the Board of Directors of the Converted Entity and the lead independent director of the Board of Directors of the Converted Entity, respectively, each to serve at the pleasure of the Board of Directors of the Converted Entity; (iii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be constituted as a committee of the Board of Directors of the Converted Entity on the same terms and with the same powers and authority as the applicable committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the members of each such committee of the Board of Directors of the Converted Entity, each to serve at the pleasure of the Board of Directors of the Converted Entity; and (iv) the officers of the Converted Entity shall be the same officers as the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.
7.Effect on Capital Stock of Converting Entity. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity, the Converted Entity or any other person, (i) each share of Class A Common Stock, par value $0.00001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class A Common Stock, par value $0.00001 per share, of the Converted Entity; and (ii) each share of Class B Common Stock, par value $0.00001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class B Common Stock, par value $0.00001 per share, of the Converted Entity. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock or Class B Common Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Class A Common Stock or Class B Common Stock, as applicable, of the Converted Entity and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.
8.Effect on Other Securities of Converting Entity. At the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Class A Common Stock or Class B Common Stock of the Converting Entity or other equity security of the Converting Entity, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Class A Common Stock or Class B Common Stock of the Converted Entity or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.
9.Conditions Precedent. Completion of the Conversion is subject to the following conditions:
(a)the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote of a majority of the aggregate voting power of the shares of the Class A Common Stock and Class B Common Stock of the Converting Entity outstanding and entitled to vote thereon, voting together as a single class; and
(b)other than the filing of the Articles of Conversion, the Articles of Incorporation and the Certificate of Conversion provided for under Section 4, any other regulatory or contractual approvals that the Board of Directors or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.
All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(b) may be waived by the Board of Directors or any duly authorized committee thereof, and any determination by the Board of Directors or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive.
10.Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Nevada, have the effects set forth in NRS 92A.250(3).
11.Record of Conversion. A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.
12.Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors or any duly authorized committee thereof, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.
13.Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.
[Remainder of Page Intentionally Left Blank]

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

Affirm Holdings, Inc.

By:    /s/ Max Levchin
Name:    Max Levchin
Its:    Chief Executive Officer

TABLE OF CONTENTS	APPENDIX C
ARTICLES OF INCORPORATION
OF
AFFIRM HOLDINGS, INC.

ARTICLE I

The name of the Corporation is Affirm Holdings, Inc. (the “Corporation”). The Corporation is the resulting entity in the conversion of Affirm Holdings, Inc., a Delaware corporation (the “Delaware Corporation”), into a Nevada corporation and is a continuation of the existence thereof pursuant to Nevada Revised Statutes (as amended from time to time, the “NRS”) Chapter 92A.

ARTICLE II

The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

ARTICLE IV
A.    Classes of Stock. The total number of shares of capital stock that the Corporation shall have authority to issue is 3,200,000,000, consisting of the following: 3,030,000,000 shares of Class A Common Stock, par value $0.00001 per share (“Class A Common Stock”), 140,000,000 shares of Class B Common Stock, par value $0.00001 per share (“Class B Common Stock”), and 30,000,000 shares of undesignated Preferred Stock, par value $0.00001 per share (“Preferred Stock”). Shares of Class A Common Stock and Class B Common Stock shall be uncertificated.

B.    Rights of Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is authorized, subject to any limitations prescribed by law but to the fullest extent permitted by law, to provide by resolution for the designation and issuance of shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers (which may include, without limitation, full, limited or no voting powers), preferences, and relative, participating, optional or other rights of the shares of each such series and any qualifications, limitations or restrictions thereof, and to file a certificate of designation pursuant to the applicable provisions of the NRS (such certificate being hereinafter referred to as a “Preferred Stock Designation”), setting forth such designation, powers, preferences, and relative, participating, optional or other rights.

C.    Vote to Increase or Decrease Authorized Shares of Preferred Stock. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote thereon, without a separate class vote of the holders of Preferred Stock, or any separate series votes of any series thereof (and for the avoidance of doubt, any right to a separate vote or consent that may otherwise be required under NRS 78.2055, 78.207 or 78.390 is hereby specifically denied); unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

D.    Rights of Class A Common Stock and Class B Common Stock. The relative powers, rights, qualifications, limitations and restrictions granted to or imposed on the shares of Class A Common Stock and Class B Common Stock are as follows:

1.    Voting Rights.

(a)    General Right to Vote Together; Exception. Except as otherwise expressly provided herein or required by applicable law, the holders of Class A Common Stock and Class B Common Stock shall vote together as one class on all matters submitted to a vote of the stockholders; provided, however, subject to the terms of any Preferred Stock Designation, the number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, and for the avoidance of doubt, any right to a separate vote or consent that may otherwise be required under NRS 78.2055, 78.207 or 78.390 is hereby specifically denied.

(b)    Votes Per Share. Except as otherwise expressly provided herein or required by applicable law, on any matter that is submitted to a vote of the stockholders, each holder of Class A Common Stock shall be entitled to one (1) vote for each such share, and each holder of Class B Common Stock shall be entitled to fifteen (15) votes for each such share.

2.    Identical Rights. Except as otherwise expressly provided herein or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, including, without limitation:

(a)    Dividends and Other Distributions. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any Distribution paid or distributed by the Corporation, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a class; provided, however, that in the event a Distribution is paid in the form of Class A Common Stock or Class B Common Stock (or Rights to acquire such stock), then holders of Class A Common Stock shall receive Class A Common Stock (or Rights to acquire such stock, as the case may be) and holders of Class B Common Stock shall receive Class B Common Stock (or Rights to acquire such stock, as the case may be).

(b)    Subdivision or Combination. If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a class.

(c)    Equal Treatment in a Change of Control or any Merger Transaction. In connection with any Change of Control Transaction, shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Corporation, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a class. Any merger or consolidation of the Corporation with or into any other entity, which is not a Change of Control Transaction, shall require approval by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a class, unless (i) the shares of Class A Common Stock and Class B Common Stock remain outstanding and no other consideration is received in respect thereof or (ii) such shares are converted on a pro rata basis into shares of the surviving or parent entity in such transaction having identical rights to the shares of Class A Common Stock and Class B Common Stock, respectively.

3.    Conversion of Class B Common Stock.

(a)    Voluntary Conversion. Each one (1) share of Class B Common Stock shall be convertible into one (1) share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(b)    Automatic Conversion. Shares of Class B Common Stock shall automatically, without any further action, convert into an equal number of shares of Class A Common Stock upon the earlier of:

(i)    a Transfer of such share; provided, however, that no such automatic conversion shall occur in the case of a Transfer by a Class B Stockholder to any of the persons or entities listed in clauses (A) through (F) below (each, a “Permitted Transferee”) and from any such Permitted Transferee back to such Class B Stockholder and/or any other Permitted Transferee established by or for such Class B Stockholder:

(A)    a trust for the benefit of such Class B Stockholder or persons other than the Class B Stockholder, so long as the Class B Stockholder (or in the case of a Designated Holder, one or both of the Designated Holders) has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided such Transfer does not involve any payment of cash, securities, property or other consideration to the Class B Stockholder (other than as a settlor or beneficiary of such trust) and, provided, further, that in the event the Class B Stockholder no longer has (or in the case of a Designated Holder, neither one nor both Designated Holders has) sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(B)    a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Internal Revenue Code (or successor provision) and/or a reversionary interest so long as the Class B Stockholder (or in the case of a Designated Holder, one or both of the Designated Holders) has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event such Class B Stockholder no longer has (or in the case of a Designated Holder, neither one nor both Designated Holders has) sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(C)    an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code (or successor provision), or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder (or in the case of a Designated Holder, one or both of the Designated Holders) is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code (or successor provision); provided that in each case the Class B Stockholder (or in the case of a Designated Holder, one or both of the Designated Holders) has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event such Class B Stockholder no longer has (or in the case of a Designated Holder, neither one nor both Designated Holders has) sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(D)    a corporation, partnership or limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns shares, partnership interests or membership interests, as applicable, with sufficient Voting Control in the corporation, partnership or limited liability company, as applicable, or otherwise has legally enforceable rights, such that the Class B Stockholder (or in the case of a Designated Holder, one or both of the Designated Holders) retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, partnership or limited liability company; provided, however, that in the event such Class B Stockholder no longer owns (or in the case of a Designated Holder, neither one nor both Designated Holders owns) sufficient shares, partnership interests or limited liability company interests, as applicable, or no longer has sufficient legally enforceable rights to ensure such Class B Stockholder(s) retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, partnership or limited liability company, as applicable, each share of Class B Common Stock then held by such corporation, partnership or limited liability company, as applicable, shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(E)    an Affiliate of a Class B Stockholder; provided that the person or entity holding sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock being Transferred (the “Controlling Person”) retains, directly or indirectly, sole dispositive power and exclusive Voting Control with respect to the shares following such Transfer, and provided, further, that in the event the Controlling Person no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock Transferred to such Affiliate, each such share of Class B Common Stock Transferred to such Affiliate shall automatically convert into one (1) share of Class A Common Stock unless such transaction is otherwise approved by the Corporation; or

(F)    in the case of a Designated Holder, to the other Designated Holder, or the other Designated Holder’s Permitted Transferees, or any other entity in which the other Designated Holder has, directly or indirectly, sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity; provided that in the event such other Designated Holder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such other Designated Holder, or such other Designated Holder’s Permitted Transferees, or such other entity, as applicable, each share of Class B Common Stock then held by such other Designated Holder, such other Designated Holder’s Permitted Transferees, or other entity shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; and

(ii)    the date specified by a written notice and certification request of the Corporation to the holder of such share of Class B Common Stock requesting a certification, in a form satisfactory to the Corporation, verifying such holder’s ownership of Class B Common Stock and confirming that a conversion to Class A Common Stock has not occurred, which date shall not be less than sixty (60) calendar days after the date of such notice and certification request; provided, however, that no such automatic conversion pursuant to this subsection (ii) shall occur in the case of a Class B Stockholder or its Permitted Transferees that furnishes a certification satisfactory to the Corporation prior to the specified date.

(c)    Conversion Upon Death or Incapacity of a Non-Designated Holder. Each share of Class B Common Stock held of record by a Non-Designated Holder who is a natural person, or by such NonDesignated Holder’s Permitted Transferees, shall automatically, without any further action, convert into one share of Class A Common Stock upon the death or Incapacity of such Non-Designated Holder.

(d)    Final Conversion of Class B Common Stock. On the Final Conversion Date, each one (1) outstanding share of Class B Common Stock shall automatically, without any further action, convert into one (1) share of Class A Common Stock. Following such conversion, the reissuance of all shares of Class B Common Stock shall be prohibited, and such shares shall be retired and cancelled in accordance with NRS 78.283, and upon such retirement and cancellation, all references to Class B Common Stock in these articles of incorporation (as amended from time to time, the “Articles of Incorporation”) shall be deemed eliminated, mutatis mutandis.

(e)    Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of Class B Common Stock to Class A Common Stock and the general administration of this dual class stock structure, including the issuance of stock certificates (or the establishment of book-entry positions) with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive and binding.

(f)    Immediate Effect of Conversion. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section D.3, such conversion(s) shall be deemed to have been made at the time that the Corporation’s transfer agent receives the written notice required, the time that the Transfer of such shares occurred, the death or Incapacity of the Non-Designated Holder, or immediately upon the Final Conversion Date, as applicable. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of such shares of Class B Common Stock shall cease and the person or persons in whose name or names the shares of Class B Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such number of shares of Class A Common Stock into which such shares of Class B Common Stock were convertible. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section D.3 shall be retired and shall not be reissued.

(g)    Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

4.    No Further Issuances. Except for the issuance of Class B Common Stock issuable upon exercise of Rights outstanding immediately following the consummation of the conversion of the Delaware Corporation into the Corporation or a dividend payable in accordance with Article IV, Section D.2(a), the Corporation shall not at any time issue any additional shares of Class B Common Stock, unless such issuance is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock. After the Final Conversion Date, the Corporation shall not issue any additional shares of Class B Common Stock.

E.    Statutory Limitation on Distributions. Notwithstanding anything to the contrary in these Articles of Incorporation or the Bylaws of the Corporation (as amended from time to time, the “Bylaws”), the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

ARTICLE V

The following terms, where capitalized in these Articles of Incorporation, shall have the respective meanings ascribed to them in this Article V:

“Affiliate” means with respect to any specified person, any other person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified person, including, without limitation, any general partner, managing member, officer, director or manager of such person and any venture capital, private equity, investment advisor or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or is under common investment management (or shares the same management, advisory company or investment advisor) with, such person.

“Beneficially Own” has such meaning as is set forth in Rule 13d-3 of the Exchange Act. “Beneficial Ownership” and “Beneficially Owns” shall have correlative meanings.

“Change of Control Share Issuance” means the issuance by the Corporation, in a transaction or series of related transactions, of voting securities representing more than two percent (2%) of the total voting power (assuming Class A Common Stock and Class B Common Stock each have one (1) vote per share) of the Corporation before such issuance to any person or persons acting as a group as contemplated in Rule 13d-5(b) under the Exchange Act (or any successor provision) that immediately prior to such transaction or series of related transactions held fifty percent (50%) or less of the total voting power of the Corporation (assuming Class A Common Stock and Class B Common Stock each have one (1) vote per share), such that, immediately following such transaction or series of related transactions, such person or group of persons would hold more than fifty percent (50%) of the total voting power of the Corporation (assuming Class A Common Stock and Class B Common Stock each have one (1) vote per share).

“Change of Control Transaction” means (i) the sale, lease, exclusive license, exchange, or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure indebtedness for borrowed money that are approved by the Corporation’s Board of Directors, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Corporation’s property and assets (which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Corporation), provided that any sale, lease, exclusive license, exchange or other disposition of property or assets exclusively between or among the Corporation and any direct or indirect subsidiary or subsidiaries of the Corporation shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination, or other similar transaction of the Corporation with any other entity, other than a merger, consolidation, business combination, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock, in each case as outstanding immediately after such merger, consolidation, business combination, or other similar transaction, and the stockholders of the Corporation immediately prior to the merger, consolidation, business combination, or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the merger, consolidation, business combination, or other similar transaction in substantially the same proportions (vis-à-vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction; (iii) a recapitalization, liquidation, dissolution, or other similar transaction involving the Corporation, other than a recapitalization, liquidation, dissolution, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock, in each case as outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Corporation immediately prior to the recapitalization, liquidation, dissolution or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis-à-vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction; and (iv) any Change of Control Share Issuance.

“Class B Stockholder” means, collectively, the Designated Holders and the Non-Designated Holders.

“Designated Holder” means Max Levchin and Nellie Levchin, in each case, in their respective capacities as registered holders of shares of Class B Common Stock.

“Distribution” means (i) any dividend or other distribution of cash, property or shares of the Corporation’s capital stock; and (ii) any distribution following or in connection with any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Conversion Date” means 5:00 p.m. in New York City, New York on the first Trading Day falling on or after the earliest to occur of:

(i)    January 12, 2028;

(ii)    the date that is immediately following the Corporation’s annual meeting of stockholders where directors are to be elected if neither Designated Holder is then providing services to the Corporation as an officer, employee, director or consultant as of such date, and neither Designated Holder has provided services to the Corporation as an officer, employee, director or consultant at any time in the six-month period immediately preceding such date;

(iii)    such time as the Designated Holder(s), together with their Permitted Transferees, cease to Beneficially Own in the aggregate a number of shares of capital stock of the Corporation equal to at least fifty percent (50%) of the number of shares of capital stock of the Delaware Corporation that the Designated Holder(s), together with their Permitted Transferees, Beneficially Owned in the aggregate on the IPO Date; or

(iv)    the death or Incapacity of the last to die or become Incapacitated of the Designated Holders, provided that such date may be extended but not for a total period of longer than nine (9) months from the last applicable death or Incapacity to a date approved by a majority of the Independent Directors then in office.

“Incapacity” means that such person or holder is incapable of managing his or her financial affairs under the criteria set forth in the applicable probate code that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as determined by a licensed medical practitioner. In the event of a dispute regarding whether a Class B Stockholder has suffered an Incapacity, no Incapacity of such holder will be deemed to have occurred unless and until an affirmative ruling regarding such Incapacity has been made by a court of competent jurisdiction.

“Independent Directors” means the members of the Board of Directors designated as independent directors in accordance with the requirements of the Securities Exchange that are generally applicable to companies with common equity securities listed thereon (or if the Corporation’s equity securities are not listed for trading on a Securities Exchange, the requirements of a Securities Exchange generally applicable to companies with common equity securities listed thereon).

“IPO Date” means January 13, 2021.

“Non-Designated Holders” means the registered holders of shares of Class B Common Stock, other than the Designated Holders.

“Rights” means any option, warrant, restricted stock unit, conversion right or contractual right of any kind to acquire shares of the Corporation’s authorized but unissued capital stock.

“Securities Exchange” means, at any time, the registered national securities exchange on which the Corporation’s equity securities are then principally listed or traded, which shall be the New York Stock Exchange or Nasdaq Global Market (or similar national quotation system of the Nasdaq Stock Market) (“Nasdaq”) or any successor exchange of either the New York Stock Exchange or Nasdaq.

“Trading Day” means any day on which the Securities Exchange is open for trading.

“Transfer” of a share of Class B Common Stock shall mean, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise), including without limitation, (i) a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership) or (ii) the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer”:

(i)    the grant of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;

(ii)    the pledge of shares of Class B Common Stock by a Class B Stockholder or his or her Permitted Transferees that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Stockholder (or in the case of a Designated Holder, one or both of the Designated Holders) continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer”;

(iii)    the fact that the spouse of any Class B Stockholder possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock;

(iv)    entering into a trading plan pursuant to Rule 10b5-l under the Exchange Act with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;

(v)    entering into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Change of Control Transaction; provided, however, that such Change of Control Transaction was approved by a majority of the Independent Directors then in office; or

(vi)    in the case of a Designated Holder, the grant by such Designated Holder or his or her Permitted Transferees of a proxy with respect to Voting Control over any shares of the Corporation over which such Designated Holder has or shares Voting Control (including, without limitation, pursuant to any proxy or voting agreements then in place) to another Designated Holder, to be effective either (i) upon the death of such Designated Holder or (ii) during any period of Incapacity of such Designated Holder, including the exercise of such proxy by such person.

For the avoidance of doubt, a “Transfer” will also be deemed to have occurred if there is a Transfer of the voting power of the voting securities of any entity that, directly or indirectly, Beneficially Owns any shares of Class B Common Stock, such that the previous holders of such voting rights no longer retain sole dispositive and exclusive Voting Control with respect to the shares of Class B Common Stock held by such holder.

“Voting Control” with respect to a share of Class B Common Stock means the exclusive power (whether directly or indirectly) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement, or otherwise.

ARTICLE VI

A.    General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

B.    Number of Directors; Election. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors of the Corporation shall be fixed solely by resolution of the Board of Directors. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director of the Corporation shall hold office until the expiration of the term for which he or she is elected and until his or her successor has been duly elected and qualified or until his or her earlier resignation, death or removal.

C.    Classified Board Structure. The directors of the Corporation (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV hereof (the “Preferred Stock Directors”)) shall be divided into three (3) classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. At each annual meeting of stockholders, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified. Notwithstanding the foregoing provisions of this Article VI, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. If the number of directors is hereafter changed (other than in respect of Preferred Stock Directors), any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

D.    Removal; Vacancies. Subject to the rights of holders of any series of Preferred Stock with respect to the election of Preferred Stock Directors, any director may be removed as a director by the stockholders of the Corporation only for cause and otherwise in accordance with the NRS. Subject to the rights of holders of any series of Preferred Stock with respect to the election of Preferred Stock Directors, vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.

ARTICLE VII

A.    Written Ballot. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

B.    Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the NRS, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws.

C.    Special Meetings. Special meetings of the stockholders may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors; (ii) the chair of the Board of Directors; or (iii) the chief executive officer of the Corporation.

D.    No Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, no action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent.

E.    No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE VIII

The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to authorize corporate action further eliminating or limiting the liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended.

Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

Subject to any provisions in the Bylaws related to indemnification of directors or officers of the Corporation, the Corporation shall indemnify, to the fullest extent permitted by applicable law (including, without limitation, NRS 78.7502 and 78.751), any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

The Corporation shall have the power to indemnify, to the extent permitted by the NRS, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

A right to indemnification or to advancement of expenses arising under a provision of these Articles of Incorporation or the Bylaws shall not be eliminated or impaired by an amendment to these Articles of Incorporation or the Bylaws after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

ARTICLE X

If any provision of these Articles of Incorporation becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from these Articles of Incorporation, and the court will replace such illegal, void or unenforceable provision of these Articles of Incorporation with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of these Articles of Incorporation shall be enforceable in accordance with their terms.

Except as provided in Article VIII and Article IX of these Articles of Incorporation, the Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of these Articles of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by these Articles of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of these Articles of Incorporation inconsistent with, Article VI, Article VII, Article VIII, Article IX or this Article X.

* * *

TABLE OF CONTENTS	APPENDIX D

BYLAWS
OF
AFFIRM HOLDINGS, INC.
(a Nevada corporation)

5.2 Subordinates.	D-16
5.3 Removal and Resignation of Officers.	D-16
5.4 Vacancies in Offices.	D-16
5.5 Authority and Duties of Officers.	D-16
5.6 Voting Shares in Other Business Entities.	D-16
ARTICLE VI INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS	D-17
6.1 Indemnification.	D-17
6.2 Advancement of Expenses.	D-17
6.3 Actions Initiated Against the Corporation.	D-18
6.4 Contract Rights.	D-18
6.5 Claims.	D-18
6.6 Determination of Entitlement to Indemnification.	D-19
6.7 Non-Exclusive Rights.	D-19
6.8 Insurance.	D-19
6.9 Severability.	D-19
6.10 Miscellaneous.	D-20
ARTICLE VII RECORDS AND REPORTS	D-20
7.1 Maintenance and Inspection of Records.	D-20
ARTICLE VIII GENERAL MATTERS	D-20
8.1 Checks.	D-20
8.2 Execution of Corporate Contracts and Instruments.	D-20
8.3 Reliance upon Books, Reports and Records.	D-21
8.4 Stock Certificates; Partially Paid Shares.	D-21
8.5 Special Designation on Certificates.	D-21
8.6 Lost Certificates.	D-21
8.7 Dividends and Other Distributions.	D-22
8.8 Construction; Definitions.	D-22
8.9 Fiscal Year.	D-22
8.10 Seal.	D-22
8.11 Transfer of Stock.	D-22
8.12 Registered Stockholders.	D-22
8.13 Facsimile and Electronic Signatures.	D-23
8.14 Inapplicability of Acquisition of Controlling Interest Statutes.	D-23
ARTICLE IX FORUM FOR CERTAIN ACTIONS	D-23
ARTICLE X AMENDMENTS	D-23

BYLAWS
OF
AFFIRM HOLDINGS, INC.
(a Nevada corporation)

ARTICLE I

CORPORATE OFFICES

1.1 Registered Office.

The registered office of Affirm Holdings, Inc., a Nevada corporation (the “Corporation”), shall be the street address of the Corporation’s registered agent in the State of Nevada, as determined by the Corporation’s board of directors (the “Board of Directors”) from time to time in accordance with the Corporation’s articles of incorporation, as the same may be amended from time to time (the “Articles of Incorporation”) and the Corporation’s bylaws, as the same may be amended from time to time (these “Bylaws”).

1.2 Other Offices.

The Corporation may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1 Annual Meeting.

The annual meeting of stockholders shall be held on such date, at such time, and at such physical location (if any) within or without the State of Nevada as shall be designated from time to time by the Board of Directors and stated in the Corporation’s notice of the meeting. In lieu of holding an annual meeting of stockholders at a designated physical location, the Board of Directors may, in its sole discretion, determine that any annual meeting of stockholders may be held solely by means of remote communication. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors at any time, before or after the notice for such meeting has been sent to the stockholders.

2.2 Special Meeting.

Special meetings of the stockholders may be called only in the manner set forth in the Articles of Incorporation. Any special meeting of the stockholders shall be held at such physical location (if any), on the date and at the time determined by the Board of Directors or as the chief executive officer of the Corporation (the “CEO”), the Chairperson of the Board of Directors (the “Chairperson”), the Lead Independent Director (as defined below), the president of the Corporation (the “President”), if any is appointed, or the Secretary of the Corporation (the “Secretary”) shall designate, as set forth in the Corporation’s notice of the meeting. The Board of Directors may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board of Directors at any time, before or after the notice for such meeting has been sent to the stockholders. Business transacted at any special meeting of stockholders shall be limited to the purpose(s) stated in the notice (or any supplement thereto) given by or at the direction of the Board of Directors.

2.3 Notice of Stockholders’ Meetings.

Except as otherwise required by applicable law or as provided in these Bylaws or the Articles of Incorporation, notice of the date, time and physical location (if any) or means of remote communication (if any) by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, of all meetings of stockholders shall be in the form of a writing or electronic transmission and shall be given to each stockholder entitled to notice of such meeting in accordance with Section 2.4 of these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. In the case of a special meeting of stockholders, the notice shall state the purpose or purposes for which the meeting is called.

2.4 Manner of Giving Notice; Affidavit of Notice.

Any notice to stockholders given by the Corporation under any provision of the Nevada Revised Statutes (as amended from time to time, the “NRS”), the Articles of Incorporation or these Bylaws may be given in the manner set forth in NRS 78.370 and in accordance with the applicable provisions of NRS Chapter 75. Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice to stockholders may be given by personal delivery, mail, courier service, electronic mail or other means of electronic transmission. If mailed, such notice shall be delivered by postage prepaid envelope directed to each stockholder at such stockholder’s address as it appears in the records of the Corporation and shall be deemed given when deposited in the United States mail. If delivered by courier service, such notice shall be delivered by the earlier of when the notice is received or left at the stockholder’s address. If given by electronic mail, such notice shall be delivered when directed to such stockholder’s electronic mail address (unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by the applicable provisions of the NRS to be given by electronic transmission). A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation. A notice by electronic mail will include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files or information. Any notice given by electronic transmission (other than any such notice given by electronic mail) pursuant to this Section 2.4 shall be deemed given: (i) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the stockholder has consented to receive notice; (ii) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iii) if by any other form of electronic transmission, when directed to the stockholder. The terms “signature” and “electronic transmission” as used herein shall have the meanings ascribed thereto in NRS Chapter 75. An affidavit of the Secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that notice has been given pursuant to this Section 2.4 shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary in these Bylaws, any notice of a meeting of stockholders delivered pursuant to and in accordance with NRS 78.370(9) shall be deemed to have satisfied any and all requirements applicable to such notice under these Bylaws.

2.5 Quorum.

The holders of a majority of the voting power of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereat, present in person or represented by proxy (regardless of whether the proxy has authority to vote on any matter), shall constitute a quorum at all meetings of stockholders for the transaction of business, except as otherwise required by applicable law, by the Articles of Incorporation, or by these Bylaws. Except as otherwise required by applicable law (including the rules and regulations of any stock exchange applicable to the Corporation), by the Articles of Incorporation or by these Bylaws, where a separate vote by one or more series or classes of capital stock of the Corporation is required, the holders of a majority of the voting power of the shares of such one or more series or classes of capital stock of the Corporation issued and outstanding and entitled to vote thereon, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on such matter. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting or (b) the holders of a majority of the voting power of the shares of capital stock of the Corporation entitled to vote thereat who are present in person or represented by proxy shall have power to adjourn the meeting to another physical location (if any), date or time, without notice other than as specified in Section 2.6.

2.6 Adjourned Meeting; Notice.

When an annual or special meeting of stockholders is adjourned to another physical location (if any), date or time, notice need not be given of the adjourned meeting if the date, time and physical location (if any) thereof and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken or are given in any other manner permitted by NRS 78.370. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of, and entitlement to vote at, such adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.7 Organization; Conduct of Business.

(a) The Chairperson, or in his or her absence or at his or her election, the CEO or, in his or her absence, the Lead Independent Director, or in his or her absence, such person as the Board of Directors may have designated or, in the absence of such a person, the President, if any is appointed, or in his or her absence, the Secretary shall call to order any meeting of stockholders and act as chairperson of the meeting. In the absence of the Secretary, the secretary of the meeting shall be such person as the chairperson of the meeting appoints.

(b) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairperson of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of any meeting of stockholders as it deems appropriate, provided such rules and regulations are not inconsistent with any other provision of these Bylaws or the Articles of Incorporation. Except to the extent inconsistent with the rules and regulations adopted by the Board of Directors, the chairperson of the meeting shall have the right and authority to convene and (for any or no reason) recess or adjourn the meeting (whether or not a quorum is present), to determine the order of business and the procedure at the meeting, including such rules and regulations of the manner of voting, the conduct of discussion and such other matters as seems to him or her in order, and to do all such acts as, in the judgment of the chairperson of the meeting, are appropriate for the proper conduct of the meeting.

(c) Rules and regulations relating to the conduct of any meeting of stockholders, whether adopted by the Board of Directors or prescribed by the chairperson of the meeting, may include, among other things, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) restrictions on the dissemination of solicitation materials and use of audio or visual recording devices at the meeting; (vi) limitations on the time allotted to questions or comments by participants and on stockholder proposals; (vii) regulations for the opening and closing of the polls for balloting and matters which are to be voted on by ballot (if any); and (viii) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting.

(d) The chairperson of any meeting of stockholders shall have the power and duty to determine all matters relating to the conduct of the meeting, including determining whether any nomination or item of business has been properly brought before the meeting in accordance with these Bylaws (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination is made or proposal solicited (or is part of a group that solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by Section 2.13(a)(iii)(C)(9)). If the chairperson of the meeting determines and declares that any nomination or item of business has not been properly brought before a meeting of stockholders, then such nomination shall be disregarded and such business shall not be transacted or considered at such meeting. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. To the fullest extent permitted by law, the chairperson of the meeting shall act in his or her absolute discretion, and his or her rulings shall not be subject to appeal.

2.8 Voting.

At each meeting of stockholders, each stockholder having the right to vote shall be entitled to vote in person or by proxy in accordance with the procedures established by the meeting. Each stockholder shall be entitled to vote each share of stock having voting power and registered in such stockholder’s name on the books of the Corporation on the record date fixed for determination of stockholders entitled to vote at such meeting.

At any meeting of stockholders at which directors are to be elected, each nominee for election as a director in an uncontested election shall be elected if the number of votes cast for the nominee’s election exceeds the number of votes cast against the nominee’s election. In all director elections other than uncontested elections, the nominees for election as a director shall be elected by a plurality of the votes cast. For purposes of this Section 2.8, an “uncontested election” means any meeting of stockholders at which the number of candidates does not exceed the number of directors to be elected and with respect to which: (a) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with Section 2.13; or (b) such a notice has been submitted, and on or before the fifth business day prior to the date that the Corporation files its definitive proxy statement relating to such meeting with the Securities and Exchange Commission (regardless of whether thereafter revised or supplemented), the notice has been: (i) withdrawn in writing to the Secretary; (ii) determined not to be a valid notice of nomination, with such determination to be made by the Board of Directors (or a committee thereof) pursuant to Section 2.13, or if challenged in court, by a final court order; or (iii) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.

Unless a different or minimum vote is required by the Articles of Incorporation, these Bylaws, the rules and regulations of any stock exchange applicable to the Corporation or any law or regulation applicable to the Corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter, all other matters shall be determined by the affirmative vote of the holders of a majority of the voting power of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Except as otherwise required by applicable law (including the rules and regulations of any stock exchange applicable to the Corporation), by the Articles of Incorporation or by these Bylaws, where a separate vote by one or more series or classes of capital stock of the Corporation is required, in all matters other than the election of directors, the affirmative vote by the holders of a majority of the voting power of the shares of such one or more series or classes of capital stock of the Corporation, present in person or represented by proxy, at the meeting and entitled to vote on the subject matter shall be the act of such series or class.

2.9 No Action by Consent of Stockholders Without a Meeting.

Except with respect to actions required or permitted to be taken solely by holders of preferred stock of the Corporation (the “Preferred Stock”) pursuant to the Articles of Incorporation (including any certificate of designation relating to any series of Preferred Stock), no action that is required or permitted to be taken by the stockholders of the Corporation may be effected by consent of stockholders in lieu of a meeting of stockholders.

2.10 Waiver of Notice.

Whenever notice is required to be given under any provision of the NRS, the Articles of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of stockholders need be specified in any written waiver of notice or any waiver of notice by electronic transmission, unless so required by the Articles of Incorporation or these Bylaws.

2.11 Record Date for Stockholder Notice; Voting.

(a) Except as otherwise required by applicable law, in order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and, in the case of determining stockholders entitled to notice of or to vote at any meeting of stockholder or any adjournment thereof, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, or, in the case of any other action, which shall not be more than sixty (60) days prior to such other action.

If the Board of Directors does not so fix a record date:

(i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii) Except as otherwise required by applicable law, the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(b) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(c) Unless determined by the chairperson of the meeting to be advisable, the vote on any matter, including, without limitation, the election of directors, need not be by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, and shall state the number of shares voted and such other information as may be required under the procedure established for the meeting or otherwise by the chairperson of the meeting.

(d) In advance of any meeting of stockholders, the Corporation shall appoint one or more inspectors to act at the meeting or any adjournment thereof and make a written report thereof, and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairperson of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability, and may perform such other duties not inconsistent herewith as may be requested by the Corporation or chairperson of the meeting. No person who is a candidate for an office at an election may serve as an inspector at such election.

2.12 Proxies.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by an instrument in writing or by an electronic transmission permitted by applicable law filed with the Secretary, but no such proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period (not to exceed seven years). A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Proxies shall be filed in accordance with the procedure established for the meeting. In the absence of any such procedures, proxies need not be filed with the Secretary until the meeting is called to order, but shall be filed before being voted and prior to the closing of the polls.

2.13 Notice of Stockholder Business and Nominations; Director Qualifications.

(a) (i) At any annual meeting of stockholders, only such nominations of persons for election to the Board of Directors shall be made, and only such other business shall be conducted or considered, as have been properly brought before the meeting. To be properly brought before an annual meeting of stockholders, nominations of persons for election or re-election to the Board of Directors or other business must be (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (C) otherwise properly brought before the meeting by a stockholder in accordance with clauses (ii), (iii) and (iv) of this Section 2.13(a) (this clause (C) being the exclusive means for a stockholder to bring nominations or other business before an annual meeting of stockholders, other than business properly included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Exchange Act). The provisions of this Section 2.13(a) and the following Section 2.13(b) apply to all nominations of persons for election to the Board of Directors and other business proposed to be brought before an annual or special meeting. The number of nominees a stockholder may nominate for election at an annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.

(ii) For nominations of any person for election or re-election to the Board of Directors or other business to be properly brought before an annual meeting of stockholders by a stockholder (A) the stockholder must have given timely notice thereof in writing to the Secretary, which notice must also fulfill the requirements of clause (iii) of this Section 2.13(a); (B) the subject matter of any proposed business (other than a nomination) must be a matter that is a proper subject matter for stockholder action at such meeting; and (C) the stockholder must be a stockholder of record of the Corporation at the time the notice required by this Section 2.13(a) is delivered to the Corporation and must be entitled to vote at the meeting.

(iii) To be considered timely notice, a stockholder’s notice must be received by the Secretary at the principal executive office of the Corporation not earlier than the opening of business one hundred and twenty (120) days before, and not later than the close of business ninety (90) days before, the first anniversary of the date of the preceding year’s annual meeting of stockholders. If no annual meeting of stockholders was held in the previous year, or if the date of the applicable annual meeting of stockholders has been changed by more than thirty (30) days from the date of the previous year’s annual meeting of stockholders, then a stockholder’s notice, in order to be considered timely, must be received by the Secretary at the principal executive offices of the Corporation not earlier than the opening of business one hundred and twenty (120) days before the date of such annual meeting of stockholders, and not later than the close of business on the later of (x) ninety (90) days prior to the date of such annual meeting of stockholders; or (y) the 10th day following the day on which public announcement of the date of such annual meeting of stockholders was first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders or of a new record date for an annual meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth the following information (and, if such notice relates to the nomination of any person for election or re-election as a director of the Corporation, the questionnaire, representation and agreement required by the following Section 2.13(b) must also be delivered with and at the same time as such notice):

(A) as to each person whom the stockholder proposes to nominate for election as a director, (1) all information relating to such person that is required to be disclosed in accordance with Regulation 14A under the Exchange Act, whether in a solicitation of proxies for the election of directors in an election contest or otherwise, and such other information as may be required by the Corporation pursuant to any applicable publicly disclosed policy of the Corporation governing the selection of directors; (2) such person’s written consent to being named as a nominee in a proxy statement and form of proxy relating to the meeting at which directors are to be elected and to serving as a director if elected; and (3) a description of all agreements, arrangements or understandings between the stockholder or any beneficial owner on whose behalf such nomination is made, or their respective affiliates, and each nominee or any other person or persons (naming such person or persons) in connection with the making of such nomination or nominations;

(B) as to any other business the stockholder proposes to bring before the meeting, (1) a brief description of such business; (2) the text of the proposal to be voted on by stockholders (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment); (3) the reasons for conducting such business at the meeting; and (4) a description of any direct or indirect material interest of the stockholder or of any beneficial owner on whose behalf the proposal is made, or their respective affiliates, in such business, and all agreements, arrangements and understandings between such stockholder or any such beneficial owner or their respective affiliates and any other person or persons (naming such person or persons) in connection with the proposal of such business;

(C) as to the stockholder giving the notice and each beneficial owner, if any, on whose behalf the business is proposed or nomination is made (each, a “Party”), (1) the name and address of such Party (in the case of each stockholder, as they appear on the Corporation’s books and records) and the name and principal place of business of such beneficial owner; (2) the class or series and number of shares of capital stock or other securities of the Corporation that are owned, directly or indirectly, beneficially or held of record by such Party or any of its affiliates (naming such affiliates); (3) a description of any agreement, arrangement or understanding (including any swap or other derivative or short position, profit interest, option, warrant, convertible security, stock appreciation or similar right with exercise or conversion privileges, hedging transactions, and securities lending or borrowing arrangement) to which such Party or any of its affiliates or associates and/or any others acting in concert with any of the foregoing is, directly or indirectly, a party as of the date of such notice (x) with respect to shares of capital stock or other securities of the Corporation or (y) the effect or intent of which is to transfer to or from any such person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, mitigate loss to, manage the potential risk or benefit of security price changes (increases or decreases) for, or increase or decrease the voting power of any such person with respect to securities of the Corporation or which has a value derived in whole or in part, directly or indirectly, from the value (or change in value) of any securities of the Corporation, in each case whether or not subject to settlement in the underlying security of the Corporation (each such agreement, arrangement or understanding, a “Disclosable Arrangement”), specifying in each case (I) the effect of such Disclosable Arrangement on voting or economic rights in securities in the Corporation, as of the date of the notice and (II) any changes in such voting or economic rights which may arise pursuant to the terms of such Disclosable Arrangement; (4) a description of any proxy, agreement, arrangement, understanding or relationship between or among such Parties, any of their respective affiliates or associates, and/or any others acting in concert with any of the foregoing with respect to the nomination or proposal and/or the voting, directly or indirectly, of any shares or any other security of the Corporation; (5) any rights to dividends on the shares of capital stock of the Corporation owned, directly or indirectly, beneficially by such Party that are separated or separable from the underlying shares of capital stock of the Corporation; (6) any proportionate interest in shares of capital stock of the Corporation or Disclosable Arrangements held, directly or indirectly, by a general or limited partnership or limited liability company in which such Party is a general partner or managing member or, directly or indirectly, beneficially owns an interest in a general partner or managing member; (7) any performance-related fees that such Party is directly or indirectly entitled to be based on any increase or decrease in the value of shares of capital stock of the Corporation or Disclosable Arrangements, if any, as of the date of such notice, including any such interests held by members of such Party’s immediate family sharing the same household; (8) a representation that the stockholder is a holder of record of shares of capital stock of the Corporation at the time of the giving of the notice, is entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination; and (9) a representation as to whether such Party intends, or is part of a group which intends, (x) to deliver a proxy statement and/or form of proxy to holders of at least sixty-seven percent (67%) of the Corporation’s outstanding shares of capital stock entitled to vote generally in the election of directors in the case of a nomination, or holders of at least the percentage of the Corporation’s outstanding shares of capital stock required to approve or adopt the proposal in the case of other business and/or (y) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination; (10) any other information relating to such Party required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Regulation 14(a) of the Exchange Act; and (11) a certification regarding whether such Party has complied with all federal, state and other legal requirements in connection with such Party’s acquisition of shares of capital stock or other securities of the Corporation; and

(D) an undertaking by each Party to notify the Corporation in writing of any change in the information previously disclosed pursuant to clauses (A), (B) and (C) of this Section 2.13(a)(iii) as of the record date for determining stockholders entitled to receive notice of such meeting and as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, by written notice received by the Secretary at the principal executive offices of the Corporation not later than five (5) days following such record date and not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof, and thereafter by written notice so given and received within two (2) business days of any change in such information (and, in any event, by the close of business on the day preceding the meeting date).

The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such nominee under the Exchange Act and the rules or regulations of any stock exchange applicable to the Corporation. In addition, a stockholder seeking to nominate a director candidate or bring another item of business before the annual meeting of stockholders shall promptly provide any other information reasonably requested by the Corporation.

(iv) Notwithstanding anything in clause (iii) of this Section 2.13(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting of stockholders is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting of stockholders, a stockholder’s notice required by this Section 2.13(a) shall also be considered timely, but only with respect to nominees for the additional directorships, if it is received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation (it being understood that such notice must nevertheless comply with the requirements of clause (iii) of this Section 2.13(a)).

(b) To be eligible to be a nominee for election or re-election by the stockholders as a director of the Corporation or to serve as a director of the Corporation, a person must deliver (with respect to a nomination made by a stockholder pursuant to this Section 2.13, not later than the deadline prescribed for delivery of notice under clause (iii) or (iv), as applicable, of Section 2.13(a)) to the Secretary all completed and signed questionnaires prepared by the Corporation with respect to the background and qualifications of such potential nominee and the background and other relevant facts about the nominating stockholder and each other person on whose behalf the nomination is being made (including those questionnaires required of the Corporation’s directors and any other questionnaire the Corporation determines is necessary or advisable to assess whether a nominee will satisfy any qualifications or requirements imposed by the Articles of Incorporation or these Bylaws, any law, rule, regulation or listing standard that may be applicable to the Corporation, the Corporate Governance Guidelines of the Corporation, and any other corporate governance policies and guidelines of the Corporation (all of the foregoing, “Questionnaires”) (which Questionnaires shall be provided promptly by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that, among other matters, such potential nominee: (i) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person as to how such potential nominee, if elected as a director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed in such questionnaire; (ii) is not and will not become a party to any Voting Commitment that could limit or interfere with such proposed nominee’s fiduciary duties under applicable law; (iii) is not and will not become a party to any agreement, arrangement or understanding with any person other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed in such Questionnaires; (iv) would be in compliance, if elected or re-elected as a director, and will comply with, applicable law and all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and other policies and guidelines of the Corporation applicable to directors generally and (v) intends to serve as a director for the full term for which such person is standing for election.

(c) Only such business shall be conducted at a special meeting of stockholders as has been specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors pursuant to Section 2.3. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or any committee thereof or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in Section 2.13(a)(iii) is delivered to the Secretary, who is entitled to vote at the meeting and upon such election and who complies with the requirements set forth in Sections 2.13(a)(iii) and 2.13(b) as if such requirements referred to such special meeting of stockholders; provided, however, that to be considered timely notice under this clause (c), a stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which public announcement of the date of such special meeting and the nominees proposed by the Board of Directors to be elected at such meeting was first made. This clause (c) shall be the exclusive means for a stockholder to make nominations or other business proposals before a special meeting of stockholders (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Corporation’s notice of meeting). The number of nominees a stockholder may nominate for election at a special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting of stockholders or of a new record date for a special meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(d) Only such persons who are nominated for election or re-election as a director of the Corporation in accordance with the procedures, and who meet the other qualifications, set forth in Section 2.13(a), (b) and (c) shall be eligible to stand for election as directors and only such business shall be conducted at a meeting of stockholders as has been brought before the meeting in accordance with the procedures set forth in these Bylaws.

(e) Without limiting the applicability of the foregoing provisions of this Section 2.13, a stockholder who seeks to have any proposal or potential nominee included in the Corporation’s proxy materials must provide notice as required by and otherwise comply with the applicable requirements of the rules and regulations under the Exchange Act. Except for the immediately preceding sentence, nothing in this Section 2.13 shall be deemed to affect any rights of (i) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (except as otherwise provided in Section 2.14); or (ii) the holders of any outstanding class or series of Preferred Stock, voting as a class separately from the holders of common stock, to elect directors pursuant to any applicable provisions of such series of Preferred Stock or the Articles of Incorporation. Subject to Rule 14a-8 under the Exchange Act, nothing in these Bylaws shall be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Corporation’s proxy statement any nomination of director or directors or any other business proposal.

(f) For purposes of this Section 2.13, “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, or that is generally available on internet news sites or in a document publicly filed by the Corporation with the Securities and Exchange

Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

2.14 Requirement to Appear.

Notwithstanding anything to the contrary contained in Section 2.13, if a stockholder that has provided timely notice of a nomination or item of business in accordance with Section 2.13 (or a qualified representative of such stockholder) does not appear at the annual or special meeting of stockholders to present such nomination or item of business (whether pursuant to the requirements of these Bylaws or in accordance with Rule 14a-8 under the Exchange Act), such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.14, to be considered a qualified representative of a stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing (or a reliable reproduction of the writing) delivered to the Corporation prior to the making of a nomination or the proposal of business at a meeting of stockholders (and in any event, not fewer than five days before the meeting) stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

2.15 Remote Communication.

For the purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication:

(a) participate in a meeting of stockholders; and

(b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated physical location or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE III

DIRECTORS

3.1 Powers.

Subject to the provisions of the NRS and any limitations in the Articles of Incorporation relating to powers or rights conferred upon or reserved to the stockholders or the holders of shares of any class or series of the Corporation’s issued and outstanding stock, the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, by or under the direction of the Board of Directors.

3.2 Number of Directors.

The number of directors constituting the entire Board of Directors shall be no less than five (5), the exact number thereof to be determined in accordance with the Articles of Incorporation or, in the absence of a specific requirement therein, then by resolution of the Board of Directors.

3.3 Election and Qualification of Directors.

Directors need not be stockholders unless so required by the Articles of Incorporation or these Bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director appointed to fill a vacancy or newly created directorship, shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

3.4 Resignation.

Any director may resign at any time upon notice given in writing or by electronic transmission to the attention of the Secretary of the Corporation. Such resignation shall be effective upon receipt unless it is specified therein to be effective at some later time, and the acceptance of a resignation shall not be necessary to make it effective unless such resignation specifies otherwise. Unless otherwise provided in the Articles of Incorporation or these Bylaws, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal.

3.5 Place of Meetings; Meetings by Telephone.

The Board of Directors may hold meetings, both regular and special, either within or outside the State of Nevada.

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors, or such committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

3.6 Regular Meetings.

Regular meetings of the Board of Directors may be held without notice at such time, on such date or dates and at such physical location(s) (if any) as shall from time to time be determined by the Board of Directors. A notice of any such regular meetings, the time, date or physical location (if any) which has been so determined, shall not be required.

3.7 Special Meetings; Notice.

Special meetings of the Board of Directors for any purpose or purposes shall be held at the call of the Chairperson, the CEO or the Lead Independent Director at such times and physical location(s) (if any), within or without the State of Nevada, as he or she shall designate, upon notice to each director in accordance with this Section 3.7. Special meetings may also be called by the President, if any is appointed, the Secretary, or any assistant secretary upon like notice at the request of any director.

Notice of the date, time and physical location (if any) of special meetings of the Board of Directors may be given by personal delivery, mail, courier service (including, without limitation, Federal Express), facsimile transmission (directed to the director’s facsimile transmission number ), electronic mail (directed to director’s electronic mail address), or other form of electronic transmission pursuant to which the director has consented to receive notice. If the notice is mailed, it shall be deposited in the United States mail at least four (4) calendar days before the time of the holding of the meeting. If the notice is delivered personally or by facsimile, electronic mail, telephone or other form of electronic transmission pursuant to which the director has consented to receive notice, it shall be delivered at least twenty-four (24) hours before the time of the holding of the meeting. If written notice is delivered by courier service, then it shall be given on not less than three (3) calendar days’ notice to each director. The notice need not specify the physical location of the meeting if the meeting is to be held at the principal executive office of the Corporation. The notice need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting of the Board of Directors.

3.8 Quorum and Action at Meeting.

At all meetings of the Board of Directors and of each committee thereof, a majority of the total number of directors constituting the whole Board of Directors or such committee shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting of the Board of Directors or any committee thereof at which a quorum is present shall be the act of the Board of Directors or such committee, except as otherwise required by applicable law, by the Articles of Incorporation, or by these Bylaws. If a quorum is not present at any meeting of the Board of Directors or committee thereof, then a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9 Waiver of Notice.

Whenever notice is required to be given under any provision of the NRS or the Articles of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the Articles of Incorporation or these Bylaws.

3.10 Board Action by Consent Without a Meeting.

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors, or such committee, as the case may be (excluding any director(s) not required to sign such consent pursuant to and in accordance with NRS 78.315(2)), consent thereto in writing or by electronic transmission; provided, however, that such electronic transmission or transmissions must either set forth or be submitted with information from which it can be determined that the electronic transmission or transmissions were authorized by the director. After an action is taken, the consent or consent relating thereto shall be filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

3.11 Rules and Regulations.

The Board of Directors may adopt such rules and regulations for the conduct of its meetings and the management of the affairs of the Corporation as it may deem proper, and as are not inconsistent with the NRS, the Articles of Incorporation or these Bylaws.

3.12 Fees and Compensation of Directors.

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. No such compensation shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

3.13 Chairperson of the Board of Directors.

The Corporation may also have, at the discretion of the Board of Directors, a Chairperson. The Chairperson shall preside at all meetings of the stockholders and of the Board of Directors at which he or she is present, unless, in the case of a meeting of the stockholders, the Chairperson elects to have the chairperson of such meeting designated in accordance with Section 2.7(a).

3.14 Lead Independent Director.

If the Chairperson chosen by the Board of Directors is not an Independent Director (as defined below), the Corporation’s Independent Directors may designate an Independent Director to serve as a Lead Independent Director (the “Lead Independent Director”). The Lead Independent Director shall preside at all meetings of the Board of Directors at which the Chairperson of the Board of Directors is not present and shall exercise such other powers and duties as may from time to time be assigned to him or her by the Board of Directors or as prescribed by these Bylaws. For purposes of these Bylaws, “Independent Director” is a director that qualifies as an independent director under the listing standards of the Nasdaq Global Select Market.

ARTICLE IV

COMMITTEES

4.1 Committees of Directors.

The Board of Directors may designate an audit committee, a compensation committee and a nominating and governance committee, and may from time to time establish additional committees of its members, each committee to consist of one or more of the directors of the Corporation, each with such powers and duties not inconsistent with these Bylaws as the Board of Directors may or, pursuant to applicable law (including the rules and regulations of any stock exchange applicable to the Corporation), must, lawfully confer. All members of any committee of the Board of Directors shall serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, except as otherwise provided by the Board of Directors or subject to any restrictions on committee membership established under applicable law (including the rules and regulations of any stock exchange applicable to the Corporation). Any such committee, to the extent provided in the resolution of the Board of Directors, or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation (if any) to be affixed to all papers which may require it, but no such committee shall have the power or authority to take any action or assume any authority otherwise prohibited by applicable law (including the rules and regulations of any stock exchange applicable to the Corporation).

4.2 Committee Procedure.

Except as otherwise determined by the Board of Directors or provided by these Bylaws, each committee of the Board of Directors shall adopt its own rules governing the time, physical location(s) (if any), and method of holding its meetings and the conduct of its proceedings and shall meet as provided by such rules or by resolution of the Board of Directors. Each committee of the Board of Directors shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

4.3 Term.

The Board of Directors, subject to the requirements specifically set forth in this Article IV and applicable law (including the rules and regulations of any stock exchange applicable to the Corporation), may at any time change, increase or decrease the number of members of a committee or terminate the existence of a committee. A director’s membership on a committee shall terminate on the date on which such director ceases to be a director of the Corporation for any reason, and the Board of Directors may at any time for any reason remove any individual committee member from his or her position as a member of a committee and the Board of Directors may, subject to any requirements specifically set forth in this Article IV, appoint any director to serve as a member of any committee.

4.4 Meetings and Action of Committees.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum and action at a meeting), Section 3.9 (waiver of notice), and Section 3.10 (action without a meeting) of these Bylaws, with such changes in the context of such provisions as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE V

OFFICERS

5.1 Officers.

The officers of the Corporation shall include a CEO, a Secretary, and a chief financial officer (the “CFO”) and any other officers as may be required under the NRS. The Corporation may also have, at the discretion of the Board of Directors, a President or any such other officers as the Board of Directors may from time to time deem appropriate or necessary. Any number of offices may be held by the same person. Each officer of the Corporation shall hold office for such term as may be prescribed by the Board of Directors and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No officer need be a stockholder or director of the Corporation.

5.2 Subordinates.

The CEO may appoint one or more employees of the Corporation as divisional or departmental vice presidents and fix the duties of such appointees. No such persons shall be considered to be an officer of the Corporation, the officers of the Corporation being limited to those officers appointed by the Board of Directors in accordance with this Article V.

5.3 Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors then in office (so long as a quorum is present) at any regular or special meeting of the Board of Directors (or by unanimous written consent in accordance with these Bylaws and applicable law).

Any officer may resign at any time by delivering his or her resignation in writing or by electronic transmission to the Board of Directors or to the Chairperson; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor shall not take office until the effective date. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.4 Vacancies in Offices.

Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.
5.5 Authority and Duties of Officers.

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. Whenever an officer or officers is absent, or whenever for any reason the Board of Directors may deem it desirable, the Board of Directors may delegate the powers and duties of any officer to any director or directors or any other officers.

5.6 Voting Shares in Other Business Entities.

The Chairperson, the CEO, the President, if any is appointed, any vice president, the CFO, the Secretary or assistant secretary of the Corporation, or any other person authorized by the Board of Directors may vote, and otherwise exercise on behalf of the Corporation any and all rights and powers incident to the ownership of, any and all shares of stock or other equity interest held by the Corporation in any other corporation or other business entity. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS

6.1 Indemnification.

(a) Subject to Section 6.3, the Corporation shall indemnify, to the full extent that it shall have power under applicable law (including, without limitation, NRS 78.7502 and 78.751) to do so and in a manner permitted by such law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter, a “Proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (collectively, “Another Enterprise”), against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she (i) is not liable pursuant to NRS 78.138, or (ii) acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(b) The Corporation may indemnify, to the full extent that it shall have power under applicable law (including, without limitation, NRS 78.7502 and 78.751) to do so and in a manner permitted by such law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was an employee or agent of the Corporation, or while not serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she (i) is not liable pursuant to NRS 78.138, or (ii) acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(c) To the extent required by NRS 78.751(1), a present or former director or officer (as defined therein) of the Corporation who has been successful on the merits or otherwise in defense of any threatened, pending, or completed Proceeding, or in defense of any claim, issue, or matter therein, shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith. Any other person who is or was an officer of the Corporation, as defined in Section 6.10, shall also be entitled to such indemnification. Indemnification under this Section 6.1(c) shall not be subject to satisfaction of a standard of conduct, and the Corporation may not assert the failure to satisfy a standard of conduct as a basis to deny indemnification or recover amounts advanced, including in a suit brought pursuant to Section 6.5 (notwithstanding anything to the contrary therein).

(d) The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

6.2 Advancement of Expenses.

(a) Subject to Section 6.3, with respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was a director or officer of the Corporation or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, the Corporation shall pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that any advancement of expenses shall be made only upon receipt of an undertaking (hereinafter an “undertaking”) by such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Article VI or otherwise.

(b) With respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was an employee or agent of the Corporation, or while not serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, the Corporation may, in its discretion and upon such terms and conditions, if any, as the Corporation deems appropriate, pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition.

6.3 Actions Initiated Against the Corporation.

Anything in Section 6.1(a) or Section 6.2(a) to the contrary notwithstanding, except as provided in Section 6.5(b), with respect to a Proceeding initiated against the Corporation by a person who is or was a director or officer of the Corporation (whether initiated by such person in or by reason of such capacity or in or by reason of any other capacity, including as a director, officer, employee, or agent of Another Enterprise), the Corporation shall not be required to indemnify or to advance expenses (including attorneys’ fees) to such person in connection with prosecuting such Proceeding (or part thereof) or in defending any counterclaim, cross-claim, affirmative defense, or like claim of the Corporation in such Proceeding (or part thereof) unless such Proceeding was authorized by the Board of Directors of the Corporation.

6.4 Contract Rights.

The rights to indemnification and advancement of expenses conferred upon any current or former director or officer of the Corporation pursuant to this Article VI (whether by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise) shall be contract rights, shall vest when such person becomes a director or officer of the Corporation, and shall continue as vested contract rights even if such person ceases to be a director or officer of the Corporation. Any amendment, repeal, or modification of, or adoption of any provision inconsistent with, this Article VI (or any provision hereof) shall not adversely affect any right to indemnification or advancement of expenses granted to any person pursuant hereto with respect to any act or omission of such person occurring prior to the time of such amendment, repeal, modification, or adoption (regardless of whether the Proceeding relating to such acts or omissions, or any proceeding relating to such person’s rights to indemnification or to advancement of expenses, is commenced before or after the time of such amendment, repeal, modification, or adoption), and any such amendment, repeal, modification, or adoption that would adversely affect such person’s rights to indemnification or advancement of expenses hereunder shall be ineffective as to such person, except with respect to any threatened, pending, or completed Proceeding that relates to or arises from (and only to the extent such Proceeding relates to or arises from) any act or omission of such person occurring after the effective time of such amendment, repeal, modification, or adoption.

6.5 Claims.

(a) If (X) a claim under Section 6.1(a) with respect to any right to indemnification is not paid in full by the Corporation within sixty (60) days after a written demand has been received by the Corporation or (Y) a claim under Section 6.2(a) with respect to any right to the advancement of expenses is not paid in full by the Corporation within twenty (20) days after a written demand has been received by the Corporation, then the person seeking to enforce a right to indemnification or to an advancement of expenses, as the case may be, may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.

(b) To the extent successful in whole or in part in any suit brought pursuant to Section 6.5(a), or in a suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the person seeking to enforce a right to indemnification or an advancement of expenses hereunder or the person from whom the Corporation sought to recover an advancement of expenses, as the case may be, shall be entitled to be paid by the Corporation the reasonable expenses (including attorneys’ fees) of prosecuting or defending such suit.

(c) In any suit brought by a person seeking to enforce a right to indemnification hereunder (but not a suit brought by a person seeking to enforce a right to an advancement of expenses hereunder), it shall be a defense that the person seeking to enforce a right to indemnification has not met any applicable standard for indemnification under applicable law. With respect to any suit brought by a person seeking to enforce a right to indemnification or right to advancement of expenses hereunder or any suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), neither (i) the failure of the Corporation to have made a determination prior to commencement of such suit that indemnification of such person is proper in the circumstances because such person has met the applicable standards of conduct under applicable law, nor (ii) an actual determination by the Corporation that such person has not met such applicable standards of conduct, shall create a presumption that such person has not met the applicable standards of conduct or, in a case brought by such person seeking to enforce a right to indemnification, be a defense to such suit.

(d) In any suit brought by a person seeking to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the burden shall be on the Corporation to prove that the person seeking to enforce a right to indemnification or to an advancement of expenses or the person from whom the Corporation seeks to recover an advancement of expenses is not entitled to be indemnified, or to such an advancement of expenses, under this Article VI or otherwise.

6.6 Determination of Entitlement to Indemnification.

Any indemnification required or permitted under this Article VI (unless ordered by a court or required by Section 6.1(c)) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he or she has met all applicable standards of conduct set forth in this Article VI. Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination, (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders. Such determination shall be made, with respect to any person who is not a director or officer of the Corporation at the time of such determination, in the manner determined by the Board of Directors (including in such manner as may be set forth in any general or specific action of the Board of Directors applicable to indemnification claims by such person) or in the manner set forth in any agreement to which such person and the Corporation are parties.

6.7 Non-Exclusive Rights.

The indemnification and advancement of expenses provided in this Article VI shall not be deemed exclusive of any other rights to which any person may be entitled under the Articles of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be such director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

6.8 Insurance.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VI or otherwise. For purposes of this provision, insurance shall, to the extent permitted by law, include any insurance provided directly or indirectly (including pursuant to any fronting or reinsurance arrangement) by or through a captive insurance company organized and licensed in compliance with the laws of any jurisdiction.

6.9 Severability.

If any provision or provisions of this Article VI shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (1) the validity, legality, and enforceability of the remaining provisions of this Article VI (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable, that is not itself held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VI (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

6.10 Miscellaneous.

For purposes of this Article VI: (a) references to serving at the request of the Corporation as a director or officer of Another Enterprise shall include any service as a director or officer of the Corporation that imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan; (b) references to serving at the request of the Corporation as an employee or agent of Another Enterprise shall include any service as an employee or agent of the Corporation that imposes duties on, or involves services by, such employee or agent with respect to an employee benefit plan; (c) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation; (d) references to a director of Another Enterprise shall include, in the case of any entity that is not managed by a board of directors, such other position, such as manager or trustee or member of the governing body of such entity, that entails responsibility for the management and direction of such entity’s affairs, including, without limitation, general partner of any partnership (general or limited) and manager or managing member of any limited liability company; and (e) references to an “officer” of the Corporation shall include those officers appointed by the Board of Directors in accordance with Article V.

ARTICLE VII

RECORDS AND REPORTS

7.1 Maintenance and Inspection of Records.

(a) The Corporation shall, either at its principal executive offices or at such place or places as designated by the Board of Directors or required by the NRS, keep a record of its stockholders of record (as defined in NRS 78.010(1)(k)) listing their names and addresses and the number and class or series of shares of capital stock of the Corporation held by each stockholder, a copy of these Bylaws as amended to date, accounting books, minutes of all meetings of its stockholders, the Board of Directors and any committees thereof, a record of all actions taken by the Board of Directors or any committees thereof without a meeting and other records.

(b) The Corporation shall prepare, no later than the tenth (10th) day before each meeting of stockholders, a complete list of the stockholders of record entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders of record entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder of record and the number of shares registered in the name of each stockholder of record. Nothing contained in this Section 7.1(b) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. The stock ledger shall be the only evidence as to who are the stockholders entitled by this Section 7.1(b) to examine the list provided for in this Section 7.1(b) or to vote in person or by proxy at any meeting of stockholders.

ARTICLE VIII

GENERAL MATTERS

8.1 Checks.

From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

8.2 Execution of Corporate Contracts and Instruments.

The Board of Directors, except as otherwise provided in these Bylaws, shall designate the officers, employees and agents of the Corporation who shall have power to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such delegation may be by resolution or otherwise and the authority granted shall be general or confined to specific matters, all as the Board of Directors or any such committee may determine. In the absence of such designation referred to in the first sentence of this Section 8.2, the officers of the Corporation shall have such power so referred to, to the extent incident to the normal performance of their duties.

8.3 Reliance upon Books, Reports and Records.

A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall, in the performance of such member’s duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

8.4 Stock Certificates; Partially Paid Shares.

The shares of all classes and series of capital stock of the Corporation may be certificated or uncertificated, as may be provided by the Board of Directors. Notwithstanding the foregoing, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by any two authorized officers of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partially paid and subject to call for the remainder of the consideration to be paid therefor. Upon the books and records of the Corporation in the case of uncertificated partially-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. No certificate shall be issued until the shares represented thereby are fully paid. Upon the declaration of any dividend or other distribution on fully-paid shares, the corporation shall declare such dividend or other distribution upon partially-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.5 Special Designation on Certificates.

(a) If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, if any, provided that, except as otherwise provided in the NRS (including, without limitation, NRS 78.242), in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

(b) Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to the NRS (including, without limitation, NRS 78.235). Except as otherwise expressly provided by applicable law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

8.6 Lost Certificates.

Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may, subject to NRS 78.235, determine the conditions upon which to issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed. The Corporation may require the owner of the lost, stolen or destroyed certificate, or the owner’s legal representative, to give the Corporation a bond sufficient in the opinion of the Corporation, with or without surety, to indemnify it against any loss or claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

8.7 Dividends and Other Distributions.

The Board of Directors, subject to any restrictions contained in the Articles of Incorporation or applicable law, may declare and pay dividends or other distributions upon the shares of the Corporation’s capital stock. Such dividends or other distributions may be paid in cash, property, or in shares of the Corporation’s capital stock.

The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

8.8 Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the NRS shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation, natural person, limited liability company, partnership, joint venture, trust, unincorporated association or other legal entity. The titles of the sections and subsections have been inserted as a matter of reference only and shall not control or affect the meaning or construction of any of the terms or provisions hereof.

8.9 Fiscal Year.

The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors. If the Board of Directors makes no determination to the contrary, the fiscal year of the Corporation shall be the twelve months ending with June 30 in each year.

8.10 Seal.

The Corporation may adopt a corporate seal, which may be altered at pleasure, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

8.11 Transfer of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of stock of the Corporation. Subject to any restrictions on transfer, shares of stock represented by certificates may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate properly endorsed or accompanied by a written assignment and power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require. Subject to any restrictions on transfers, upon receipt of proper transfer instructions from the registered owner of uncertificated shares, the transaction shall be recorded upon the books of the Corporation, and the Corporation shall send to the registered transferee a written notice containing the information required by the NRS. A record shall be made of each transfer and whenever a transfer is made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

8.12 Registered Stockholders.

The Corporation shall be entitled to recognize the exclusive right of a person registered on its stock ledger as the record owner of shares to receive dividends or other distributions and to vote as such record owner, shall be entitled to hold liable for calls and assessments the person registered on its stock ledger as the record owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

8.13 Facsimile and Electronic Signatures.

In addition to the provisions for use of facsimile or electronic signatures elsewhere specifically authorized in these Bylaws, facsimile or electronic signatures of any officer or officers of the Corporation may be used whenever and as authorized by applicable law.

8.14 Inapplicability of Acquisition of Controlling Interest Statutes.

Notwithstanding any other provision in these Bylaws to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Corporation shall not apply to any acquisition of any shares of the Corporation’s capital stock.

ARTICLE IX

FORUM FOR CERTAIN ACTIONS

Unless the Corporation consents in writing to the selection of an alternative forum (each, an “Alternative Forum Consent”), to the fullest extent permitted by law, the Eighth Judicial District Court of Clark County, Nevada (the “Nevada Court”), shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative, (a) brought in the name or right of the Corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any current or former director, officer, stockholder, employee, or agent or fiduciary of the Corporation to the Corporation or the Corporation’s stockholders, (c) for any internal action (as defined in NRS 78.046), including any action asserting a claim against the Corporation arising pursuant to any provision of NRS Chapters 78 or 92A, the Articles of Incorporation or these Bylaws, any agreement entered into pursuant to NRS 78.365 or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (d) to interpret, apply, enforce or determine the validity of the Articles of Incorporation or these Bylaws or (e) asserting a claim governed by the internal affairs doctrine; provided, however, that in the event that the Nevada Court lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Nevada, in each such case, unless the Nevada Court (or such other state or federal court located within the State of Nevada, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Unless the Corporation gives an Alternative Forum Consent, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing, otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Article IX with respect to any current or future actions or claims.

ARTICLE X

AMENDMENTS

The Board of Directors may amend, alter, change, adopt or repeal any provision contained in these Bylaws. In addition, notwithstanding any other provision of the Articles of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of shares of any class or series of capital stock of the Corporation required by law or by the Articles of Incorporation, the affirmative vote of the holders of sixty-six and two-thirds percent (66-2/3%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for stockholders of the Corporation to amend or repeal, or adopt any provision of the Bylaws.

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TABLE OF CONTENTS	APPENDIX E
AFFIRM HOLDINGS, INC.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Affirm Holdings, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A. The Corporation was originally incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) on June 12, 2019, under the name Affirm Holdings, Inc.

B. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the DGCL, and has been duly approved by the written consent of the stockholders of the Corporation in accordance with Section 228 of the DGCL.

C. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the Corporation is Affirm Holdings, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

A. Classes of Stock. The total number of shares of capital stock that the Corporation shall have authority to issue is 3,200,000,000, consisting of the following: 3,030,000,000 shares of Class A Common Stock, par value $0.00001 per share (“Class A Common Stock”), 140,000,000 shares of Class B Common Stock, par value $0.00001 per share (“Class B Common Stock”), and 30,000,000 shares of undesignated Preferred Stock, par value $0.00001 per share (“Preferred Stock”). Immediately upon the filing and effectiveness of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), each share of the Corporation’s Common Stock, par value $0.00001 per share (“Common Stock”), that is issued and outstanding or held as treasury stock immediately prior to the Effective Time shall, automatically and without any further action by any stockholder, be reclassified as, and shall become, one half of one validly issued, fully paid and non-assessable share of Class A Common Stock and one half of one validly issued, fully paid and non-assessable share of Class B Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares of Class A Common Stock or Class B Common Stock shall be issued to the holders of record of Common Stock in connection with the foregoing reclassification. In lieu of any fractional shares to which a stockholder would otherwise be entitled (after taking into account all fractional shares of Class A Common Stock and Class B Common Stock, as applicable, that would otherwise be issuable to such holder), the Corporation shall pay cash to such holder in an amount equal to such fractional shares multiplied by the final price to the public per share set forth on the cover page of the final prospectus filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the Corporation’s initial public offering of Class A Common Stock (which value the Board of Directors of the Corporation (the “Board of Directors”) has determined represents the fair value of such fractional shares as of the Effective Time). Any fractional shares in respect of shares of Common Stock held in treasury by the Company immediately prior to the Effective Time shall be cancelled and no consideration shall be paid therefor. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Class A Common Stock and Class B Common Stock, respectively, into which the shares of Common Stock represented by the Old Certificate shall have been reclassified, as well as the right to receive cash in lieu of any fractional shares of Common Stock as described in this paragraph; provided, however, that from and after the Effective Time, the shares of Class A Common Stock and Class B Common Stock shall be uncertificated and no new certificates representing shares Class A Common Stock and Class B Common Stock shall be issued to a holder of an Old Certificate upon surrender thereof following the Effective Time and any Old Certificate shall be cancelled and a holder of an Old Certificate surrendered to the Corporation shall be entitled to receive cash in lieu of any fractional shares of Common Stock as described in this paragraph to the extent such holder has not already received such cash payment.

B. Rights of Preferred Stock. The Board of Directors of the Corporation the Board of Directors is authorized, subject to any limitations prescribed by law but to the fullest extent permitted by law, to provide by resolution for the designation and issuance of shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers (which may include, without limitation, full, limited or no voting powers), preferences, and relative, participating, optional or other rights of the shares of each such series and any qualifications, limitations or restrictions thereof, and to file a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), setting forth such resolution or resolutions.

C. Vote to Increase or Decrease Authorized Shares of Preferred Stock. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote thereon, without a separate class vote of the holders of Preferred Stock, or any separate series votes of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

D. Rights of Class A Common Stock and Class B Common Stock. The relative powers, rights, qualifications, limitations and restrictions granted to or imposed on the shares of Class A Common Stock and Class B Common Stock are as follows:

1. Voting Rights.

(a) General Right to Vote Together; Exception. Except as otherwise expressly provided herein or required by applicable law, the holders of Class A Common Stock and Class B Common Stock shall vote together as one class on all matters submitted to a vote of the stockholders; provided, however, subject to the terms of any Preferred Stock Designation, the number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon.

(b) Votes Per Share. Except as otherwise expressly provided herein or required by applicable law, on any matter that is submitted to a vote of the stockholders, each holder of Class A Common Stock shall be entitled to one (1) vote for each such share, and each holder of Class B Common Stock shall be entitled to fifteen (15) votes for each such share.

2. Identical Rights. Except as otherwise expressly provided herein or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, including, without limitation:

(a) Dividends and Distributions. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any Distribution paid or distributed by the Corporation, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a class; provided, however, that in the event a Distribution is paid in the form of Class A Common Stock or Class B Common Stock (or Rights to acquire such stock), then holders of Class A Common Stock shall receive Class A Common Stock (or Rights to acquire such stock, as the case may be) and holders of Class B Common Stock shall receive Class B Common Stock (or Rights to acquire such stock, as the case may be).

(b) Subdivision or Combination. If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a class.

(c) Equal Treatment in a Change of Control or any Merger Transaction. In connection with any Change of Control Transaction, shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Corporation, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a class. Any merger or consolidation of the Corporation with or into any other entity, which is not a Change of Control Transaction, shall require approval by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a class, unless (i) the shares of Class A Common Stock and Class B Common Stock remain outstanding and no other consideration is received in respect thereof or (ii) such shares are converted on a pro rata basis into shares of the surviving or parent entity in such transaction having identical rights to the shares of Class A Common Stock and Class B Common Stock, respectively.

3. Conversion of Class B Common Stock.

(a) Voluntary Conversion. Each one (1) share of Class B Common Stock shall be convertible into one (1) share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(b) Automatic Conversion. Shares of Class B Common Stock shall automatically, without any further action, convert into an equal number of shares of Class A Common Stock upon the earlier of:

(i) a Transfer of such share; provided, however, that no such automatic conversion shall occur in the case of a Transfer by a Class B Stockholder to any of the persons or entities listed in clauses (A) through (F) below (each, a “Permitted Transferee”) and from any such Permitted Transferee back to such Class B Stockholder and/or any other Permitted Transferee established by or for such Class B Stockholder:

(A) a trust for the benefit of such Class B Stockholder or persons other than the Class B Stockholder, so long as the Class B Stockholder (or in the case of a Designated Holder, one or both of the Designated Holders) has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided such Transfer does not involve any payment of cash, securities, property or other consideration to the Class B Stockholder (other than as a settlor or beneficiary of such trust) and, provided, further, that in the event the Class B Stockholder no longer has (or in the case of a Designated Holder, neither one nor both Designated Holders has) sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(B) a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Internal Revenue Code (or successor provision) and/or a reversionary interest so long as the Class B Stockholder (or in the case of a Designated Holder, one or both of the Designated Holders) has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event such Class B Stockholder no longer has (or in the case of a Designated Holder, neither one nor both Designated Holders has) sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(C) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code (or successor provision), or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder (or in the case of a Designated Holder, one or both of the Designated Holders) is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code (or successor provision); provided that in each case the Class B Stockholder (or in the case of a Designated Holder, one or both of the Designated Holders) has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event such Class B

Stockholder no longer has (or in the case of a Designated Holder, neither one nor both Designated Holders has) sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(D) a corporation, partnership or limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns shares, partnership interests or membership interests, as applicable, with sufficient Voting Control in the corporation, partnership or limited liability company, as applicable, or otherwise has legally enforceable rights, such that the Class B Stockholder (or in the case of a Designated Holder, one or both of the Designated Holders) retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, partnership or limited liability company; provided, however, that in the event such Class B Stockholder no longer owns (or in the case of a Designated Holder, neither one nor both Designated Holders owns) sufficient shares, partnership interests or limited liability company interests, as applicable, or no longer has sufficient legally enforceable rights to ensure such Class B Stockholder(s) retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, partnership or limited liability company, as applicable, each share of Class B Common Stock then held by such corporation, partnership or limited liability company, as applicable, shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(E) an Affiliate of a Class B Stockholder; provided, however, that the person or entity holding sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock being Transferred (the “Controlling Person”) retains, directly or indirectly, sole dispositive power and exclusive Voting Control with respect to the shares following such Transfer; provided, further, that in the event the Controlling Person no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock Transferred to such Affiliate, each such share of Class B Common Stock Transferred to such Affiliate shall automatically convert into one (1) share of Class A Common Stock unless such transaction is otherwise approved by the Corporation; or

(F) in the case of a Designated Holder, to the other Designated Holder, or the other Designated Holder’s Permitted Transferees, or any other entity in which the other Designated Holder has, directly or indirectly, sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity; provided that in the event such other Designated Holder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such other Designated Holder, or such other Designated Holder’s Permitted Transferees, or such other entity, as applicable, each share of Class B Common Stock then held by such other Designated Holder, such other Designated Holder’s Permitted Transferees, or other entity shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; and

(ii) the date specified by a written notice and certification request of the Corporation to the holder of such share of Class B Common Stock requesting a certification, in a form satisfactory to the Corporation, verifying such holder’s ownership of Class B Common Stock and confirming that a conversion to Class A Common Stock has not occurred, which date shall not be less than sixty (60) calendar days after the date of such notice and certification request; provided, however, that no such automatic conversion pursuant to this subsection (ii) shall occur in the case of a Class B Stockholder or its Permitted Transferees that furnishes a certification satisfactory to the Corporation prior to the specified date.

(c) Conversion Upon Death or Incapacity of a Non-Designated Holder. Each share of Class B Common Stock held of record by a Non-Designated Holder who is a natural person, or by such Non-Designated Holder’s Permitted Transferees, shall automatically, without any further action, convert into one share of Class A Common Stock upon the death or Incapacity of such Non-Designated Holder.

(d) Final Conversion of Class B Common Stock. On the Final Conversion Date, each one (1) outstanding share of Class B Common Stock shall automatically, without any further action, convert into one (1) share of Class A Common Stock. Following such conversion, the reissuance of all shares of Class B Common Stock shall be prohibited, and such shares shall be retired and cancelled in accordance with Section 243 of the DGCL and the filing of a certificate of retirement with the Secretary of State of the State of Delaware required thereby, and upon such retirement and cancellation, all references to Class B Common Stock in this Amended and Restated Certificate of Incorporation shall be eliminated.

(e) Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of Class B Common Stock to Class A Common Stock and the general administration of this dual class stock structure, including the issuance of stock certificates (or the establishment of book-entry positions) with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive and binding.

(f) Immediate Effect of Conversion. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section D.3, such conversion(s) shall be deemed to have been made at the time that the Corporation’s transfer agent receives the written notice required, the time that the Transfer of such shares occurred, the death or Incapacity of the Non-Designated Holder, or immediately upon the Final Conversion Date, as applicable. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of such shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates (or book-entry position(s)) representing the shares of Class B Common Stock) are to be issued shall be treated for all purposes as having become the record holder or holders of such number of shares of Class A Common Stock into which such shares of Class B Common Stock were convertible. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section D.3 shall be retired and shall not be reissued.

(g) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

4. No Further Issuances. Except for the issuance of Class B Common Stock issuable upon exercise of Rights outstanding at the Effective Time or a dividend payable in accordance with Article IV, Section D.2(a), the Corporation shall not at any time after the Effective Time issue any additional shares of Class B Common Stock, unless such issuance is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock. After the Final Conversion Date, the Corporation shall not issue any additional shares of Class B Common Stock.

ARTICLE V

The following terms, where capitalized in this Amended and Restated Certificate of Incorporation, shall have the meanings ascribed to them in this Article V:

“Affiliate” means with respect to any specified person, any other person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified person, including, without limitation, any general partner, managing member, officer, director or manager of such person and any venture capital, private equity, investment advisor or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or is under common investment management (or shares the same management, advisory company or investment advisor) with, such person.

“Beneficially Own” has such meaning as is set forth in Rule 13d-3 of the Exchange Act. “Beneficial Ownership” and “Beneficially Owns” shall have correlative meanings.

“Change of Control Share Issuance” means the issuance by the Corporation, in a transaction or series of related transactions, of voting securities representing more than two percent (2%) of the total voting power (assuming Class A Common Stock and Class B Common Stock each have one (1) vote per share) of the Corporation before such issuance to any person or persons acting as a group as contemplated in Rule 13d-5(b) under the Exchange Act (or any successor provision) that immediately prior to such transaction or series of related transactions held fifty percent (50%) or less of the total voting power of the Corporation (assuming Class A Common Stock and Class B Common Stock each have one (1) vote per share), such that, immediately following such transaction or series of related transactions, such person or group of persons would hold more than fifty percent (50%) of the total voting power of the Corporation (assuming Class A Common Stock and Class B Common Stock each have one (1) vote per share).

“Change of Control Transaction” means (i) the sale, lease, exclusive license, exchange, or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure indebtedness for borrowed money that are approved by the Corporation’s Board of Directors, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Corporation’s property and assets

(which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Corporation), provided that any sale, lease, exclusive license, exchange or other disposition of property or assets exclusively between or among the Corporation and any direct or indirect subsidiary or subsidiaries of the Corporation shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination, or other similar transaction of the Corporation with any other entity, other than a merger, consolidation, business combination, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock, in each case as outstanding immediately after such merger, consolidation, business combination, or other similar transaction, and the stockholders of the Corporation immediately prior to the merger, consolidation, business combination, or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the merger, consolidation, business combination, or other similar transaction in substantially the same proportions (vis-à-vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction; (iii) a recapitalization, liquidation, dissolution, or other similar transaction involving the Corporation, other than a recapitalization, liquidation, dissolution, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock, in each case as outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Corporation immediately prior to the recapitalization, liquidation, dissolution or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis-à-vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction; and (iv) any Change of Control Share Issuance.

“Class B Stockholder” means, collectively, the Designated Holders and the Non-Designated Holders.

“Designated Holder” means Max Levchin and Nellie Levchin, in each case, in their respective capacities as (i) registered holders of shares of Class B Common Stock at the Effective Time and (ii) registered holders of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time.

“Distribution” means (i) any dividend or distribution of cash, property or shares of the Corporation’s capital stock; and (ii) any distribution following or in connection with any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Conversion Date” means 5:00 p.m. in New York City, New York on the first Trading Day falling on or after the earliest to occur of:

(i) the seventh (7th) year anniversary of the Effective Time;

(ii) the date that is immediately following the Corporation’s annual meeting of stockholders where directors are to be elected if neither Designated Holder is then providing services to the Corporation as an officer, employee, director or consultant as of such date, and neither Designated Holder has provided services to the Corporation as an officer, employee, director or consultant at any time in the six month period immediately preceding such date;

(iii) following the Effective Time, such time as the Designated Holder(s), together with their Permitted Transferees, cease to Beneficially Own in the aggregate a number of shares of capital stock of the Company equal to at least fifty percent (50%) of the number of shares of capital stock of the Company that the Designated Holder(s), together with their Permitted Transferees, Beneficially Owned in the aggregate on the IPO Date; or

(iv) the death or Incapacity of the last to die or become Incapacitated of the Designated Holders, provided that such date may be extended but not for a total period of longer than nine (9) months from the last applicable death or Incapacity to a date approved by a majority of the Independent Directors then in office.

“Incapacity” means that such person or holder is incapable of managing his or her financial affairs under the criteria set forth in the applicable probate code that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as determined by a licensed medical practitioner. In the event of a dispute regarding whether a Class B Stockholder has suffered an Incapacity, no Incapacity of such holder will be deemed to have occurred unless and until an affirmative ruling regarding such Incapacity has been made by a court of competent jurisdiction.

“Independent Directors” means the members of the Board of Directors designated as independent directors in accordance with the requirements of the Securities Exchange that are generally applicable to companies with common equity securities listed thereon (or if the Corporation’s equity securities are not listed for trading on a Securities Exchange, the requirements of a Securities Exchange generally applicable to companies with common equity securities listed thereon).

“IPO Date” means the first date that shares of a class of the Corporation’s capital stock have been listed for trading on a Securities Exchange.

“Non-Designated Holders” means (i) the registered holder of a share of Class B Common Stock at the Effective Time and (ii) the registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time, in each case, other than the Designated Holders.

“Rights” means any option, warrant, restricted stock unit, conversion right or contractual right of any kind to acquire shares of the Corporation’s authorized but unissued capital stock.

“Securities Exchange” means, at any time, the registered national securities exchange on which the Corporation’s equity securities are then principally listed or traded, which shall be the New York Stock Exchange or Nasdaq Global Market (or similar national quotation system of the Nasdaq Stock Market) (“Nasdaq”) or any successor exchange of either the New York Stock Exchange or Nasdaq.

“Trading Day” means any day on which the Securities Exchange is open for trading.

“Transfer” of a share of Class B Common Stock shall mean, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise), including without limitation, (i) a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership) or (ii) the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer”:

(i) the grant of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;

(ii) the pledge of shares of Class B Common Stock by a Class B Stockholder or his or her Permitted Transferees that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Stockholder (or in the case of a Designated Holder, one or both of the Designated Holders) continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer”;

(iii) the fact that, as of the Effective Time or at any time after the Effective Time, the spouse of any Class B Stockholder possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock;

(iv) entering into a trading plan pursuant to Rule 10b5-1 under the Exchange Act with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;

(v) entering into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Change of Control Transaction; provided, however, that such Change of Control Transaction was approved by a majority of the Independent Directors then in office; or

(vi) in the case of a Designated Holder, the grant by such Designated Holder or his or her Permitted Transferees of a proxy with respect to Voting Control over any shares of the Corporation over which such Designated Holder has or shares Voting Control (including, without limitation, pursuant to any proxy or voting agreements then in place) to another Designated Holder, to be effective either (i) upon the death of such Designated Holder or (ii) during any period of Incapacity of such Designated Holder, including the exercise of such proxy by such person.

For the avoidance of doubt, a “Transfer” will also be deemed to have occurred if there is a Transfer of the voting power of the voting securities of any entity that, directly or indirectly, Beneficially Owns any shares of Class B Common Stock, such that the previous holders of such voting rights no longer retain sole dispositive and exclusive Voting Control with respect to the shares of Class B Common Stock held by such holder.

“Voting Control” with respect to a share of Class B Common Stock means the exclusive power (whether directly or indirectly) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement, or otherwise.

ARTICLE VI

A. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

B. Number of Directors; Election. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors of the Corporation shall be fixed solely by resolution of the Board of Directors. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director of the Corporation shall hold office until the expiration of the term for which he or she is elected and until his or her successor has been duly elected and qualified or until his or her earlier resignation, death or removal.

C. Classified Board Structure. From and after the Effective Time, the directors of the Corporation (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV hereof (the “Preferred Stock Directors”)) shall be divided into three (3) classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The Board of Directors may assign members of the Board of Directors already in office to such classes at the time such classification becomes effective. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of stockholders following the Effective Time, the term of office of the initial Class II directors shall expire at the second annual meeting of stockholders following the Effective Time and the term of office of the initial Class III directors shall expire at the third annual meeting of stockholders following the Effective Time. At each annual meeting of stockholders, commencing with the first regularly-scheduled annual meeting of stockholders following the Effective Time, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified.

Notwithstanding the foregoing provisions of this Article VI, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. If the number of directors is hereafter changed (other than in respect of Preferred Stock Directors), any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

D. Removal; Vacancies. Subject to the rights of holders of any series of Preferred Stock with respect to the election of Preferred Stock Directors, for so long as the Board of Directors is divided into classes pursuant to Article VI Section C, any director may be removed from office by the stockholders of the Corporation only for cause. Subject to the rights of holders of any series of Preferred Stock with respect to the election of Preferred Stock Directors, vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.

ARTICLE VII

A. Written Ballot. Elections of directors need not be by written ballot unless the Bylaws of the Corporation (the “Bylaws”) shall so provide.

B. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

C. Special Meetings. Special meetings of the stockholders may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors; (ii) the chairman of the Board of Directors; or (iii) the chief executive officer of the Corporation.

D. No Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, no action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent.

E. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE VIII

To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of any fiduciary duties as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of the Corporation’s Amended Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

Subject to any provisions in the Bylaws of the Corporation related to indemnification of directors or officers of the Corporation, the Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

The Corporation shall have the power to indemnify, to the extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

A right to indemnification or to advancement of expenses arising under a provision of this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation shall not be eliminated or impaired by an amendment to this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

ARTICLE X

If any provision of this Amended and Restated Certificate of Incorporation becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amended and Restated Certificate of Incorporation, and the court will replace such illegal, void or unenforceable provision of this Amended and Restated Certificate of Incorporation with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amended and Restated Certificate of Incorporation shall be enforceable in accordance with its terms.

Except as provided in ARTICLE VIII and ARTICLE IX above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Amended and Restated Certificate of Incorporation inconsistent with, ARTICLE VI, ARTICLE VII, ARTICLE VIII, ARTICLE IX or this ARTICLE X.

* * *

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed on behalf of the Corporation by its duly authorized officer effective this 12th day of January, 2021.

AFFIRM HOLDINGS, INC.

By:	/s/ Max Levchin
Name: Max Levchin
Title: Chief Executive Officer

TABLE OF CONTENTS	APPENDIX F
AMENDED AND RESTATED BYLAWS
OF
AFFIRM HOLDINGS, INC.

Page

ARTICLE I CORPORATE OFFICES	F-4
1.1 Registered Office.	F-4
1.2 Other Offices.	F-4
ARTICLE II MEETINGS OF STOCKHOLDERS	F-4
2.1 Annual Meeting.	F-4
2.2 Special Meeting.	F-4
2.3 Notice Of Stockholders’ Meetings.	F-4
2.4 Manner Of Giving Notice; Affidavit Of Notice.	F-5
2.5 Quorum.	F-5
2.6 Adjourned Meeting; Notice.	F-5
2.7 Organization; Conduct of Business.	F-6
2.8 Voting.	F-6
2.9 No Action by Consent of Stockholders Without A Meeting.	F-7
2.10 Waiver Of Notice.	F-7
2.11 Record Date For Stockholder Notice; Voting.	F-7
2.12 Proxies.	F-8
2.13 Notice of Stockholder Business and Nominations; Director Qualifications.	F-8
2.14 Requirement to Appear.	F-12
2.15 Remote Communication.	F-12
ARTICLE III DIRECTORS	F-13
3.1 Powers.	F-13
3.2 Number Of Directors.	F-13
3.3 Election and Qualification of Directors.	F-13
3.4 Resignation.	F-13
3.5 Place Of Meetings; Meetings By Telephone.	F-13
3.6 Regular Meetings.	F-13
3.7 Special Meetings; Notice.	F-14
3.8 Quorum and Action at Meeting.	F-14
3.9 Waiver Of Notice.	F-14
3.10 Board Action By Consent Without A Meeting.	F-14
3.11 Rules and Regulations.	F-15
3.12 Fees And Compensation Of Directors.	F-15
3.13 Chairperson of The Board Of Directors.	F-15
3.14 Lead Independent Director.	F-15
3.15 Emergency Bylaws.	F-15
ARTICLE IV COMMITTEES	F-15
4.1 Committees Of Directors.	F-15
4.2 Committee Procedure.	F-16
4.3 Term.	F-16
4.4 Meetings And Action Of Committees.	F-16
ARTICLE V OFFICERS	F-16
5.1 Officers.	F-16

5.2 Subordinates.	F-17
5.3 Removal And Resignation Of Officers.	F-17
5.4 Vacancies In Offices.	F-17
5.5 Authority and Duties of Officers.	F-17
5.6 Voting Shares in Other Business Entities.	F-17
ARTICLE VI INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS	F-17
6.1 Indemnification.	F-17
6.2 Advancement of Expenses.	F-18
6.3 Actions Initiated Against The Corporation.	F-19
6.4 Contract Rights.	F-19
6.5 Claims.	F-19
6.6 Determination of Entitlement to Indemnification.	F-20
6.7 Non-Exclusive Rights.	F-20
6.8 Insurance.	F-20
6.9 Severability.	F-20
6.10 Miscellaneous.	F-21
ARTICLE VII RECORDS AND REPORTS	F-21
7.1 Maintenance And Inspection Of Records.	F-21
ARTICLE VIII GENERAL MATTERS	F-22
8.1 Checks.	F-22
8.2 Execution Of Corporate Contracts And Instruments.	F-22
8.3 Reliance upon Books, Reports and Records.	F-22
8.4 Stock Certificates; Partly Paid Shares.	F-22
8.5 Special Designation On Certificates.	F-22
8.6 Lost Certificates.	F-23
8.7 Dividends.	F-23
8.8 Construction; Definitions.	F-23
8.9 Fiscal Year.	F-23
8.10 Seal.	F-23
8.11 Transfer Of Stock.	F-23
8.12 Registered Stockholders.	F-24
8.13 Facsimile and Electronic Signatures.	F-24
ARTICLE IX FORUM FOR CERTAIN ACTIONS	F-24
ARTICLE X AMENDMENTS	F-24

AMENDED AND RESTATED BYLAWS
OF
AFFIRM HOLDINGS, INC.

ARTICLE I
CORPORATE OFFICES
1.1    Registered Office.
The registered office of Affirm Holdings, Inc. (the “Corporation”) shall be fixed in its certificate of incorporation (as may be amended from time to time, the “Certificate of Incorporation”).
1.2    Other Offices.
The Corporation may at any time establish other offices at any place or places where the Corporation is qualified to do business.
ARTICLE II
MEETINGS OF STOCKHOLDERS
2.1    Annual Meeting.
The annual meeting of stockholders shall be held on such date, at such time, and at such place (if any) within or without the State of Delaware as shall be designated from time to time by the Corporation’s board of directors (the “Board of Directors”) and stated in the Corporation’s notice of the meeting. In lieu of holding an annual meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any annual meeting of stockholders may be held solely by means of remote communication. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors at any time, before or after the notice for such meeting has been sent to the stockholders.
2.2    Special Meeting.
Special meetings of the stockholders may be called only in the manner set forth in the Certificate of Incorporation. Any special meeting of the stockholders shall be held at such place (if any), on the date and at the time determined by the Board of Directors or as the chief executive officer of the Corporation (the “CEO”), the Chairperson of the Board of Directors (the “Chairperson”), the Lead Independent Director (as defined below), the president of the Corporation (the “President”), if any is appointed, or the Secretary of the Corporation (the “Secretary”) shall designate, as set forth in the Corporation’s notice of the meeting. The Board of Directors may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board of Directors at any time, before or after the notice for such meeting has been sent to the stockholders. Business transacted at any special meeting of stockholders shall be limited to the purpose(s) stated in the notice (or any supplement thereto) given by or at the direction of the Board of Directors.
2.3    Notice Of Stockholders’ Meetings.
Except as otherwise required by applicable law or as provided in these Bylaws or the Certificate of Incorporation, notice of the date, time and place (if any) or means of remote communication (if any) by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, of all meetings of stockholders shall be in the form of a writing or electronic transmission and shall be given to each stockholder entitled to notice of such meeting in accordance with Section 2.4 of these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. In the case of a special meeting of stockholders, the notice shall state the purpose or purposes for which the meeting is called.

2.4    Manner Of Giving Notice; Affidavit Of Notice.
Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice to stockholders may be given by personal delivery, mail, courier service, electronic mail or other means of electronic transmission. If mailed, such notice shall be delivered by postage prepaid envelope directed to each stockholder at such stockholder’s address as it appears in the records of the Corporation and shall be deemed given when deposited in the United States mail. If delivered by courier service, such notice shall be delivered by the earlier of when the notice is received or left at the stockholder’s address. If given by electronic mail, such notice shall be delivered when directed to such stockholder’s electronic mail address (unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by the General Corporation Law of the State of Delaware (the “DGCL”) to be given by electronic transmission). A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation. A notice by electronic mail will include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files or information. Any notice given by electronic transmission (other than any such notice given by electronic mail) pursuant to this Section 2.4 shall be deemed given: (i) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the stockholder has consented to receive notice; (ii) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iii) if by any other form of electronic transmission, when directed to the stockholder. The terms “electronic mail,” “electronic mail address,” “electronic signature” and “electronic transmission” as used herein shall have the meanings ascribed thereto in the DGCL. An affidavit of the Secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that notice has been given pursuant to this Section 2.4 shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 233 of the DGCL.
2.5    Quorum.
The holders of a majority of the voting power of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of stockholders for the transaction of business, except as otherwise required by applicable law, by the Certificate of Incorporation, or by these Bylaws. Except as otherwise required by applicable law (including the rules and regulations of any stock exchange applicable to the Corporation), by the Certificate of Incorporation or by these Bylaws, where a separate vote by one or more series or classes of capital stock of the Corporation is required, the holders of a majority of the voting power of the shares of such one or more series or classes of capital stock of the Corporation issued and outstanding and entitled to vote thereon, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on such matter. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.
If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting or (b) the holders of a majority of the voting power of the shares of capital stock of the Corporation entitled to vote thereat who are present in person or represented by proxy shall have power to adjourn the meeting to another place (if any), date or time, without notice other than as specified in Section 2.6.
2.6    Adjourned Meeting; Notice.
When an annual or special meeting of stockholders is adjourned to another place (if any), date or time, notice need not be given of the adjourned meeting if the date, time and place (if any) thereof and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken or are given in any other manner permitted by Section 222 of the DGCL. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting, which shall be the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
2.7    Organization; Conduct of Business.
(a)    The Chairperson, or in his or her absence or at his or her election, the CEO or, in his or her absence, the Lead Independent Director, or in his or her absence, such person as the Board of Directors may have designated or, in the absence of such a person, the President, if any is appointed, or in his or her absence, the Secretary shall call to order any meeting of stockholders and act as chairperson of the meeting. In the absence of the Secretary, the secretary of the meeting shall be such person as the chairperson of the meeting appoints.
(b)    The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairperson of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of any meeting of stockholders as it deems appropriate, provided such rules and regulations are not inconsistent with any other provision of these Bylaws or the Certificate of Incorporation. Except to the extent inconsistent with the rules and regulations adopted by the Board of Directors, the chairperson of the meeting shall have the right and authority to convene and (for any or no reason) recess or adjourn the meeting (whether or not a quorum is present), to determine the order of business and the procedure at the meeting, including such rules and regulations of the manner of voting, the conduct of discussion and such other matters as seems to him or her in order, and to do all such acts as, in the judgment of the chairperson of the meeting, are appropriate for the proper conduct of the meeting.
(c)    Rules and regulations relating to the conduct of any meeting of stockholders, whether adopted by the Board of Directors or prescribed by the chairperson of the meeting, may include, among other things, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) restrictions on the dissemination of solicitation materials and use of audio or visual recording devices at the meeting; (vi) limitations on the time allotted to questions or comments by participants and on stockholder proposals; (vii) regulations for the opening and closing of the polls for balloting and matters which are to be voted on by ballot (if any); and (viii) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting.
(d)    The chairperson of any meeting of stockholders shall have the power and duty to determine all matters relating to the conduct of the meeting, including determining whether any nomination or item of business has been properly brought before the meeting in accordance with these Bylaws (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination is made or proposal solicited (or is part of a group that solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by Section 2.13(a)(iii)(C)(9)). If the chairperson of the meeting determines and declares that any nomination or item of business has not been properly brought before a meeting of stockholders, then such nomination shall be disregarded and such business shall not be transacted or considered at such meeting. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. To the fullest extent permitted by law, the chairperson of the meeting shall act in his or her absolute discretion, and his or her rulings shall not be subject to appeal.
2.8    Voting.
At each meeting of stockholders, each stockholder having the right to vote shall be entitled to vote in person or by proxy in accordance with the procedures established by the meeting. Each stockholder shall be entitled to vote each share of stock having voting power and registered in such stockholder’s name on the books of the Corporation on the record date fixed for determination of stockholders entitled to vote at such meeting.

At any meeting of stockholders at which directors are to be elected, each nominee for election as a director in an uncontested election shall be elected if the number of votes cast for the nominee’s election exceeds the number of votes cast against the nominee’s election. In all director elections other than uncontested elections, the nominees for election as a director shall be elected by a plurality of the votes cast. For purposes of this Section 2.8, an “uncontested election” means any meeting of stockholders at which the number of candidates does not exceed the number of directors to be elected and with respect to which: (a) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with Section 2.13; or (b) such a notice has been submitted, and on or before the fifth business day prior to the date that the Corporation files its definitive proxy statement relating to such meeting with the Securities and Exchange Commission (regardless of whether thereafter revised or supplemented), the notice has been: (i) withdrawn in writing to the Secretary; (ii) determined not to be a valid notice of nomination, with such determination to be made by the Board of Directors (or a committee thereof) pursuant to Section 2.13, or if challenged in court, by a final court order; or (iii) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.
Unless a different or minimum vote is required by the Certificate of Incorporation, these Bylaws, the rules and regulations of any stock exchange applicable to the Corporation or any law or regulation applicable to the Corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter, all other matters shall be determined by the affirmative vote of the holders of a majority of the voting power of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Except as otherwise required by applicable law (including the rules and regulations of any stock exchange applicable to the Corporation), by the Certificate of Incorporation or by these Bylaws, where a separate vote by one or more series or classes of capital stock of the Corporation is required, in all matters other than the election of directors, the affirmative vote by the holders of a majority of the voting power of the shares of such one or more series or classes of capital stock of the Corporation, present in person or represented by proxy, at the meeting and entitled to vote on the subject matter shall be the act of such series or class.
2.9    No Action by Consent of Stockholders Without A Meeting.
Except with respect to actions required or permitted to be taken solely by holders of Preferred Stock pursuant to the Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock), no action that is required or permitted to be taken by the stockholders of the Corporation may be effected by consent of stockholders in lieu of a meeting of stockholders.
2.10    Waiver Of Notice.
Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of stockholders need be specified in any written waiver of notice or any waiver of notice by electronic transmission, unless so required by the Certificate of Incorporation or these Bylaws.
2.11    Record Date For Stockholder Notice; Voting.
(a)    Except as otherwise required by applicable law, in order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and, in the case of determining stockholders entitled to notice of or to vote at any meeting of stockholder or any adjournment thereof, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, or, in the case of any other action, which shall not be more than sixty (60) days prior to such other action; provided, that the Board of Directors may determine, at the time it fixes the record date for notice of any meeting of stockholders, that a later date on or before the date of the meeting shall be the date for making a determination as to which stockholders will be entitled to vote at any such meeting of stockholders.
If the Board of Directors does not so fix a record date:
(i)    The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.
(ii)    Except as otherwise required by applicable law, the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
(b)    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
(c)    Unless determined by the chairperson of the meeting to be advisable, the vote on any matter, including, without limitation, the election of directors, need not be by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, and shall state the number of shares voted and such other information as may be required under the procedure established for the meeting or otherwise by the chairperson of the meeting.
(d)    In advance of any meeting of stockholders, the Corporation shall appoint one or more inspectors to act at the meeting or any adjournment thereof and make a written report thereof, and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairperson of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability, and may perform such other duties not inconsistent herewith as may be requested by the Corporation or chairperson of the meeting. No person who is a candidate for an office at an election may serve as an inspector at such election.
2.12    Proxies.
Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by an instrument in writing or by an electronic transmission permitted by applicable law filed with the Secretary, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Proxies shall be filed in accordance with the procedure established for the meeting. In the absence of any such procedures, proxies need not be filed with the Secretary until the meeting is called to order, but shall be filed before being voted and prior to the closing of the polls.
2.13    Notice of Stockholder Business and Nominations; Director Qualifications.
(a)    (i) At any annual meeting of stockholders, only such nominations of persons for election to the Board of Directors shall be made, and only such other business shall be conducted or considered, as have been properly brought before the meeting. To be properly brought before an annual meeting of stockholders, nominations of persons for election or re-election to the Board of Directors or other business must be (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (C) otherwise properly brought before the meeting by a stockholder in accordance with clauses (ii), (iii) and (iv) of this Section 2.13(a) (this clause (C) being the exclusive means for a stockholder to bring nominations or other business before an annual meeting of stockholders, other than business properly included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Exchange Act). The provisions of this Section 2.13(a) and the following Section 2.13(b) apply to all nominations of persons for election to the Board of Directors and other business proposed to be brought before an annual or special meeting. The number of nominees a stockholder may nominate for election at an annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.
(ii)    For nominations of any person for election or re-election to the Board of Directors or other business to be properly brought before an annual meeting of stockholders by a stockholder (A) the stockholder must have given timely notice thereof in writing to the Secretary, which notice must also fulfill the requirements of clause (iii) of this Section 2.13(a); (B) the subject matter of any proposed business (other than a nomination) must be a matter that is a proper subject matter for stockholder action at such meeting; and (C) the stockholder must be a stockholder of record of the Corporation at the time the notice required by this Section 2.13(a) is delivered to the Corporation and must be entitled to vote at the meeting.
(iii)    To be considered timely notice, a stockholder’s notice must be received by the Secretary at the principal executive office of the Corporation not earlier than the opening of business one hundred and twenty (120) days before, and not later than the close of business ninety (90) days before, the first anniversary of the date of the preceding year’s annual meeting of stockholders. If no annual meeting of stockholders was held in the previous year, or if the date of the applicable annual meeting of stockholders has been changed by more than thirty (30) days from the date of the previous year’s annual meeting of stockholders, then a stockholder’s notice, in order to be considered timely, must be received by the Secretary at the principal executive offices of the Corporation not earlier than the opening of business one hundred and twenty (120) days before the date of such annual meeting of stockholders, and not later than the close of business on the later of (x) ninety (90) days prior to the date of such annual meeting of stockholders; or (y) the 10th day following the day on which public announcement of the date of such annual meeting of stockholders was first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders or of a new record date for an annual meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth the following information (and, if such notice relates to the nomination of any person for election or re-election as a director of the Corporation, the questionnaire, representation and agreement required by the following Section 2.13(b) must also be delivered with and at the same time as such notice):
(A)    as to each person whom the stockholder proposes to nominate for election as a director, (1) all information relating to such person that is required to be disclosed in accordance with Regulation 14A under the Exchange Act, whether in a solicitation of proxies for the election of directors in an election contest or otherwise, and such other information as may be required by the Corporation pursuant to any applicable publicly disclosed policy of the Corporation governing the selection of directors; (2) such person’s written consent to being named as a nominee in a proxy statement and form of proxy relating to the meeting at which directors are to be elected and to serving as a director if elected; and (3) a description of all agreements, arrangements or understandings between the stockholder or any beneficial owner on whose behalf such nomination is made, or their respective affiliates, and each nominee or any other person or persons (naming such person or persons) in connection with the making of such nomination or nominations;
(B)    as to any other business the stockholder proposes to bring before the meeting, (1) a brief description of such business; (2) the text of the proposal to be voted on by stockholders (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment); (3) the reasons for conducting such business at the meeting; and (4) a description of any direct or indirect material interest of the stockholder or of any beneficial owner on whose behalf the proposal is made, or their respective affiliates, in such business, and all agreements, arrangements and understandings between such stockholder or any such beneficial owner or their respective affiliates and any other person or persons (naming such person or persons) in connection with the proposal of such business;
(C)    as to the stockholder giving the notice and each beneficial owner, if any, on whose behalf the business is proposed or nomination is made (each, a “Party”), (1) the name and address of such Party (in the case of each stockholder, as they appear on the Corporation’s books and records) and the name and principal place of business of such beneficial owner; (2) the class or series and number of shares of capital stock or other securities of the Corporation that are owned, directly or indirectly, beneficially or held of record by such Party or any of its affiliates (naming such affiliates); (3) a description of any agreement, arrangement or understanding (including any swap or other derivative or short position, profit interest, option, warrant, convertible security, stock appreciation or similar right with exercise or conversion privileges, hedging transactions, and securities lending or borrowing arrangement) to which such Party or any of its affiliates or associates and/or any others acting in concert with any of the foregoing is, directly or indirectly, a party as of the date of such notice (x) with respect to shares of capital stock or other securities of the Corporation or (y) the effect or intent of which is to transfer to or from any such person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, mitigate loss to, manage the potential risk or benefit of security price changes (increases or decreases) for, or increase or decrease the voting power of any such person with respect to securities of the Corporation or which has a value derived in whole or in part, directly or indirectly, from the value (or change in value) of any securities of the Corporation, in each case whether or not subject to settlement in the underlying security of the Corporation (each such agreement, arrangement or understanding, a “Disclosable Arrangement”), specifying in each case (I) the effect of such Disclosable Arrangement on voting or economic rights in securities in the Corporation, as of the date of the notice and (II) any changes in such voting or economic rights which may arise pursuant to the terms of such Disclosable Arrangement; (4) a description of any proxy, agreement, arrangement, understanding or relationship between or among such Parties, any of their respective affiliates or associates, and/or any others acting in concert with any of the foregoing with respect to the nomination or proposal and/or the voting, directly or indirectly, of any shares or any other security of the Corporation; (5) any rights to dividends on the shares of capital stock of the Corporation owned, directly or indirectly, beneficially by such Party that are separated or separable from the underlying shares of capital stock of the Corporation; (6) any proportionate interest in shares of capital stock of the Corporation or Disclosable Arrangements held, directly or indirectly, by a general or limited partnership or limited liability company in which such Party is a general partner or managing member or, directly or indirectly, beneficially owns an interest in a general partner or managing member; (7) any performance-related fees that such Party is directly or indirectly entitled to be based on any increase or decrease in the value of shares of capital stock of the Corporation or Disclosable Arrangements, if any, as of the date of such notice, including any such interests held by members of such Party’s immediate family sharing the same household; (8) a representation that the stockholder is a holder of record of shares of capital stock of the Corporation at the time of the giving of the notice, is entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination; and (9) a representation as to whether such Party intends, or is part of a group which intends, (x) to deliver a proxy statement and/or form of proxy to holders of at least sixty-seven (67) percent of the Corporation’s outstanding shares of capital stock entitled to vote generally in the election of directors in the case of a nomination, or holders of at least the percentage of the Corporation’s outstanding shares of capital stock required to approve or adopt the proposal in the case of other business and/or (y) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination; (10) any other information relating to such Party required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Regulation 14(a) of the Exchange Act; and (11) a certification regarding whether such Party has complied with all federal, state and other legal requirements in connection with such Party’s acquisition of shares of capital stock or other securities of the Corporation; and
(D)    an undertaking by each Party to notify the Corporation in writing of any change in the information previously disclosed pursuant to clauses (A), (B) and (C) of this Section 2.13(a)(iii) as of the record date for determining stockholders entitled to receive notice of such meeting and as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, by written notice received by the Secretary at the principal executive offices of the Corporation not later than five (5) days following such record date and not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof, and thereafter by written notice so given and received within two (2) business days of any change in such information (and, in any event, by the close of business on the day preceding the meeting date).
The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such nominee under the Exchange Act and the rules or regulations of any stock exchange applicable to the Corporation. In addition, a stockholder seeking to nominate a director candidate or bring another item of business before the annual meeting of stockholders shall promptly provide any other information reasonably requested by the Corporation.
(iv)    Notwithstanding anything in clause (iii) of this Section 2.13(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting of stockholders is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting of stockholders, a stockholder’s notice required by this Section 2.13(a) shall also be considered timely, but only with respect to nominees for the additional directorships, if it is received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation (it being understood that such notice must nevertheless comply with the requirements of clause (iii) of this Section 2.13(a)).
(b)    To be eligible to be a nominee for election or re-election by the stockholders as a director of the Corporation or to serve as a director of the Corporation, a person must deliver (with respect to a nomination made by a stockholder pursuant to this Section 2.13, not later than the deadline prescribed for delivery of notice under clause (iii) or (iv), as applicable, of Section 2.13(a)) to the Secretary all completed and signed questionnaires prepared by the Corporation with respect to the background and qualifications of such potential nominee and the background and other relevant facts about the nominating stockholder and each other person on whose behalf the nomination is being made (including those questionnaires required of the Corporation’s directors and any other questionnaire the Corporation determines is necessary or advisable to assess whether a nominee will satisfy any qualifications or requirements imposed by the Certificate of Incorporation or these Bylaws, any law, rule, regulation or listing standard that may be applicable to the Corporation, the Corporate Governance Guidelines of the Corporation, and any other corporate governance policies and guidelines of the Corporation (all of the foregoing, “Questionnaires”) (which Questionnaires shall be provided promptly by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that, among other matters, such potential nominee: (i) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person as to how such potential nominee, if elected as a director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed in such questionnaire; (ii) is not and will not become a party to any Voting Commitment that could limit or interfere with such proposed nominee’s fiduciary duties under applicable law; (iii) is not and will not become a party to any agreement, arrangement or understanding with any person other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed in such Questionnaires; (iv) would be in compliance, if elected or re-elected as a director, and will comply with, applicable law and all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and other policies and guidelines of the Corporation applicable to directors generally and (v) intends to serve as a director for the full term for which such person is standing for election.
(c)    Only such business shall be conducted at a special meeting of stockholders as has been specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors pursuant to Section 2.3. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board or any committee thereof or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in Section 2.13(a)(iii) is delivered to the Secretary, who is entitled to vote at the meeting and upon such election and who complies with the requirements set forth in Sections 2.13(a)(iii) and 2.13(b) as if such requirements referred to such special meeting of stockholders; provided, however, that to be considered timely notice under this clause (c), a stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which public announcement of the date of such special meeting and the nominees proposed by the Board of Directors to be elected at such meeting was first made. This clause (c) shall be the exclusive means for a stockholder to make nominations or other business proposals before a special meeting of stockholders (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Corporation’s notice of meeting). The number of nominees a stockholder may nominate for election at a special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting of stockholders or of a new record date for a special meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(d)    Only such persons who are nominated for election or re-election as a director of the Corporation in accordance with the procedures, and who meet the other qualifications, set forth in Section 2.13(a), (b) and (c) shall be eligible to stand for election as directors and only such business shall be conducted at a meeting of stockholders as has been brought before the meeting in accordance with the procedures set forth in these Bylaws.
(e)    Without limiting the applicability of the foregoing provisions of this Section 2.13, a stockholder who seeks to have any proposal or potential nominee included in the Corporation’s proxy materials must provide notice as required by and otherwise comply with the applicable requirements of the rules and regulations under the Exchange Act. Except for the immediately preceding sentence, nothing in this Section 2.13 shall be deemed to affect any rights of (i) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (except as otherwise provided in Section 2.14); or (ii) the holders of any outstanding class or series of preferred stock of the Corporation (the “Preferred Stock”), voting as a class separately from the holders of common stock, to elect directors pursuant to any applicable provisions of such series of Preferred Stock or the Certificate of Incorporation. Subject to Rule 14a-8 under the Exchange Act, nothing in these Bylaws shall be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Corporation’s proxy statement any nomination of director or directors or any other business proposal.
(f)    For purposes of this Section 2.13, “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, or that is generally available on internet news sites or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
2.14    Requirement to Appear.
Notwithstanding anything to the contrary contained in Section 2.13, if a stockholder that has provided timely notice of a nomination or item of business in accordance with Section 2.13 (or a qualified representative of such stockholder) does not appear at the annual or special meeting of stockholders to present such nomination or item of business (whether pursuant to the requirements of these Bylaws or in accordance with Rule 14a-8 under the Exchange Act), such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.14, to be considered a qualified representative of a stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing (or a reliable reproduction of the writing) delivered to the Corporation prior to the making of a nomination or the proposal of business at a meeting of stockholders (and in any event, not fewer than five days before the meeting) stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.
2.15    Remote Communication.
For the purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication:
(a)    participate in a meeting of stockholders; and
(b)    be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.
ARTICLE III
DIRECTORS
3.1    Powers.
Subject to the provisions of the DGCL and any limitations in the Certificate of Incorporation relating to powers or rights conferred upon or reserved to the stockholders or the holders of shares of any class or series of the Corporation’s issued and outstanding stock, the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, by or under the direction of the Board of Directors.
3.2    Number Of Directors.
The number of directors constituting the entire Board of Directors shall be no less than five (5), the exact number thereof to be determined in accordance with the Certificate of Incorporation or, in the absence of a specific requirement therein, then by resolution of the Board of Directors.
3.3    Election and Qualification of Directors.
Directors need not be stockholders unless so required by the Certificate of Incorporation or these Bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director appointed to fill a vacancy or newly created directorship, shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
3.4    Resignation.
Any director may resign at any time upon notice given in writing or by electronic transmission to the attention of the Secretary of the Corporation. Such resignation shall be effective upon receipt unless it is specified therein to be effective at some later time, and the acceptance of a resignation shall not be necessary to make it effective unless such resignation specifies otherwise. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal.
3.5    Place Of Meetings; Meetings By Telephone.
The Board of Directors may hold meetings, both regular and special, either within or outside the State of Delaware.
Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors, or such committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.
3.6    Regular Meetings.
Regular meetings of the Board of Directors may be held without notice at such time, on such date or dates and at such place or places (if any) as shall from time to time be determined by the Board of Directors. A notice of any such regular meetings, the time, date or place of which has been so determined, shall not be required.

3.7    Special Meetings; Notice.
Special meetings of the Board of Directors for any purpose or purposes shall be held at the call of the Chairperson, the CEO or the Lead Independent Director at such times and places (if any), within or without the State of Delaware, as he or she shall designate, upon notice to each director in accordance with this Section 3.7. Special meetings may also be called by the President, if any is appointed, the Secretary, or any assistant secretary upon like notice at the request of any director.
Notice of the date, time and place (if any) of special meetings of the Board of Directors may be given by personal delivery, mail, courier service (including, without limitation, Federal Express), facsimile transmission (directed to the director’s facsimile transmission number ), electronic mail (directed to director’s electronic mail address), or other form of electronic transmission pursuant to which the director has consented to receive notice. If the notice is mailed, it shall be deposited in the United States mail at least four (4) calendar days before the time of the holding of the meeting. If the notice is delivered personally or by facsimile, electronic mail, telephone or other form of electronic transmission pursuant to which the director has consented to receive notice, it shall be delivered at least twenty-four (24) hours before the time of the holding of the meeting. If written notice is delivered by courier service, then it shall be given on not less than three (3) calendar days’ notice to each director. The notice need not specify the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation. The notice need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting of the Board of Directors.
3.8    Quorum and Action at Meeting.
At all meetings of the Board of Directors and of each committee thereof, a majority of the total number of directors constituting the whole Board of Directors or such committee shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting of the Board of Directors or any committee thereof at which a quorum is present shall be the act of the Board of Directors or such committee, except as otherwise required by applicable law, by the Certificate of Incorporation, or by these Bylaws. If a quorum is not present at any meeting of the Board of Directors or committee thereof, then a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.
3.9    Waiver Of Notice.
Whenever notice is required to be given under any provision of the DGCL or the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.
3.10    Board Action By Consent Without A Meeting.
Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors, or such committee, as the case may be, consent thereto in writing or by electronic transmission; provided, however, that such electronic transmission or transmissions must either set forth or be submitted with information from which it can be determined that the electronic transmission or transmissions were authorized by the director. After an action is taken, the consent or consent relating thereto shall be filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.
3.11    Rules and Regulations.
The Board of Directors may adopt such rules and regulations for the conduct of its meetings and the management of the affairs of the Corporation as it may deem proper, and as are not inconsistent with the DGCL, the Certificate of Incorporation or these Bylaws.
3.12    Fees And Compensation Of Directors.
Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. No such compensation shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.
3.13    Chairperson of The Board Of Directors.
The Corporation may also have, at the discretion of the Board of Directors, a Chairperson. The Chairperson shall preside at all meetings of the stockholders and of the Board of Directors at which he or she is present, unless, in the case of a meeting of the stockholders, the Chairperson elects to have the chairperson of such meeting designated in accordance with Section 2.7(a).
3.14    Lead Independent Director.
If the Chairperson chosen by the Board of Directors is not an Independent Director (as defined below), the Corporation’s Independent Directors may designate an Independent Director to serve as a Lead Independent Director (the “Lead Independent Director”). The Lead Independent Director shall preside at all meetings of the Board of Directors at which the Chairperson of the Board is not present and shall exercise such other powers and duties as may from time to time be assigned to him or her by the Board of Directors or as prescribed by these Bylaws. For purposes of these Bylaws, “Independent Director” is a director that qualifies as an independent director under the listing standards of the Nasdaq Global Select Market.
3.15    Emergency Bylaws.
This Section 3.15 shall be operative during any emergency condition as contemplated by Section 110 of the DGCL (an “Emergency”), notwithstanding any different or conflicting provisions in these Bylaws, the Certificate of Incorporation or the DGCL. In the event of any Emergency, or other similar emergency condition, the director or directors in attendance at a meeting of the Board of Directors or a standing committee thereof shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate. Except as the Board of Directors may otherwise determine, during any Emergency, the Corporation and its directors and officers, may exercise any authority and take any action or measure contemplated by Section 110 of the DGCL.
ARTICLE IV
COMMITTEES
4.1    Committees Of Directors.
The Board of Directors may designate an audit committee, a compensation committee and a nominating and governance committee, and may from time to time establish additional committees of its members, each committee to consist of one or more of the directors of the Corporation, each with such powers and duties not inconsistent with these Bylaws as the Board of Directors may or, pursuant to applicable law (including the rules and regulations of any stock exchange applicable to the Corporation), must, lawfully confer. All members of any committee of the Board of Directors shall serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, except as otherwise provided by the Board of Directors or subject to any restrictions on committee membership established under applicable law (including the rules and regulations of any stock exchange applicable to the Corporation). Any such committee, to the extent provided in the resolution of the Board of Directors, or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (ii) adopting, amending or repealing any Bylaw of the Corporation; or (iii) take any action or assume any authority otherwise prohibited by applicable law (including the rules and regulations of any stock exchange applicable to the Corporation).
4.2    Committee Procedure.
Except as otherwise determined by the Board of Directors or provided by these Bylaws, each committee of the Board of Directors shall adopt its own rules governing the time, place, and method of holding its meetings and the conduct of its proceedings and shall meet as provided by such rules or by resolution of the Board of Directors. Each committee of the Board of Directors shall keep regular minutes of its meetings and report the same to the Board of Directors when required.
4.3    Term.
The Board of Directors, subject to the requirements specifically set forth in this Article IV and applicable law (including the rules and regulations of any stock exchange applicable to the Corporation), may at any time change, increase or decrease the number of members of a committee or terminate the existence of a committee. A director’s membership on a committee shall terminate on the date of his or her death or resignation or removal as a director of the Corporation, and the Board of Directors may at any time for any reason remove any individual committee member from his or her position as a member of a committee and the Board of Directors may, subject to any requirements specifically set forth in this Article IV, appoint any director to serve as a member of any committee.
4.4    Meetings And Action Of Committees.
Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum and action at a meeting), Section 3.9 (waiver of notice), and Section 3.10 (action without a meeting) of these Bylaws, with such changes in the context of such provisions as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.
ARTICLE V
OFFICERS
5.1    Officers.
The officers of the Corporation shall include a CEO, a Secretary, and a chief financial officer (the “CFO”). The Corporation may also have, at the discretion of the Board of Directors, a President or any such other officers as the Board of Directors may from time to time deem appropriate or necessary. Any number of offices may be held by the same person. Each officer of the Corporation shall hold office for such term as may be prescribed by the Board of Directors and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No officer need be a stockholder or director of the Corporation.
5.2    Subordinates.
The CEO may appoint one or more employees of the Corporation as divisional or departmental vice presidents and fix the duties of such appointees. No such persons shall be considered to be an officer of the Corporation, the officers of the Corporation being limited to those officers appointed by the Board of Directors in accordance with this Article V.
5.3    Removal And Resignation Of Officers.
Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors then in office (so long as a quorum is present) at any regular or special meeting of the Board of Directors (or by unanimous written consent in accordance with these Bylaws and applicable law).
Any officer may resign at any time by delivering his or her resignation in writing or by electronic transmission to the Board of Directors or to the Chairperson; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board may fill the pending vacancy before the effective date if the Board provides that the successor shall not take office until the effective date. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
5.4    Vacancies In Offices.
Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.
5.5    Authority and Duties of Officers.
All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. Whenever an officer or officers is absent, or whenever for any reason the Board of Directors may deem it desirable, the Board of Directors may delegate the powers and duties of any officer to any director or directors or any other officers.
5.6    Voting Shares in Other Business Entities.
The Chairperson, the CEO, the President, if any is appointed, any vice president, the CFO, the Secretary or assistant secretary of the Corporation, or any other person authorized by the Board of Directors may vote, and otherwise exercise on behalf of the Corporation any and all rights and powers incident to the ownership of, any and all shares of stock or other equity interest held by the Corporation in any other corporation or other business entity. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.
ARTICLE VI
INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS
6.1    Indemnification.
(a)    Subject to Section 6.3, the Corporation shall indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter, a “Proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (collectively, “Another Enterprise”), against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
(b)    The Corporation may indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was an employee or agent of the Corporation, or while not serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
(c)    To the extent required by Section 145(c) of the DGCL, a present or former director or officer (as defined therein) of the Corporation who has been successful on the merits or otherwise in defense of any threatened, pending, or completed Proceeding referred to in Section 145(a) or (b) of the DGCL, or in defense of any claim, issue, or matter therein, shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith. Any other person who is or was an officer of the Corporation, as defined in Section 6.10, shall also be entitled to such indemnification. Indemnification under this Section 6.1(c) shall not be subject to satisfaction of a standard of conduct, and the Corporation may not assert the failure to satisfy a standard of conduct as a basis to deny indemnification or recover amounts advanced, including in a suit brought pursuant to Section 6.5 (notwithstanding anything to the contrary therein).
(d)    The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
6.2    Advancement of Expenses.
(a)    Subject to Section 6.3, with respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was a director or officer of the Corporation or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, the Corporation shall pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that any advancement of expenses shall be made only upon receipt of an undertaking (hereinafter an “undertaking”) by such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Article VI or otherwise.
(b)    With respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was an employee or agent of the Corporation, or while not serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, the Corporation may, in its discretion and upon such terms and conditions, if any, as the Corporation deems appropriate, pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition.
6.3    Actions Initiated Against The Corporation.
Anything in Section 6.1(a) or Section 6.2(a) to the contrary notwithstanding, except as provided in Section 6.5(b), with respect to a Proceeding initiated against the Corporation by a person who is or was a director or officer of the Corporation (whether initiated by such person in or by reason of such capacity or in or by reason of any other capacity, including as a director, officer, employee, or agent of Another Enterprise), the Corporation shall not be required to indemnify or to advance expenses (including attorneys’ fees) to such person in connection with prosecuting such Proceeding (or part thereof) or in defending any counterclaim, cross-claim, affirmative defense, or like claim of the Corporation in such Proceeding (or part thereof) unless such Proceeding was authorized by the Board of Directors of the Corporation.
6.4    Contract Rights.
The rights to indemnification and advancement of expenses conferred upon any current or former director or officer of the Corporation pursuant to this Article VI (whether by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise) shall be contract rights, shall vest when such person becomes a director or officer of the Corporation, and shall continue as vested contract rights even if such person ceases to be a director or officer of the Corporation. Any amendment, repeal, or modification of, or adoption of any provision inconsistent with, this Article VI (or any provision hereof) shall not adversely affect any right to indemnification or advancement of expenses granted to any person pursuant hereto with respect to any act or omission of such person occurring prior to the time of such amendment, repeal, modification, or adoption (regardless of whether the Proceeding relating to such acts or omissions, or any proceeding relating to such person’s rights to indemnification or to advancement of expenses, is commenced before or after the time of such amendment, repeal, modification, or adoption), and any such amendment, repeal, modification, or adoption that would adversely affect such person’s rights to indemnification or advancement of expenses hereunder shall be ineffective as to such person, except with respect to any threatened, pending, or completed Proceeding that relates to or arises from (and only to the extent such Proceeding relates to or arises from) any act or omission of such person occurring after the effective time of such amendment, repeal, modification, or adoption.
6.5    Claims.
(a)    If (X) a claim under Section 6.1(a) with respect to any right to indemnification is not paid in full by the Corporation within sixty (60) days after a written demand has been received by the Corporation or (Y) a claim under Section 6.2(a) with respect to any right to the advancement of expenses is not paid in full by the Corporation within twenty (20) days after a written demand has been received by the Corporation, then the person seeking to enforce a right to indemnification or to an advancement of expenses, as the case may be, may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.
(b)    To the extent successful in whole or in part in any suit brought pursuant to Section 6.5(a), or in a suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the person seeking to enforce a right to indemnification or an advancement of expenses hereunder or the person from whom the Corporation sought to recover an advancement of expenses, as the case may be, shall be entitled to be paid by the Corporation the reasonable expenses (including attorneys’ fees) of prosecuting or defending such suit.
(c)    In any suit brought by a person seeking to enforce a right to indemnification hereunder (but not a suit brought by a person seeking to enforce a right to an advancement of expenses hereunder), it shall be a defense that the person seeking to enforce a right to indemnification has not met any applicable standard for indemnification under applicable law. With respect to any suit brought by a person seeking to enforce a right to indemnification or right to advancement of expenses hereunder or any suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), neither (i) the failure of the Corporation to have made a determination prior to commencement of such suit that indemnification of such person is proper in the circumstances because such person has met the applicable standards of conduct under applicable law, nor (ii) an actual determination by the Corporation that such person has not met such applicable standards of conduct, shall create a presumption that such person has not met the applicable standards of conduct or, in a case brought by such person seeking to enforce a right to indemnification, be a defense to such suit.
(d)    In any suit brought by a person seeking to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the burden shall be on the Corporation to prove that the person seeking to enforce a right to indemnification or to an advancement of expenses or the person from whom the Corporation seeks to recover an advancement of expenses is not entitled to be indemnified, or to such an advancement of expenses, under this Article VI or otherwise.
6.6    Determination of Entitlement to Indemnification.
Any indemnification required or permitted under this Article VI (unless ordered by a court or required by Section 6.1(c)) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he or she has met all applicable standards of conduct set forth in this Article VI and Section 145 of the DGCL. Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination, (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders. Such determination shall be made, with respect to any person who is not a director or officer of the Corporation at the time of such determination, in the manner determined by the Board of Directors (including in such manner as may be set forth in any general or specific action of the Board of Directors applicable to indemnification claims by such person) or in the manner set forth in any agreement to which such person and the Corporation are parties.
6.7    Non-Exclusive Rights.
The indemnification and advancement of expenses provided in this Article VI shall not be deemed exclusive of any other rights to which any person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be such director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.
6.8    Insurance.
The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VI or otherwise. For purposes of this provision, insurance shall, to the extent permitted by law, include any insurance provided directly or indirectly (including pursuant to any fronting or reinsurance arrangement) by or through a captive insurance company organized and licensed in compliance with the laws of any jurisdiction.
6.9    Severability.
If any provision or provisions of this Article VI shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (1) the validity, legality, and enforceability of the remaining provisions of this Article VI (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable, that is not itself held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VI (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

6.10    Miscellaneous.
For purposes of this Article VI: (a) references to serving at the request of the Corporation as a director or officer of Another Enterprise shall include any service as a director or officer of the Corporation that imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan; (b) references to serving at the request of the Corporation as an employee or agent of Another Enterprise shall include any service as an employee or agent of the Corporation that imposes duties on, or involves services by, such employee or agent with respect to an employee benefit plan; (c) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation; (d) references to a director of Another Enterprise shall include, in the case of any entity that is not managed by a board of directors, such other position, such as manager or trustee or member of the governing body of such entity, that entails responsibility for the management and direction of such entity’s affairs, including, without limitation, general partner of any partnership (general or limited) and manager or managing member of any limited liability company; and (e) references to an “officer” of the Corporation shall include those officers appointed by the Board of Directors in accordance with Article V.
ARTICLE VII
RECORDS AND REPORTS
7.1    Maintenance And Inspection Of Records.
(a)    The Corporation shall, either at its principal executive offices or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class or series of shares of capital stock of the Corporation held by each stockholder, a copy of these Bylaws as amended to date, accounting books, minutes of all meetings of its stockholders, the Board of Directors and any committees thereof, a record of all actions taken by the Board of Directors or any committees thereof without a meeting and other records.
(b)    The Corporation shall prepare, no later than the tenth (10th) day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section 7.1(b) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. The stock ledger shall be the only evidence as to who are the stockholders entitled by this Section 7.1(b) to examine the list provided for in this Section 7.1(b) or to vote in person or by proxy at any meeting of stockholders.
(c)    Except to the extent otherwise required by law, or by the Certificate of Incorporation, or by these Bylaws, the Board of Directors shall determine from time to time whether and, if allowed, when and under what conditions and regulations the stock ledger, books, records, and accounts of the Corporation, or any of them, shall be open to inspection by the stockholders and the stockholders’ rights, if any, in respect thereof. Except as otherwise provided by law, the stock ledger shall be the only evidence of the identity of the stockholders entitled to examine the stock ledger, the books, records, or accounts of the Corporation.

ARTICLE VIII
GENERAL MATTERS
8.1    Checks.
From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.
8.2    Execution Of Corporate Contracts And Instruments.
The Board of Directors, except as otherwise provided in these Bylaws, shall designate the officers, employees and agents of the Corporation who shall have power to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such delegation may be by resolution or otherwise and the authority granted shall be general or confined to specific matters, all as the Board of Directors or any such committee may determine. In the absence of such designation referred to in the first sentence of this Section 8.2, the officers of the Corporation shall have such power so referred to, to the extent incident to the normal performance of their duties.
8.3    Reliance upon Books, Reports and Records.
A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall, in the performance of such member’s duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
8.4    Stock Certificates; Partly Paid Shares.
The shares of all classes and series of capital stock of the Corporation may be certificated or uncertificated, as may be provided by the Board of Directors. Notwithstanding the foregoing, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by any two authorized officers of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the Corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
8.5    Special Designation On Certificates.
(a)    If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, if any, provided that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
(b)    Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a), 218(a), or 364 of the DGCL or with respect to Section 151 of the DGCL a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by applicable law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.
8.6    Lost Certificates.
Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may, subject to Section 167 of the DGCL, determine the conditions upon which to issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed. The Corporation may require the owner of the lost, stolen or destroyed certificate, or the owner’s legal representative, to give the Corporation a bond sufficient in the opinion of the Corporation, with or without surety, to indemnify it against any loss or claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
8.7    Dividends.
The Board of Directors, subject to any restrictions contained in the Certificate of Incorporation or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, property, or in shares of the Corporation’s capital stock.
The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.
8.8    Construction; Definitions.
Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation, natural person, limited liability company, partnership, joint venture, trust, unincorporated association or other legal entity. The titles of the sections and subsections have been inserted as a matter of reference only and shall not control or affect the meaning or construction of any of the terms or provisions hereof.
8.9    Fiscal Year.
The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors. If the Board of Directors makes no determination to the contrary, the fiscal year of the Corporation shall be the twelve months ending with June 30 in each year.
8.10    Seal.
The Corporation may adopt a corporate seal, which may be altered at pleasure, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.
8.11    Transfer Of Stock.
Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of stock of the Corporation. Subject to any restrictions on transfer, shares of stock represented by certificates may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate properly endorsed or accompanied by a written assignment and power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require. Subject to any restrictions on transfers, upon receipt of proper transfer instructions from the registered owner of uncertificated shares, the transaction shall be recorded upon the books of the Corporation, and the Corporation shall send to the registered transferee a written notice containing the information required by Section 151(f) of the DGCL. A record shall be made of each transfer and whenever a transfer is made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.
8.12    Registered Stockholders.
The Corporation shall be entitled to recognize the exclusive right of a person registered on its stock ledger as the record owner of shares to receive dividends and to vote as such record owner, shall be entitled to hold liable for calls and assessments the person registered on its stock ledger as the record owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
8.13    Facsimile and Electronic Signatures.
In addition to the provisions for use of facsimile or electronic signatures elsewhere specifically authorized in these Bylaws, facsimile or electronic signatures of any officer or officers of the Corporation may be used whenever and as authorized by applicable law.
ARTICLE IX
FORUM FOR CERTAIN ACTIONS
Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a duty (including any fiduciary duty) owed by any current or former director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation arising out of or relating to any provision of the DGCL or the Certificate of Incorporation or these Bylaws (each, as in effect from time to time) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation governed by the internal affairs doctrine of the State of Delaware; provided, however, that in the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Unless the Corporation gives an Alternative Forum Consent, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing, otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Article IX with respect to any current or future actions or claims.
ARTICLE X
AMENDMENTS
The Board may amend, alter, change, adopt or repeal any provision contained in these Bylaws. In addition, notwithstanding any other provision of the Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of shares of any class or series of capital stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of sixty-six and two-thirds percent (66-2/3%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for stockholders of the Corporation to amend or repeal, or adopt any provision of the Bylaws.
* * *
Amended and Restated as of: October 18, 2023
Last Amended as of: October 18, 2023

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Affirm Holdings, Inc.

Special Meeting of Stockholders

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Wednesday, June 25, 2025 8:00 AM, Pacific Time

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This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Max Levchin, Rob O'Hare and Katherine Adkins (the "Named Proxies"), and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Affirm Holdings, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 8:00 a.m. Pacific Time on June 25, 2025 and any adjournment or postponement thereof, as directed on the reverse side of this proxy card, upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

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Affirm Holdings, Inc. Special Meeting of Stockholders

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